UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22559
                                                    -----------

                      First Trust Exchange-Traded Fund IV
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
          -----------------------------------------------------------
                               Wheaton, IL 60187
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              -------------

                    Date of reporting period:  April 30, 2016
                                             ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust North American
Energy Infrastructure Fund
(EMLP)

Semi-Annual Report
For the Six Months Ended
April 30, 2016

Energy Income Partners, LLC
---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                 APRIL 30, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Management.........................................................  4
Understanding Your Fund Expenses.............................................  5
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities..........................................  8
Statement of Operations......................................................  9
Statements of Changes in Net Assets.......................................... 10
Financial Highlights......................................................... 11
Notes to Financial Statements................................................ 12
Additional Information....................................................... 18

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the Sub-Advisor) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust North American Energy Infrastructure Fund; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2016

Dear Shareholders:

Thank you for your investment in First Trust North American Energy Infrastructure Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2016. Additionally, First Trust compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices, and second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

The investment objective of the First Trust North American Energy Infrastructure Fund (the "Fund") is to seek total return. The Fund pursues its objective by investing at least 80% of its net assets under normal market conditions (plus the amount of any borrowing for investment purposes) in equity securities of companies engaged in the energy infrastructure sector. These companies principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian Income Equities, pipeline companies, utilities and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies"). The Fund will be generally concentrated in Energy Infrastructure Companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of companies headquartered or incorporated in the United States and Canada. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

----------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------
                                                                          AVERAGE ANNUAL          CUMULATIVE
                                                                           TOTAL RETURNS         TOTAL RETURNS
                            6 Months Ended          1 Year Ended        Inception (6/20/12)   Inception (6/20/12)
                                4/30/16                4/30/16              to 4/30/16            to 4/30/16

FUND PERFORMANCE
NAV                              1.65%                -13.34%                 7.04%                 30.04%
Market Price                     1.56%                -13.29%                 7.06%                 30.14%

INDEX PERFORMANCE
Blended Benchmark(1)             4.09%                 -9.21%                 5.97%                 25.10%
S&P 500(R) Index                 0.43%                  1.21%                13.92%                 65.37%
----------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------
(1) The Blended Benchmark consists of the following two indices: 50% of the Philadelphia Stock Exchange Utility Index, which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index, which is a float-adjusted, capitalization-weighted composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that distributions are reinvested when they are received.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

-----------------------------------------------------------
                                             % OF TOTAL
INDUSTRY CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------------
Pipeline                                       51.04%
Electric Power                                 33.58
Natural Gas Utility                             5.95
Propane                                         3.95
Gathering & Processing                          2.77
Coal                                            1.73
Other                                           0.98
                                              -------
     Total                                    100.00%
                                              =======

-----------------------------------------------------------
                                             % OF TOTAL
TOP TEN HOLDINGS                            INVESTMENTS
-----------------------------------------------------------
Enbridge Energy Management, LLC                 7.43%
TransCanada Corp.                               6.88
Kinder Morgan, Inc.                             4.58
Enterprise Products Partners, L.P.              4.15
Enbridge Income Fund Holdings, Inc.             3.16
Spectra Energy Corp.                            2.90
Public Service Enterprise Group, Inc.           2.89
NextEra Energy, Inc.                            2.85
American Electric Power Co., Inc.               2.79
Plains All American Pipeline, L.P.              2.54
                                              -------
     Total                                     40.17%
                                              =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JUNE 20, 2012 - APRIL 30, 2016

               First Trust
              North American
                  Energy                       Blended                S&P 500(R)
           Infrastructure Fund              Benchmark(1)                 Index
6/20/12          $10,000                      $10,000                  $10,000
10/31/12          10,690                       10,609                   10,495
4/30/13           12,380                       12,218                   12,009
10/31/13          12,138                       12,041                   13,347
4/30/14           13,343                       13,356                   14,463
10/31/14          14,861                       14,357                   15,652
4/30/15           15,005                       13,778                   16,340
10/31/15          12,793                       12,019                   16,466
4/30/16           13,004                       12,510                   16,537



Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2012 (commencement of trading) through April 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT              NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                  BELOW NAV
                               ----------------------------------------     ----------------------------------------
                               0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
6/21/12 - 10/31/12               78           4          0          0          9          0           0          0
11/1/12 - 10/31/13              226           2          0          0         24          0           0          0
11/1/13 - 10/31/14              231           0          0          0         21          0           0          0
11/1/14 - 10/31/15              158           0          0          0         93          0           0          0
11/1/15 - 4/30/16               100           0          0          0         24          0           0          0

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016


                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP or the "Sub-Advisor"), located in Westport, CT, serves as the investment sub-advisor to the First Trust North American Energy Infrastructure Fund ("EMLP" or the "Fund"). EIP was founded in 2003 and provides professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, Yield-Co's, and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, petroleum storage and terminals and power transmission and distribution that receive fee-based or regulated income from their corporate and individual customers. As of April 30, 2016, EIP had approximately $4.6 billion of assets under management or supervision. Private funds advised by EIP include a partnership for U.S. high net worth individuals and an open-end registered investment company for institutions. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, in addition to the Fund, EIP serves as a sub-advisor to four closed-end management investment companies, to a sleeve of an actively managed exchange-traded fund and to a sleeve of a series of a variable insurance trust. EIP is an investment advisor registered with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

           JAMES J. MURCHIE                           EVA PAO
           PORTFOLIO MANAGER                    CO-PORTFOLIO MANAGER
       FOUNDER AND CEO OF ENERGY                PRINCIPAL OF ENERGY
         INCOME PARTNERS, LLC                   INCOME PARTNERS, LLC

                                 JOHN TYSSELAND
                              CO-PORTFOLIO MANAGER
                    PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

--------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2016 (UNAUDITED)

As a shareholder of First Trust North American Energy Infrastructure Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING            ENDING        BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE       SIX-MONTH        SIX-MONTH
                                                 NOVEMBER 1, 2015     APRIL 30, 2016       PERIOD         PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
Actual                                              $1,000.00           $1,016.50           0.95%            $4.76
Hypothetical (5% return before expenses)            $1,000.00           $1,020.14           0.95%            $4.77

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (November 1, 2015 through April 30, 2016), multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)


SHARES      DESCRIPTION                          VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 71.3%
            ELECTRIC UTILITIES -- 16.1%
    74,851  Alliant Energy Corp.             $    5,278,493
   479,701  American Electric Power Co.,
               Inc.                              30,461,013
   131,656  Duke Energy Corp.                    10,371,860
   455,812  Emera, Inc. (CAD)                    16,518,508
   451,862  Eversource Energy                    25,503,091
   594,582  Exelon Corp.                         20,863,882
   351,713  Fortis, Inc. (CAD)                   11,156,593
   148,587  Hydro One Ltd. (CAD) (a)              2,790,077
   135,156  IDACORP, Inc.                         9,829,896
   264,600  NextEra Energy, Inc.                 31,111,668
   207,245  Southern (The) Co.                   10,382,975
   127,169  Xcel Energy, Inc.                     5,090,575
                                             --------------
                                                179,358,631
                                             --------------
            GAS UTILITIES -- 6.4%
   185,749  Atmos Energy Corp.                   13,476,090
   198,288  Chesapeake Utilities Corp.           11,802,102
   438,365  New Jersey Resources Corp.           15,640,863
   136,668  ONE Gas, Inc.                         7,990,978
   558,042  UGI Corp.                            22,455,610
                                             --------------
                                                 71,365,643
                                             --------------
            MULTI-UTILITIES -- 15.3%
   369,805  ATCO Ltd., Class I (CAD)             12,078,273
   407,101  Canadian Utilities Ltd.,
               Class A (CAD)                     11,709,791
   255,819  CMS Energy Corp.                     10,406,717
   299,554  National Grid PLC, ADR               21,570,883
   702,367  NiSource, Inc.                       15,950,755
   683,860  Public Service Enterprise Group,
               Inc.                              31,546,462
   301,763  SCANA Corp.                          20,728,100
   203,725  Sempra Energy                        21,054,979
   441,820  WEC Energy Group, Inc.               25,718,342
                                             --------------
                                                170,764,302
                                             --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 32.9%
 3,822,653  Enbridge Energy Management,
               LLC (b)                           81,002,017
 1,491,205  Enbridge Income Fund Holdings,
               Inc. (CAD)                        34,454,477
   542,872  Enbridge, Inc.                       22,550,903
   814,152  Inter Pipeline Ltd. (CAD)            17,409,499
   347,646  Keyera Corp. (CAD)                   11,196,601
 2,815,825  Kinder Morgan, Inc.                  50,009,052
   598,897  ONEOK, Inc.                          21,650,127
 1,012,273  Spectra Energy Corp.                 31,653,777
   563,662  Targa Resources Corp.                22,805,764
 1,808,836  TransCanada Corp.                    75,048,606
                                             --------------
                                                367,780,823
                                             --------------

SHARES/
UNITS       DESCRIPTION                          VALUE
-----------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 0.6%
   124,865  CorEnergy Infrastructure Trust,
               Inc.                          $    2,658,376
   274,187  InfraREIT, Inc.                       4,546,020
                                             --------------
                                                  7,204,396
                                             --------------
            TOTAL COMMON STOCKS -- 71.3%        796,473,795
            (Cost $791,259,941)              --------------


            MASTER LIMITED PARTNERSHIPS
               -- 26.3%
            CHEMICALS -- 0.1%
    46,929  Westlake Chemical Partners, L.P.        898,221
                                             --------------
            GAS UTILITIES -- 1.8%
   241,301  AmeriGas Partners, L.P.              10,460,399
   338,354  Suburban Propane Partners, L.P.      10,214,907
                                             --------------
                                                 20,675,306
                                             --------------
            INDEPENDENT POWER AND RENEWABLE
               ELECTRICITY PRODUCERS -- 2.5%
   953,505  NextEra Energy Partners, L.P.        27,546,759
                                             --------------
            OIL, GAS & CONSUMABLE FUELS
               -- 21.9%
   347,298  Alliance Holdings GP, L.P.            6,112,445
   813,948  Alliance Resource Partners, L.P.     12,738,286
    81,879  Buckeye Partners, L.P.                5,895,288
   604,880  Columbia Pipeline Partners, L.P.      8,788,906
   500,954  Enbridge Energy Partners, L.P.       10,840,645
 1,697,703  Enterprise Products Partners,
               L.P.                              45,311,693
   273,591  EQT Midstream Partners, L.P.         21,693,030
   441,804  Holly Energy Partners, L.P.          15,118,533
   148,269  Magellan Midstream Partners,
               L.P.                              10,685,747
   575,532  NGL Energy Partners, L.P.             7,355,299
   374,566  ONEOK Partners, L.P.                 13,282,110
 1,205,325  Plains All American Pipeline,
               L.P.                              27,650,156
   351,954  Spectra Energy Partners, L.P.        17,749,040
   369,325  Tallgrass Energy Partners, L.P.      15,179,258
   308,269  TC PipeLines, L.P.                   16,883,893
   240,399  TransMontaigne Partners, L.P.         9,832,319
                                             --------------
                                                245,116,648
                                             --------------
            TOTAL MASTER LIMITED
               PARTNERSHIPS -- 26.3%            294,236,934
            (Cost $301,819,923)              --------------

            TOTAL INVESTMENTS -- 97.6%        1,090,710,729
            (Cost $1,093,079,864) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 2.4%               26,429,346
                                             --------------
            NET ASSETS -- 100.0%             $1,117,140,075
                                             ==============


Page 6                  See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

APRIL 30, 2016 (UNAUDITED)

(a) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(b) Non-income producing security which makes payment-in-kind ("PIK") distributions. For the six months ended April 30, 2016, the Fund received 173,817 PIK shares of Enbridge Energy Management, LLC.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $95,060,826 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $97,429,961.

ADR   American Depositary Receipt
CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1        LEVEL 2       LEVEL 3
--------------------------------------------------------------
Common Stocks*       $  796,473,795  $       --    $        --
Master Limited
   Partnerships*        294,236,934          --             --
                     -----------------------------------------
Total Investments    $1,090,710,729  $       --    $        --
                     =========================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2016.


                        See Notes to Financial Statements                 Page 7

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)


ASSETS:
Investments, at value..................................................     $  1,090,710,729
Cash...................................................................           17,867,747
Foreign currency, at value.............................................                  816
Receivables:
   Dividends...........................................................            5,192,907
   Investment securities sold..........................................            4,132,236
   Capital shares sold.................................................            3,438,844
                                                                            ----------------
      Total Assets.....................................................        1,121,343,279
                                                                            ----------------

LIABILITIES:
Payables:
   Investment securities purchased.....................................            3,379,446
   Investment advisory fees............................................              823,758
                                                                            ----------------
      Total Liabilities................................................            4,203,204
                                                                            ----------------
NET ASSETS.............................................................     $  1,117,140,075
                                                                            ================

NET ASSETS CONSIST OF:
Paid-in capital........................................................     $  1,228,628,073
Par value..............................................................              488,050
Accumulated net investment income (loss)...............................           (9,963,341)
Accumulated net realized gain (loss) on investments and foreign
   currency transactions...............................................          (99,644,426)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation........................................           (2,368,281)
                                                                            ----------------
NET ASSETS.............................................................     $  1,117,140,075
                                                                            ================
NET ASSET VALUE, per share.............................................     $          22.89
                                                                            ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................           48,805,000
                                                                            ================
Investments, at cost...................................................     $  1,093,079,864
                                                                            ================
Foreign currency, at cost (proceeds)...................................     $            816
                                                                            ================


Page 8                  See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)


INVESTMENT INCOME:
Dividends..............................................................     $     12,539,100
Foreign tax withholding................................................             (563,275)
                                                                            ----------------
   Total investment income.............................................           11,975,825
                                                                            ----------------

EXPENSES:
Investment advisory fees...............................................            4,375,255
                                                                            ----------------
   Total expenses......................................................            4,375,255
                                                                            ----------------
NET INVESTMENT INCOME (LOSS)...........................................            7,600,570
                                                                            ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................          (78,522,403)
   In-kind redemptions.................................................            6,634,548
   Foreign currency transactions.......................................                 (414)
                                                                            ----------------
Net realized gain (loss)...............................................          (71,888,269)
                                                                            ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................           88,948,911
   Foreign currency translation........................................                  422
                                                                            ----------------
Net change in unrealized appreciation (depreciation)...................           88,949,333
                                                                            ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           17,061,064
                                                                            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................     $     24,661,634
                                                                            ================


                        See Notes to Financial Statements                 Page 9

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE
                                                                             SIX MONTHS ENDED        FOR THE
                                                                                4/30/2016           YEAR ENDED
                                                                               (UNAUDITED)          10/31/2015
                                                                            ------------------  ------------------
OPERATIONS:
   Net investment income (loss)........................................       $    7,600,570      $   15,528,848
   Net realized gain (loss)............................................          (71,888,269)         22,512,851
   Net change in unrealized appreciation (depreciation)................           88,949,333        (204,121,247)
                                                                              --------------      --------------
   Net increase (decrease) in net assets resulting from operations.....           24,661,634        (166,079,548)
                                                                              --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................          (21,180,756)        (36,418,951)
                                                                              --------------      --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................          220,572,133         543,756,857
   Cost of shares redeemed.............................................          (59,521,848)       (335,596,477)
                                                                              --------------      --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions....................................          161,050,285         208,160,380
                                                                              --------------      --------------
   Total increase (decrease) in net assets.............................          164,531,163           5,661,881

NET ASSETS:
   Beginning of period.................................................          952,608,912         946,947,031
                                                                              --------------      --------------
   End of period.......................................................       $1,117,140,075      $  952,608,912
                                                                              ==============      ==============
   Accumulated net investment income (loss) at end of period...........       $   (9,963,341)     $    3,616,845
                                                                              ==============      ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.............................           41,355,000          34,155,000
   Shares sold.........................................................           10,400,000          20,200,000
   Shares redeemed.....................................................           (2,950,000)        (13,000,000)
                                                                              --------------      --------------
   Shares outstanding, end of period...................................           48,805,000          41,355,000
                                                                              ==============      ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS                                                        FOR THE PERIOD
                                                  ENDED                     YEAR ENDED OCTOBER 31,                6/20/2012 (a)
                                                4/30/2016       ----------------------------------------------       THROUGH
                                               (UNAUDITED)          2015             2014             2013          10/31/2012
                                               ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period             $  23.03         $  27.72         $  23.40         $  21.26         $  19.99
                                                 --------         --------         --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.18             0.39             0.45             0.39             0.05
Net realized and unrealized gain (loss)              0.15            (4.18)            4.71             2.46             1.33
                                                 --------         --------         --------         --------         --------
Total from investment operations                     0.33            (3.79)            5.16             2.85             1.38
                                                 --------         --------         --------         --------         --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.47)           (0.90)           (0.84)           (0.71)           (0.05)
Return of capital                                      --               --               --               --            (0.06)
                                                 --------         --------         --------         --------         --------
Total distributions                                 (0.47)           (0.90)           (0.84)           (0.71)           (0.11)
                                                 --------         --------         --------         --------         --------
Net asset value, end of period                   $  22.89         $  23.03         $  27.72         $  23.40         $  21.26
                                                 ========         ========         ========         ========         ========
TOTAL RETURN (b)                                     1.65%          (13.92)%          22.44%           13.54%            6.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $1,117,140         $952,609         $946,947         $433,099         $101,109
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.95% (c)        0.95%            0.95%            0.95%            0.95% (c)
Ratio of net investment income (loss) to
   average net assets                                1.65% (c)        1.47%            1.11%            1.28%            0.89% (c)
Portfolio turnover rate (d)                            22%              34%               7%              22%               3%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust North American Energy Infrastructure Fund on June 1, 2012 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 11

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2016 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust North American Energy Infrastructure Fund (the "Fund"), which trades under the ticker "EMLP" on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. The Fund invests in energy infrastructure companies which principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian Income Equities, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies").

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of the market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2016 (UNAUDITED)

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2016 (UNAUDITED)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

Distributions paid from:

Ordinary income.................................      $   36,418,951
Capital gain....................................                  --
Return of capital...............................                  --

As of October 31, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................      $           --
Accumulated capital and other gain (loss).......         (20,930,851)
Net unrealized appreciation (depreciation)......         (94,526,075)

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2016 (UNAUDITED)

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $20,930,851.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of April 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), an affiliate of First Trust, to serve as its investment sub-advisor. In this capacity, EIP is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise EIP and its management of the investment of the Fund's assets and will pay EIP for its services as the Fund's sub-advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. EIP receives a sub-advisory fee from First Trust equal to 45% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2016 (UNAUDITED)

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $204,901,923 and $203,142,462 respectively.

For the six months ended April 30, 2016, the cost of in-kind purchases and proceeds from in-kind sales were $211,110,053 and $58,412,405, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2016 (UNAUDITED)

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2016 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

CONCENTRATION RISK. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund, Shares of the Fund or securities in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                           APRIL 30, 2016 (UNAUDITED)

NON-DIVERSIFICATION RISK. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

ENERGY INFRASTRUCTURE COMPANIES RISK. The Fund invests in Energy Infrastructure Companies and is subject to certain risks inherent in investing in these types of securities. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids ("NGLs"), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Certain Energy Infrastructure Companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

GEOGRAPHIC RISK. The Fund invests primarily in securities of companies headquartered or incorporated in the United States and Canada. An investment in a particular geographic region may be particularly susceptible to changes in the political, diplomatic and economic conditions of that region or any new regulatory requirements of the region. Accordingly, an investment in the Fund may be more volatile than an investment diversified across several geographic regions.

NON-U.S. SECURITIES. The Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded in Canada or other foreign countries and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

INTEREST RATE RISK. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, Energy Income Partners will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Senior Loan Fund (FTSL)

Semi-Annual Report
For the Six Months Ended
April 30, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Management.........................................................  5
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 19
Statement of Operations...................................................... 20
Statements of Changes in Net Assets.......................................... 21
Financial Highlights......................................................... 22
Notes to Financial Statements................................................ 23
Additional Information....................................................... 29


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Senior Loan Fund; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2016


Dear Shareholders:

Thank you for your investment in First Trust Senior Loan Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2016. Additionally, First Trust compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

The First Trust Senior Loan Fund's (the "Fund") primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. The Fund pursues its objectives by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) under normal market conditions in a diversified portfolio of first lien senior floating rate loan interests ("Senior Loans"). A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). A Senior Loan is considered senior to all other unsecured claims against the borrower, senior to or equal with all other secured claims; this means that in the event of a bankruptcy, the Senior Loan, together with other first lien claims, is entitled to be the first to be repaid out of proceeds of the assets securing the loans, before other existing unsecured claims or interests receive repayment. However, in bankruptcy proceedings, there may be other claims, such as taxes or additional advances that take precedence.

The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. Securities rated below investment grade, commonly referred to as "junk" or "high-yield" securities, include securities that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc., Fitch, Inc., or Standard & Poor's Ratings Group, respectively. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America. The Senior Loans included in the Fund's portfolio often maintain an average interest rate duration of less than 90 days; however, the inclusion of LIBOR floors on certain Senior Loans or other factors may cause interest rate duration to be longer than 90 days. The Fund may also invest up to 20% of its net assets in (1) non-Senior Loan debt securities, which may be fixed-rate or floating-rate income-producing securities (including, without limitation, U.S. government debt securities and corporate debt securities), (2) warrants and equity securities issued by a borrower or its affiliates, and/or (3) securities of other investment companies.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL         CUMULATIVE
                                                                                    TOTAL RETURNS        TOTAL RETURNS
                                                  6 Months Ended   1 Year Ended   Inception (5/1/13)   Inception (5/1/13)
                                                     4/30/16         4/30/16          to 4/30/16           to 4/30/16

FUND PERFORMANCE
NAV                                                   1.86%            1.17%            2.49%                7.64%
Market Price                                          1.61%            1.29%            2.50%                7.68%

INDEX PERFORMANCE
Markit iBoxx USD Liquid Leveraged Loan Index          1.98%           -1.04%            1.59%                4.84%
S&P/LSTA Leveraged Loan 100 Index                     2.52%           -0.59%            1.73%                5.27%
-------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

-----------------------------------------------------------
                                          % OF SENIOR LOANS
                                              AND OTHER
INDUSTRY CLASSIFICATION                      SECURITIES
-----------------------------------------------------------
Hotels, Restaurants & Leisure                  13.4%
Health Care Providers & Services               11.4
Media                                           8.7
Pharmaceuticals                                 6.6
Semiconductors & Semiconductor
   Equipment                                    5.6
Food & Staples Retailing                        5.1
Specialty Retail                                5.0
Life Sciences Tools & Services                  4.4
Professional Services                           4.0
Food Products                                   4.0
Software                                        3.6
Diversified Telecommunication Services          3.3
Health Care Equipment & Supplies                3.2
Containers & Packaging                          3.1
Technology Hardware, Storage, &
   Peripherals                                  2.5
Diversified Financial Services                  2.3
Diversified Consumer Services                   2.0
Insurance                                       1.8
Real Estate Management & Development            1.7
Commercial Services & Supplies                  1.3
Building Products                               0.8
Beverages                                       0.8
Health Care Technology                          0.8
Chemicals                                       0.6
Distributors                                    0.6
Aerospace & Defense                             0.6
Auto Components                                 0.5
Wireless Telecommunication Services             0.4
Capital Markets                                 0.4
Independent Power and Renewable
   Electricity Producers                        0.3
Consumer Finance                                0.3
Electronic Equipment & Instruments              0.2
Road & Rail                                     0.2
Oil, Gas & Consumable Fuels                     0.2
IT Services                                     0.1
Household Products                              0.1
Construction Materials                          0.1
Trading Companies & Distributors                0.0*
Electric Utilities                              0.0*
                                              ------
     Total                                    100.0%
                                              ======

* Amount represents less than 0.1%.


-----------------------------------------------------------
                                          % OF SENIOR LOANS
                                              AND OTHER
ASSET CLASSIFICATION                         SECURITIES
-----------------------------------------------------------
Senior Floating-Rate Loan Interests            90.5%
Corporate Bonds                                 8.4
Foreign Corporate Bonds                         1.1
Common Stocks                                   0.0*
Rights                                          0.0*
                                              ------
     Total                                    100.0%
                                              ======

-----------------------------------------------------------
                                          % OF SENIOR LOANS
                                               AND OTHER
CREDIT QUALITY (S&P RATINGS)(1)             DEBT SECURITIES
-----------------------------------------------------------
BBB                                             5.8%
BBB-                                            5.5
BB+                                             1.9
BB                                              9.9
BB-                                            22.0
B+                                             21.4
B                                              19.9
B-                                              8.9
CCC+                                            2.8
CCC                                             1.2
CC                                              0.2
D                                               0.0*
Not Rated                                       0.5
                                              ------
     Total                                    100.0%
                                              ======

-----------------------------------------------------------
                                          % OF SENIOR LOANS
                                               AND OTHER
TOP 10 ISSUERS                                SECURITIES
-----------------------------------------------------------
Avago Technologies Cayman Ltd.                  2.9%
Albertsons LLC                                  2.8
Univision Communications, Inc.                  2.7
Hilton Worldwide Finance LLC                    2.6
PetSmart, Inc.                                  2.5
Dell, Inc.                                      2.5
BJ's Wholesale Club, Inc.                       2.3
New HB Acquisition LLC                          2.2
Valeant Pharmaceuticals International, Inc.     2.1
NXP B.V.                                        2.1
                                              ------
     Total                                     24.7%
                                              ======

(1) The ratings are by Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 1, 2013 - APRIL 30, 2016

                                          Markit iBoxxUSD
                 First Trust              Liquid Leveraged         S&P/LSTA Leveraged
              Senior Loan Fund               Loan Index              Loan 100 Index
5/1/13            $10,000                     $10,000                   $10,000
10/31/13           10,092                      10,103                    10,122
4/30/14            10,275                      10,323                    10,338
10/31/14           10,385                      10,389                    10,434
4/30/15            10,637                      10,594                    10,589
10/31/15           10,567                      10,280                    10,268
4/30/16            10,763                      10,484                    10,527

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 2, 2013 (commencement of trading) through April 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT              NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                  BELOW NAV
                               ----------------------------------------     ----------------------------------------
                               0.00%-      0.50%-     1.00%-                0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%     0.49%      0.99%       1.99%     >=2.00%
5/2/13 - 10/31/13                97          20          4          0          7          0           0          0
11/1/13 - 10/31/14              197           0          0          0         54          1           0          0
11/1/14 - 10/31/15              180          20          1          0         50          0           0          0
11/1/15 - 4/30/16                71           2          0          0         51          0           0          0

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust" or the "Advisor") Leveraged Finance Team is comprised of twelve experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of April 30, 2016, the First Trust Leveraged Finance Team managed or supervised approximately $2.16 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

FIRST TRUST SENIOR LOAN FUND (FTSL)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2016 (UNAUDITED)

As a shareholder of First Trust Senior Loan Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 NOVEMBER 1, 2015     APRIL 30, 2016         PERIOD            PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SENIOR LOAN FUND (FTSL)
Actual                                              $1,000.00           $1,018.60             0.85%                $4.27
Hypothetical (5% return before expenses)            $1,000.00           $1,020.64             0.85%                $4.27

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (November 1, 2015 through April 30, 2016), multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST SENIOR LOAN FUND (FTSL)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 85.2%

                   AEROSPACE & DEFENSE -- 0.3%
$        504,183   DynCorp International, Inc., Term Loan........................       6.25%       07/07/16     $       486,537
         983,893   Transdigm, Inc., Term Loan C..................................       3.75%       02/28/20             982,171
                                                                                                                 ---------------
                                                                                                                       1,468,708
                                                                                                                 ---------------
                   AGRICULTURAL PRODUCTS -- 0.2%
         750,000   Darling International, Inc., Term B USD Loan..................       3.25%       01/06/21             749,250
                                                                                                                 ---------------
                   ALTERNATIVE CARRIERS -- 0.9%
       1,000,000   Level 3 Financing, Inc., Term Loan B-3........................       4.00%       08/01/19           1,002,500
       1,420,000   Level 3 Financing, Inc., Tranche B 2020 Term Loan.............       4.00%       01/15/20           1,423,905
       1,517,837   Level 3 Financing, Inc., Tranche B-II 2022 Term Loan..........       3.50%       05/31/22           1,518,110
                                                                                                                 ---------------
                                                                                                                       3,944,515
                                                                                                                 ---------------
                   APPAREL RETAIL -- 0.6%
       2,763,286   Neiman Marcus Group Inc. (The), Other Term Loan...............       4.25%       10/25/20           2,629,432
                                                                                                                 ---------------
                   APPLICATION SOFTWARE -- 1.4%
       2,084,250   Epicor Software Corp., Term B Loan............................       4.75%       06/01/22           1,998,275
       1,639,450   Infor (US), Inc. , Tranche B-5 Term Loan......................       3.75%       06/03/20           1,599,152
       1,415,962   Informatica Corp. (Italic Merger Sub., Inc.), Dollar Term
                      Loan.......................................................       4.25%       08/05/22           1,391,182
       1,227,288   Mitchell International, Inc., Initial Term Loan...............       4.50%       10/13/20           1,219,102
         189,290   Triple Point Technologies, Inc., Term Loan B..................       5.25%       07/10/20             132,882
                                                                                                                 ---------------
                                                                                                                       6,340,593
                                                                                                                 ---------------
                   ASSET MANAGEMENT & CUSTODY BANKS -- 0.3%
         550,875   Guggenheim Partners Investment Management Holdings LLC,
                      Initial Term Loan..........................................       4.25%       07/22/20             552,252
         956,538   Hamilton Lane Advisors LLC, Initial Term Loan.................       4.25%       07/08/22             954,147
                                                                                                                 ---------------
                                                                                                                       1,506,399
                                                                                                                 ---------------
                   AUTO PARTS & EQUIPMENT -- 0.4%
       1,522,875   Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                      Term Loan..................................................       4.00%       04/04/21           1,520,499
         322,712   Tower Automotive Holdings USA LLC, Initial Term Loan
                      (2014).....................................................       4.00%       04/23/20             321,905
                                                                                                                 ---------------
                                                                                                                       1,842,404
                                                                                                                 ---------------
                   AUTOMOTIVE RETAIL -- 0.2%
         690,698   KAR Auction Services, Inc., Tranche B-3 Term Loan.............       4.25%       03/09/23             693,288
                                                                                                                 ---------------
                   BROADCASTING -- 3.5%
       3,300,000   Clear Channel Communications, Inc., Tranche E Term Loan.......       7.94%       07/30/19           2,452,989
       1,137,917   Gray Television, Inc., Term Loan C............................       4.25%       06/13/21           1,141,615
         724,750   Media General, Inc., Term Loan B..............................       4.00%       07/31/20             724,301
         160,167   Tribune Media Co., Term B Loan................................       3.75%       12/27/20             159,917
       1,728,626   Univision Communications, Inc., 2013 Incremental Term Loan....       4.00%       03/01/20           1,723,579
       9,494,660   Univision Communications, Inc., Replacement First-Lien
                      Term Loan..................................................       4.00%       03/01/20           9,479,374
                                                                                                                 ---------------
                                                                                                                      15,681,775
                                                                                                                 ---------------
                   BUILDING PRODUCTS -- 0.8%
         210,536   Hillman Group, Inc. (The), Initial Term Loan..................       4.50%       06/30/21             208,167
       3,363,047   Quikrete Holdings, Inc., Initial Loan (First Lien)............       4.00%       09/28/20           3,357,801
                                                                                                                 ---------------
                                                                                                                       3,565,968
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST SENIOR LOAN FUND (FTSL)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                   CABLE & SATELLITE -- 1.5%
$        498,750   Cequel Communications LLC (Altice US Finance I Corp.),
                      Initial Term Loan..........................................       4.25%       12/14/22     $       498,002
         623,188   Charter Communications Operating LLC, Bridge Loan -
                      Unsecured 1yr (c) (d)......................................       3.75%       05/21/16             619,293
       5,500,000   CSC Holdings, Inc. (Neptune Finco Corp.), Initial Term Loan...       5.00%       10/09/22           5,517,215
                                                                                                                 ---------------
                                                                                                                       6,634,510
                                                                                                                 ---------------
                   CASINOS & GAMING -- 6.4%
       8,963,986   Amaya Holdings B.V., Initial Term B Loan (First Lien).........       5.00%       08/01/21           8,566,255
       4,464,604   Caesars Growth Partners LLC, Term B Loan (First Lien).........       6.25%       05/08/21           3,973,498
       7,013,146   CityCenter Holdings LLC, Term B Loan..........................       4.25%       10/16/20           7,027,172
         615,385   MGM Growth Properties Operating Partnership LP, Term
                      Loan B.....................................................       4.00%       04/07/23             618,591
         231,230   ROC Finance LLC, Funded Term B Loan...........................       5.00%       06/20/19             219,282
       7,945,419   Station Casinos, Inc, B Term Loan.............................       4.25%       03/02/20           7,955,351
                                                                                                                 ---------------
                                                                                                                      28,360,149
                                                                                                                 ---------------
                   COAL & CONSUMABLE FUELS -- 0.0%
         487,403   Arch Coal, Inc., Term Loan (e) (f)............................       7.50%       05/16/18             203,491
                                                                                                                 ---------------
                   COMPUTER HARDWARE -- 2.4%
      10,660,256   Dell, Inc., Term B-2 Loan.....................................       4.00%       04/29/20          10,651,728
                                                                                                                 ---------------
                   CONSTRUCTION MATERIALS -- 0.1%
         347,375   Summit Materials, Inc., Restatement Effective Date Term Loans.       4.00%       07/15/22             346,680
                                                                                                                 ---------------
                   CONSUMER FINANCE -- 0.2%
         142,286   Altisource Solutions S.A.R.L. , Term B Loan...................       4.50%       12/09/20             123,967
       1,046,015   Walter Investment Management Corp., Tranche B Term Loan.......       4.75%       12/18/20             916,246
                                                                                                                 ---------------
                                                                                                                       1,040,213
                                                                                                                 ---------------
                   DATA PROCESSING & OUTSOURCED SERVICES -- 0.1%
         611,884   Sungard Availability Services Capital, Inc., Term Loan B......       6.00%       03/29/19             546,106
                                                                                                                 ---------------
                   DISTRIBUTORS -- 0.6%
       2,611,499   HD Supply, Inc., Term Loan....................................       3.75%       08/13/21           2,612,151
                                                                                                                 ---------------
                   DIVERSIFIED CHEMICALS -- 0.3%
       1,187,994   Ineos US Finance LLC, 2022 Dollar Term Loan...................       4.25%       03/31/22           1,179,832
                                                                                                                 ---------------
                   DIVERSIFIED SUPPORT SERVICES -- 0.5%
       1,000,000   Brickman Group Holdings, Inc, Initial Term Loan (First Lien)..       4.00%       12/18/20             992,920
       1,183,977   SMG Holdings, Inc., Term Loan B...............................  4.50% - 6.00%    02/27/20           1,166,217
                                                                                                                 ---------------
                                                                                                                       2,159,137
                                                                                                                 ---------------
                   EDUCATION SERVICES -- 0.0%
         123,438   Bright Horizons Family Solutions, Inc., Term B-1 Loan.........       4.25%       01/30/20             123,670
                                                                                                                 ---------------
                   ELECTRIC UTILITIES -- 0.0%
         300,000   TXU (Texas Competitive Electric Holdings Co. LLC), 2014
                      Term Loan (Non-Extending) (e) (f)..........................       4.91%       10/10/14              99,975
                                                                                                                 ---------------
                   ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
         332,500   Linxens LLC (Lully Finance LLC), Initial Term B-1 Loan
                      (First Lien)...............................................       5.00%       10/17/22             331,669
         666,477   Zebra Technologies Corp., Initial Term Loan...................       4.75%       10/27/21             671,222
                                                                                                                 ---------------
                                                                                                                       1,002,891
                                                                                                                 ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                   ENVIRONMENTAL & FACILITIES SERVICES -- 0.4%
$        148,125   PSSI (Packers Holdings LLC), Term B Loan......................       4.25%       12/02/21     $       147,940
         936,740   ServiceMaster Co., Initial Term Loan..........................       4.25%       07/01/21             939,672
         782,000   WTG Holdings III Corp. (EWT Holdings III Corp.), Term Loan
                      (First Lien)...............................................       4.75%       01/15/21             766,360
                                                                                                                 ---------------
                                                                                                                       1,853,972
                                                                                                                 ---------------
                   FOOD RETAIL -- 2.6%
      10,240,643   Albertsons LLC, Term B-4 Loan.................................       5.50%       08/25/21          10,269,727
       1,593,905   Albertsons LLC, Term Loan B-2.................................       5.50%       03/21/19           1,595,897
                                                                                                                 ---------------
                                                                                                                      11,865,624
                                                                                                                 ---------------
                   HEALTH CARE EQUIPMENT -- 2.6%
         782,638   Alere, Inc., Term B Loan......................................       4.25%       06/15/22             774,811
       5,008,419   DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial
                      Term Loan..................................................       4.25%       06/08/20           4,864,427
         833,519   Hill-Rom Holdings, Term Loan B................................       3.50%       09/08/22             836,820
       4,947,028   Kinetic Concepts, Inc., Dollar Term E-1 Loan..................       4.50%       05/04/18           4,942,922
                                                                                                                 ---------------
                                                                                                                      11,418,980
                                                                                                                 ---------------
                   HEALTH CARE FACILITIES -- 2.1%
         272,414   Acadia Healthcare Co., Inc., Tranche B Term Loan..............       4.25%       02/11/22             274,231
         997,500   Acadia Healthcare Co., Inc., Tranche B-2 Term Loan............       4.50%       02/16/23           1,004,044
       2,302,709   CHS/Community Health Systems, Inc., Incremental 2021
                      Term H Loan................................................       4.00%       01/27/21           2,267,639
       1,612,813   Concentra, Inc. (MJ Acquisition Corp.), Term Loan B...........  4.00% - 5.50%    05/15/22           1,596,684
         723,222   HCA, Inc., Tranche B-4 Term Loan..............................       3.50%       05/01/18             725,544
       1,324,082   Kindred Healthcare, Inc., New Term Loan.......................       4.25%       04/09/21           1,320,772
       2,194,954   Select Medical Corp., Term Loan F.............................       6.00%       02/28/21           2,200,441
                                                                                                                 ---------------
                                                                                                                       9,389,355
                                                                                                                 ---------------
                   HEALTH CARE SERVICES -- 5.4%
       1,187,013   21st Century Oncology, Inc., Tranche B Term Loan..............       6.50%       04/30/22           1,050,506
       1,488,750   Air Medical Group Holdings, Inc., Initial Term Loan...........       4.25%       04/28/22           1,467,044
       2,688,456   CareCore National LLC, Term Loan..............................       5.50%       03/05/21           2,490,182
       2,276,119   CHG Healthcare Services, Inc, Term Loan (First Lien)..........       4.25%       11/19/19           2,275,413
       2,475,000   Curo Health Services Holdings, Inc., Term B Loan (First
                      Lien)......................................................       6.50%       02/07/22           2,460,571
       1,496,250   Envision Healthcare Corp. (Emergency Medical Services Corp.),
                      Tranche B-2 Term Loan......................................       4.50%       10/28/22           1,499,183
       3,288,888   Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan (First
                      Lien)......................................................       5.25%       07/01/21           3,080,603
         325,030   Heartland Dental Care LLC, Term B-1 Loan (First Lien).........       5.50%       12/21/18             321,172
       2,278,693   Surgery Centers Holdings, Inc., Initial Term Loan (First
                      Lien)......................................................       5.25%       11/03/20           2,282,977
       1,815,000   Surgical Care Affiliates LLC, Initial Term Loan...............       4.25%       03/17/22           1,809,700
       3,996,879   Team Health, Inc., Tranche B Term Loan........................       4.50%       11/23/22           4,021,859
       1,832,906   U.S. Renal Care, Inc., Term Loan B............................       5.25%       12/30/22           1,834,061
                                                                                                                 ---------------
                                                                                                                      24,593,271
                                                                                                                 ---------------
                   HEALTH CARE SUPPLIES -- 0.1%
         238,825   Convatec Inc., Term Loan B....................................       4.25%       06/30/20             238,600
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR LOAN FUND (FTSL)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                   HEALTH CARE TECHNOLOGY -- 0.7%
$      2,864,099   Connolly Holdings, Inc. (Cotiviti Corp.), Term Loan B.........       4.50%       05/14/21     $     2,855,735
         495,092   Healthport Technologies LLC (CT Technologies Intermediate
                      Holdings, Inc.), Initial Term Loan.........................       5.25%       12/01/21             491,171
                                                                                                                 ---------------
                                                                                                                       3,346,906
                                                                                                                 ---------------
                   HOMEFURNISHING RETAIL -- 0.9%
       4,011,003   Serta Simmons Holdings LLC, Term Loan B.......................       4.25%       10/01/19           4,017,902
                                                                                                                 ---------------
                   HOTELS, RESORTS & CRUISE LINES -- 2.4%
      10,946,382   Hilton Worldwide Finance LLC, Initial Term Loan...............       3.50%       10/25/20          10,982,505
                                                                                                                 ---------------
                   HOUSEHOLD PRODUCTS -- 0.1%
         505,148   Spectrum Brands, Inc., USD Term Loan..........................       3.50%       06/23/22             506,664
                                                                                                                 ---------------
                   HYPERMARKETS & SUPER CENTERS -- 2.1%
         728,758   BJ's Wholesale Club, Inc., 2013 (November) Replacement Loan
                      (Second Lien)..............................................       8.50%       03/26/20             704,469
       8,949,656   BJ's Wholesale Club, Inc., New 2013 (November) Replacement
                      Loan (First Lien)..........................................       4.50%       09/26/19           8,848,973
                                                                                                                 ---------------
                                                                                                                       9,553,442
                                                                                                                 ---------------
                   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%
         987,212   Calpine Corp., Term Loan......................................       4.00%       10/09/19             987,459
                                                                                                                 ---------------
                   INSURANCE BROKERS -- 1.6%
         454,345   Amwins Group LLC, Term Loan B.................................       5.25%       09/06/19             455,104
       1,760,800   Confie Seguros Holding II Co., Term B Loan (First Lien).......       5.75%       11/09/18           1,731,447
       2,332,578   HUB International Ltd., Initial Term Loan (New)...............       4.25%       10/02/20           2,304,401
         396,000   Hyperion Finance S.A.R.L., Initial Term Loan..................       5.50%       04/29/22             390,389
       1,953,945   National Financial Partners Corp., 2014 Specified Refinancing
                      Term Loan..................................................       4.50%       07/01/20           1,931,552
         340,393   USI, Inc. (Compass Investors, Inc.), Initial Term Loan........       4.25%       12/27/19             335,927
                                                                                                                 ---------------
                                                                                                                       7,148,820
                                                                                                                 ---------------
                   INTEGRATED TELECOMMUNICATION SERVICES -- 1.4%
       3,328,724   Numericable U.S. LLC (Altice France S.A.), Term Loan B-7......       5.00%       01/31/24           3,340,507
       3,214,430   Numericable U.S. LLC (Altice France S.A.), USD Term
                      Loan B-6...................................................       4.75%       02/10/23           3,215,587
                                                                                                                 ---------------
                                                                                                                       6,556,094
                                                                                                                 ---------------
                   LEISURE FACILITIES -- 0.9%
       2,075,755   ClubCorp Club Operations, Inc. , Term Loan B..................       4.25%       12/08/22           2,074,717
         687,115   Life Time Fitness, Inc., Closing Date Term Loan...............       4.25%       06/10/22             682,821
       1,122,953   Planet Fitness Holdings LLC, Term Loan........................       4.50%       03/31/21           1,125,760
                                                                                                                 ---------------
                                                                                                                       3,883,298
                                                                                                                 ---------------
                   LIFE SCIENCES TOOLS & SERVICES -- 3.7%
       4,282,425   Immucor, Inc., Term B-2 Loan..................................       5.00%       08/19/18           4,068,304
       2,850,317   InVentiv Health, Inc., Term B-4 Loan..........................       7.75%       05/15/18           2,852,113
         404,646   Millennium Laboratories LLC (New Millennium Holdco.),
                      Closing Date Term Loan (g).................................       7.50%       12/21/20             301,461
       3,533,012   Ortho-Clinical Diagnostics, Inc. (Crimson Merger Sub, Inc.),
                      Initial Term Loan..........................................       4.75%       06/30/21           3,341,840
         495,970   Pharmaceutical Product Development, Inc., Incremental
                      Term Loan..................................................       4.25%       08/18/22             494,834


Page 10                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                   LIFE SCIENCES TOOLS & SERVICES (CONTINUED)
$      4,565,819   Pharmaceutical Product Development, Inc., Initial Term Loan...       4.25%       08/18/22     $     4,555,363
         995,000   Sterigenics International (STHI Intermediate Holding Corp.),
                      Initial Term Loan..........................................       4.25%       05/16/22             992,513
                                                                                                                 ---------------
                                                                                                                      16,606,428
                                                                                                                 ---------------
                   METAL & GLASS CONTAINERS -- 1.0%
         780,645   Anchor Glass Container Corp., Term B Loan.....................       4.25%       07/01/22             782,113
       1,225,000   Ardagh Holdings USA, Inc. (Ardagh Packaging Finance S.A.),
                      New Term Loan..............................................       4.00%       12/17/19           1,221,938
       2,597,093   Berlin Packaging LLC, Initial Term Loan (First Lien)..........       4.50%       10/01/21           2,597,742
                                                                                                                 ---------------
                                                                                                                       4,601,793
                                                                                                                 ---------------
                   MOVIES & ENTERTAINMENT -- 1.4%
         215,583   AMC Entertainment, Inc., Term Loan B..........................       4.00%       12/10/22             216,392
         395,000   Creative Artists Agency LLC (CAA Holdings LLC), Incremental
                      Term Loan..................................................       5.50%       12/17/21             394,340
       5,548,666   Formula One (Delta 2 Lux S.A.R.L.), Facility B3 (USD).........       4.75%       07/30/21           5,445,627
         366,998   WME IMG Worldwide, Inc., Term Loan (First Lien)...............       5.25%       05/06/21             366,172
                                                                                                                 ---------------
                                                                                                                       6,422,531
                                                                                                                 ---------------
                   OIL & GAS EXPLORATION & PRODUCTION -- 0.0%
         400,000   American Energy Marcellus Holdings LLC, Initial Loan
                      (First Lien)...............................................       5.25%       08/04/20             106,400
         361,111   American Energy Marcellus Holdings LLC, Initial Loan
                      (Second Lien)..............................................       8.50%       08/04/21              43,333
                                                                                                                 ---------------
                                                                                                                         149,733
                                                                                                                 ---------------
                   OTHER DIVERSIFIED FINANCIAL SERVICES -- 1.5%
       6,610,029   First Data Corp., 2021 New Dollar Term Loan...................       4.44%       03/24/21           6,623,778
                                                                                                                 ---------------
                   PACKAGED FOODS & MEATS -- 2.8%
       1,664,286   B&G Foods, Inc., Tranche B Term Loan..........................  3.75% - 5.00%    11/02/22           1,672,607
       1,125,786   Ferrara Candy Co. (Candy Intermediate Holdings, Inc.), Initial
                      Term Loan..................................................       7.50%       06/18/18           1,128,600
       7,426,964   New HB Acquisition LLC, Term B Loan (First Lien)..............       4.50%       08/03/22           7,448,651
       1,757,491   New HB Acquisition LLC, Term B Loan (Second Lien).............       8.50%       08/03/23           1,722,341
         648,375   Pinnacle Foods Finance LLC, Tranche I Term Loan...............       3.75%       01/13/23             651,176
                                                                                                                 ---------------
                                                                                                                      12,623,375
                                                                                                                 ---------------
                   PAPER PACKAGING -- 1.8%
       8,240,019   Reynolds Group Holdings, Inc., Incremental U.S. Term Loan.....       4.50%       12/01/18           8,255,510
                                                                                                                 ---------------
                   PHARMACEUTICALS -- 6.0%
       1,128,313   Akorn, Inc., Loan.............................................       6.00%       04/16/21           1,129,724
         528,125   AMAG Pharmaceuticals, Inc., Initial Term Loan.................       4.75%       08/17/21             524,164
       1,732,959   Amneal Pharmaceuticals LLC, Term Loan B.......................  4.50% - 6.00%    11/01/19           1,727,899
         655,002   Catalent Pharma Solutions, Inc., Dollar Term Loan.............       4.25%       05/20/21             657,766
       3,241,875   Concordia Healthcare Corp., Initial Dollar Term Loan..........       5.25%       10/21/21           3,206,214
       7,336,625   Endo Pharmaceuticals Holdings, Inc., 2015 Incremental
                      Term B Loan................................................       3.75%       06/27/22           7,309,113
       3,036,093   Horizon Pharma, Inc., Term Loan B.............................       4.50%       04/30/21           2,937,420
         589,500   Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial Dollar
                      Term Loan..................................................       4.25%       03/11/21             582,868


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR LOAN FUND (FTSL)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                   PHARMACEUTICALS (CONTINUED)
$      8,701,928   Valeant Pharmaceuticals International, Inc., Series F-1
                      Tranche B Term Loan........................................       5.00%       04/01/22     $     8,475,678
                                                                                                                 ---------------
                                                                                                                      26,550,846
                                                                                                                 ---------------
                   PROPERTY & CASUALTY INSURANCE -- 0.2%
         380,111   Cunningham Lindsey U.S., Inc., Initial Term Loan (First
                      Lien) (c)..................................................       5.00%       12/10/19             270,829
         600,000   Sedgwick Claims Management Services, Inc., Initial Loan
                      (Second Lien)..............................................       6.75%       02/28/22             570,000
                                                                                                                 ---------------
                                                                                                                         840,829
                                                                                                                 ---------------
                   REAL ESTATE SERVICES -- 1.5%
       5,935,920   DTZ Worldwide Ltd., 2015-1 Additional Term Loan...............       4.25%       11/04/21           5,918,587
         750,000   Realogy Corp., Initial Term B Loan 2014.......................       3.75%       03/05/20             749,378
                                                                                                                 ---------------
                                                                                                                       6,667,965
                                                                                                                 ---------------
                   RESEARCH & CONSULTING SERVICES -- 3.8%
       8,111,221   Acosta, Inc., Term Loan B.....................................       4.25%       09/26/21           8,019,969
       7,484,524   Advantage Sales & Marketing, Inc., Initial Term Loan
                      (First Lien)...............................................       4.25%       07/23/21           7,414,394
         402,431   Information Resources, Inc., Term Loan........................       4.75%       09/30/20             402,431
       1,191,568   TransUnion LLC, 2015 Term B-2 Loan............................       3.50%       04/09/21           1,185,908
                                                                                                                 ---------------
                                                                                                                      17,022,702
                                                                                                                 ---------------
                   RESTAURANTS -- 2.8%
       2,401,772   Burger King Corp. (1011778 B.C. ULC), Term B-2 Loan...........       3.75%       12/10/21           2,405,903
       1,831,915   Focus Brands, Inc., Refinancing Term Loan (First Lien)........       4.25%       02/21/18           1,834,205
       8,213,086   Portillo's Holdings LLC, Term B Loan (First Lien).............       4.75%       08/02/21           8,014,575
         422,143   Red Lobster Management LLC, Initial Term Loan (First Lien)....       6.25%       07/28/21             420,560
                                                                                                                 ---------------
                                                                                                                      12,675,243
                                                                                                                 ---------------
                   SECURITY & ALARM SERVICES -- 0.3%
         248,900   Garda World Security Corp., Term B Delayed Draw Loan..........       4.00%       11/06/20             245,789
         972,975   Garda World Security Corp., Term Loan B.......................       4.00%       10/18/20             960,813
                                                                                                                 ---------------
                                                                                                                       1,206,602
                                                                                                                 ---------------
                   SEMICONDUCTORS -- 5.3%
      12,133,333   Avago Technologies Cayman Ltd., Term B-1 Dollar Loan..........       4.25%       02/01/23          12,135,518
         600,000   Micron Technology, Inc., Term Loan B..........................       6.00%       04/15/22             602,064
       8,645,000   NXP B.V., Tranche B Loan......................................       3.75%       12/07/20           8,666,613
       2,350,000   Western Digital Corp., Term Loan B............................       6.25%       03/30/23           2,293,201
                                                                                                                 ---------------
                                                                                                                      23,697,396
                                                                                                                 ---------------
                   SOFT DRINKS -- 0.8%
       3,442,400   Keurig Green Mountain, Inc. (Maple Holdings Acquisition
                      Corp.), Term B USD Loan....................................       5.25%       03/03/23           3,451,729
                                                                                                                 ---------------
                   SPECIALIZED CONSUMER SERVICES -- 1.8%
         750,000   Aramark Corp., Term Loan F....................................       3.25%       02/24/21             750,000
       4,298,477   Asurion LLC, Incremental Tranche B-1 Term Loan................       5.00%       05/24/19           4,282,358
       2,484,235   Asurion LLC, Incremental Tranche B-4 Term Loan................       5.00%       08/04/22           2,466,051
         352,941   Asurion LLC, Term Loan (Second Lien)..........................       8.50%       03/03/21             338,319
                                                                                                                 ---------------
                                                                                                                       7,836,728
                                                                                                                 ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                          STATED
     VALUE                                  DESCRIPTION                               RATE (a)     MATURITY (b)       VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                   SPECIALIZED FINANCE -- 0.7%
$      1,393,000   AlixPartners LLP, Initial Term Loan...........................       4.50%       07/15/22     $     1,398,224
       1,661,028   Duff & Phelps Corp., Initial Term Loan........................       4.75%       04/23/20           1,650,646
                                                                                                                 ---------------
                                                                                                                       3,048,870
                                                                                                                 ---------------
                   SPECIALTY CHEMICALS -- 0.3%
       1,282,568   Platform Specialty Products Corp. (fka: Macdermid, Inc.),
                      Tranche B-2 Term Loan......................................       5.50%       06/07/20           1,258,788
         264,667   Trinseo Materials Operating S.C.A., Term Loan B...............       4.25%       10/13/21             264,225
                                                                                                                 ---------------
                                                                                                                       1,523,013
                                                                                                                 ---------------
                   SPECIALTY STORES -- 3.0%
         691,198   Dollar Tree, Inc., DLTR TL B 1L USD...........................       3.50%       05/26/22             693,935
         596,967   Party City Holdings, Inc., Term Loan..........................       4.25%       08/06/22             594,233
      10,677,952   PetSmart, Inc., Tranche B-1 Loan..............................       4.25%       03/11/22          10,641,967
         491,393   Toys "R" US-Delaware, Inc., Term B-2 Loan.....................       5.25%       05/25/18             432,426
       1,002,288   Toys "R" US-Delaware, Inc., Term B4 Loan......................       9.75%       04/25/20             848,186
                                                                                                                 ---------------
                                                                                                                      13,210,747
                                                                                                                 ---------------
                   SYSTEMS SOFTWARE -- 1.9%
         206,266   Applied Systems, Inc., Initial Term Loan (First Lien).........  4.25% - 5.75%    01/25/21             205,406
         218,154   Applied Systems, Inc., Initial Term Loan (Second Lien)........       7.50%       01/24/22             213,700
       1,194,000   Blue Coat Systems, Inc., Initial Term Loan....................       4.50%       05/20/22           1,186,537
       5,448,571   BMC Software Finance, Inc., Initial US Term Loan..............       5.00%       09/10/20           4,678,960
         703,125   Compuware Corp., Term Loan B..................................       6.25%       12/31/19             684,373
         523,143   SS&C Technologies Holdings, Inc., Term B-1 Loan...............  4.00% - 4.08%    07/08/22             524,451
          74,533   SS&C Technologies Holdings, Inc., Term B-2 Loan...............  4.00% - 4.08%    07/08/22              74,719
         957,454   Vertafore, Inc., Term Loan 2013...............................       4.25%       10/03/19             958,651
                                                                                                                 ---------------
                                                                                                                       8,526,797
                                                                                                                 ---------------
                   TRUCKING -- 0.2%
          95,544   Kenan Advantage Group, Inc., Delayed Draw Term 1 Loan (h).....         1.50% (i) 07/29/22              95,186
         680,725   Kenan Advantage Group, Inc., Term Loan B1.....................       4.00%       07/31/22             678,172
         217,128   Kenan Advantage Group, Inc., Term Loan B-2....................       4.00%       07/31/22             216,313
                                                                                                                 ---------------
                                                                                                                         989,671
                                                                                                                 ---------------
                   TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...................................................      382,258,043
                   (Cost $387,026,802)                                                                           ---------------

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS -- 7.9%

                   AEROSPACE & DEFENSE -- 0.1%
         250,000   Aerojet Rocketdyne Holdings, Inc..............................       7.13%       03/15/21             263,796
                                                                                                                 ---------------
                   AGRICULTURAL PRODUCTS -- 0.5%
       2,000,000   Darling Ingredients, Inc......................................       5.38%       01/15/22           2,095,000
                                                                                                                 ---------------
                   ALTERNATIVE CARRIERS -- 0.3%
         813,000   Level 3 Communications, Inc...................................       5.75%       12/01/22             837,805
         500,000   Level 3 Financing, Inc........................................       5.13%       05/01/23             510,625
                                                                                                                 ---------------
                                                                                                                       1,348,430
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR LOAN FUND (FTSL)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                   APPLICATION SOFTWARE -- 0.1%
$        500,000   Infor US, Inc.................................................       6.50%       05/15/22     $       464,005
                                                                                                                 ---------------
                   AUTO PARTS & EQUIPMENT -- 0.0%
         125,000   MPG Holdco I, Inc.............................................       7.38%       10/15/22             125,625
                                                                                                                 ---------------
                   BROADCASTING -- 0.3%
         125,000   LIN Television Corp...........................................       5.88%       11/15/22             128,125
         100,000   Nexstar Broadcasting, Inc. (j)................................       6.13%       02/15/22             100,750
       1,000,000   Sinclair Television Group, Inc................................       6.13%       10/01/22           1,072,500
         215,000   Sinclair Television Group, Inc. (j)...........................       5.88%       03/15/26             223,063
                                                                                                                 ---------------
                                                                                                                       1,524,438
                                                                                                                 ---------------
                   CABLE & SATELLITE -- 1.5%
       5,350,000   CCO Holdings LLC / CCO Holdings Capital Corp..................       5.75%       01/15/24           5,624,187
         600,000   CCO Holdings LLC / CCO Holdings Capital Corp. (j).............       5.88%       04/01/24             630,000
                                                                                                                 ---------------
                                                                                                                       6,254,187
                                                                                                                 ---------------
                   CASINOS & GAMING -- 0.1%
         600,000   Caesars Growth Properties Holdings LLC / Caesars Growth
                      Properties Finance, Inc....................................       9.38%       05/01/22             525,000
                                                                                                                 ---------------
                   DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.1%
         250,000   KB Home.......................................................       7.00%       12/15/21             256,250
         250,000   Taylor Morrison Communities Inc. / Monarch Communities,
                      Inc. (j)...................................................       5.88%       04/15/23             250,625
                                                                                                                 ---------------
                                                                                                                         506,875
                                                                                                                 ---------------
                   HEALTH CARE EQUIPMENT -- 0.4%
          83,000   Alere, Inc....................................................       6.50%       06/15/20              82,585
       1,000,000   Alere, Inc. (j)...............................................       6.38%       07/01/23           1,025,000
         300,000   Kinetic Concepts, Inc. / KCI USA, Inc.........................      10.50%       11/01/18             304,695
         576,000   Kinetic Concepts, Inc. / KCI USA, Inc.........................      12.50%       11/01/19             554,400
                                                                                                                 ---------------
                                                                                                                       1,966,680
                                                                                                                 ---------------
                   HEALTH CARE FACILITIES -- 3.0%
       3,165,000   CHS/Community Health Systems, Inc.............................       6.88%       02/01/22           2,880,150
       1,000,000   HCA, Inc......................................................       5.38%       02/01/25           1,023,750
       1,750,000   Kindred Healthcare, Inc.......................................       8.00%       01/15/20           1,751,750
         250,000   LifePoint Health, Inc.........................................       5.50%       12/01/21             260,625
       1,500,000   Select Medical Corp...........................................       6.38%       06/01/21           1,430,625
         170,000   Tenet Healthcare Corp.........................................       6.00%       10/01/20             181,050
       1,250,000   Tenet Healthcare Corp.........................................       8.13%       04/01/22           1,303,125
       4,500,000   Tenet Healthcare Corp.........................................       6.75%       06/15/23           4,460,624
                                                                                                                 ---------------
                                                                                                                      13,291,699
                                                                                                                 ---------------
                   HEALTH CARE SERVICES -- 0.2%
         761,000   Surgical Care Affiliates, Inc. (j)............................       6.00%       04/01/23             772,415
                                                                                                                 ---------------
                   HOMEFURNISHING RETAIL -- 0.1%
         500,000   Serta Simmons Bedding LLC (j).................................       8.13%       10/01/20             528,750
                                                                                                                 ---------------
                   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
         350,000   NRG Energy, Inc...............................................       7.88%       05/15/21             365,610
                                                                                                                 ---------------
                   INTEGRATED TELECOMMUNICATION SERVICES -- 0.0%
         110,000   Frontier Communications Corp..................................       6.25%       09/15/21             102,850
                                                                                                                 ---------------


Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)

                   LIFE SCIENCES TOOLS & SERVICES -- 0.4%
$      2,375,000   Crimson Merger Sub, Inc. (j)..................................       6.63%       05/15/22     $     1,995,000
                                                                                                                 ---------------
                   OIL & GAS STORAGE & TRANSPORTATION -- 0.1%
         300,000   Crestwood Midstream Partners LP / Crestwood Midstream
                      Finance Corp...............................................       6.13%       03/01/22             275,250
                                                                                                                 ---------------
                   PACKAGED FOODS & MEATS -- 0.3%
       1,164,000   JBS USA LLC / JBS USA Finance, Inc. (j).......................       5.88%       07/15/24           1,088,340
         125,000   Post Holdings, Inc. (j).......................................       6.75%       12/01/21             131,329
         150,000   Post Holdings, Inc. (j).......................................       7.75%       03/15/24             163,875
                                                                                                                 ---------------
                                                                                                                       1,383,544
                                                                                                                 ---------------
                   TRADING COMPANIES & DISTRIBUTORS -- 0.0%
         209,000   BlueLine Rental Finance Corp. (j).............................       7.00%       02/01/19             184,443
                                                                                                                 ---------------
                   WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
         250,000   Sprint Corp...................................................       7.25%       09/15/21             203,125
         625,000   T-Mobile USA, Inc.............................................       6.73%       04/28/22             660,156
         150,000   T-Mobile USA, Inc.............................................       6.00%       03/01/23             158,062
         500,000   T-Mobile USA, Inc.............................................       6.63%       04/01/23             536,250
                                                                                                                 ---------------
                                                                                                                       1,557,593
                                                                                                                 ---------------
                   TOTAL CORPORATE BONDS.......................................................................       35,531,190
                   (Cost $36,450,611)                                                                            ---------------

FOREIGN CORPORATE BONDS -- 1.0%

                   AEROSPACE & DEFENSE -- 0.1%
         334,000   Bombardier, Inc. (j)..........................................       5.50%       09/15/18             330,660
         250,000   Bombardier, Inc. (j)..........................................       7.75%       03/15/20             248,125
                                                                                                                 ---------------
                                                                                                                         578,785
                                                                                                                 ---------------
                   ALTERNATIVE CARRIERS -- 0.2%
       1,000,000   Intelsat Luxembourg SA........................................       6.75%       06/01/18             777,500
                                                                                                                 ---------------
                   INTEGRATED TELECOMMUNICATION SERVICES -- 0.2%
       1,000,000   Numericable-SFR SA (j)........................................       6.00%       05/15/22           1,005,050
                                                                                                                 ---------------
                   METAL & GLASS CONTAINERS -- 0.1%
          62,000   Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                      Inc. (j)...................................................       6.25%       01/31/19              63,705
         373,588   Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                      Inc. (j)...................................................       7.00%       11/15/20             354,909
                                                                                                                 ---------------
                                                                                                                         418,614
                                                                                                                 ---------------
                   PHARMACEUTICALS -- 0.3%
         552,000   Capsugel SA (j) (k)...........................................       7.00%       05/15/19             556,140
         250,000   Mallinckrodt International Finance SA / Mallinckrodt CB
                      LLC (j)....................................................       5.63%       10/15/23             235,625
         350,000   Valeant Pharmaceuticals International, Inc. (j)...............       5.38%       03/15/20             311,719
                                                                                                                 ---------------
                                                                                                                       1,103,484
                                                                                                                 ---------------
                   RESTAURANTS -- 0.0%
         100,000   1011778 B.C. ULC / New Red Finance, Inc. (j)..................       6.00%       04/01/22             103,500
                                                                                                                 ---------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR LOAN FUND (FTSL)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY          VALUE
----------------  ----------------------------------------------------------------  -------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                   SECURITY & ALARM SERVICES -- 0.1%
$        500,000   Garda World Security Corp. (j)................................       7.25%       11/15/21     $       406,250
                                                                                                                 ---------------
                   TOTAL FOREIGN CORPORATE BONDS...............................................................        4,393,183
                   (Cost $4,766,978)                                                                             ---------------

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS -- 0.0%

                   LIFE SCIENCES TOOLS & SERVICES -- 0.0%
          11,850   New Millennium Holdco, Inc. (g) (l).........................................................           90,848
                                                                                                                 ---------------
                   TOTAL COMMON STOCKS.........................................................................           90,848
                   (Cost $59,250)                                                                                ---------------

RIGHTS -- 0.0%

                   LIFE SCIENCES TOOLS & SERVICES -- 0.0%
               1   New Millennium Holdco, Inc., Corporate Claim Trust (c) (d) (g) (l)..........................                0
               1   New Millennium Holdco, Inc., Lender Claim Trust (c) (d) (g) (l).............................                0
                                                                                                                 ---------------
                   TOTAL RIGHTS................................................................................                0
                   (Cost $0)                                                                                     ---------------

MONEY MARKET FUNDS -- 8.3%

      37,191,009   Morgan Stanley Institutional Liquidity Fund - Treasury
                      Portfolio - Institutional Class - 0.22% (m)..............................................       37,191,009
                   (Cost $37,191,009)                                                                            ---------------

                   TOTAL INVESTMENTS -- 102.4%.................................................................      459,464,273
                   (Cost $465,494,650) (n)
                   NET OTHER ASSETS AND LIABILITIES -- (2.4)%..................................................      (10,564,232)
                                                                                                                 ---------------
                   NET ASSETS -- 100.0%........................................................................  $   448,900,041
                                                                                                                 ===============

-----------------------------

(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at April 30, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the investment advisor, First Trust Advisors L.P. (the "Advisor").

(d) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2016, securities noted as such amounted to $619,293 or 0.1% of net assets.

(e)   This issuer has filed for protection in federal bankruptcy court.

(f) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.


Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

APRIL 30, 2016 (UNAUDITED)


(g) On December 21, 2015, Millennium Health, LLC completed a Bankruptcy Plan of Reorganization. As part of the Bankruptcy Plan of Reorganization, the holders of Millennium Laboratories LLC, Tranche B Term Loan received a portion of a new term loan and a pro rata share of the newly issued common equity shares in New Millennium Holdco, Inc., the new company. Each lender was also issued a beneficial interest in the Corporate Claim Trust entitling it, as holder of such beneficial interest, to receive Corporate Claim Trust Distributions when and if net cash proceeds from the pursuit of Retained Corporate Causes of Action are available to make such a distribution. In addition, each lender was issued a beneficial interest in the Lender Claim Trust entitling it, as holder of such beneficial interest, to receive Lender Claim Trust Distributions when and if net cash proceeds from the pursuit of Retained Lender Causes of Action are available to make such a distribution.

(h) Delayed Draw Loan (See Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements).

(i)   Represents commitment fee rate on Unfunded Loan Commitment.

(j) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At April 30, 2016, securities noted as such amounted to $10,709,273 or 2.4% of net assets.

(k) These notes are Payment-in-Kind ("PIK") Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK Interest. Interest paid in cash will accrue at the rate of 7.000% per annum ("Cash Interest Rate") and PIK Interest will accrue on the Notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the six months ended April 30, 2016, this security paid all of its interest in cash.

(l)   Non-income producing security.

(m)   Interest rate shown reflects yield as of April 30, 2016.

(n) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,235,483 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,265,860.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2          LEVEL 3
                                                         TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                        VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                       4/30/2016          PRICES           INPUTS           INPUTS
                                                     --------------   --------------   --------------   --------------
Senior Floating-Rate Loan Interests:
   Cable & Satellite..............................   $      619,293   $           --   $           --   $      619,293
   Property & Casualty Insurance..................          270,829               --               --          270,829
   Other Industry Categories*.....................      381,367,921               --      381,367,921               --
                                                     --------------   --------------   --------------   --------------
Total Senior Floating-Rate Loan Interests.........      382,258,043               --      381,367,921          890,122
Corporate Bonds*..................................       35,531,190               --       35,531,190               --
Foreign Corporate Bonds*..........................        4,393,183               --        4,393,183               --
Common Stocks*....................................           90,848               --           90,848               --
Rights*...........................................               --**             --               --               --**
Money Market Funds................................       37,191,009       37,191,009               --               --
                                                     --------------   --------------   --------------   --------------
Total Investments.................................   $  459,464,273   $   37,191,009   $  421,383,142   $      890,122
                                                     ==============   ==============   ==============   ==============

* See Portfolio of Investments for industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

** Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2016.


                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR LOAN FUND (FTSL)

APRIL 30, 2016 (UNAUDITED)

Level 3 Senior Floating-Rate Loan Interests that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. Level 3 Senior Floating-Rate Loan Interests are valued based on either third-party pricing service prices obtained from dealer runs and indicative sheets from brokers or are valued using broker quotes. The values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors the daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of the Fund's investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:


BEGINNING BALANCE AT OCTOBER 31, 2015
   Senior Floating-Rate Loan Interests               $    1,413,777
   Rights                                                        --
Net Realized Gain (Loss)
   Senior Floating-Rate Loan Interests                        1,889
   Rights                                                        --
Change in Unrealized Appreciation /(Depreciation)
   Senior Floating-Rate Loan Interests                      (16,293)
   Rights                                                        --
Purchases
   Senior Floating-Rate Loan Interests                           --
   Rights                                                        --*
Sales
   Senior Floating-Rate Loan Interests                     (509,251)
   Rights                                                        --
Transfers In
   Senior Floating-Rate Loan Interests                           --
   Rights                                                        --
Transfers Out
   Senior Floating-Rate Loan Interests                           --
   Rights                                                        --
                                                     --------------
ENDING BALANCE AT APRIL 30, 2016
   Senior Floating-Rate Loan Interests                      890,122
   Rights                                                        --*
                                                     --------------
Total Level 3 holdings                               $      890,122
                                                     ==============

* Investment is valued at $0.

There was a net change of $(18,055) in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2016.


Page 18                See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value.....................................................   $   459,464,273
Receivables:
   Investment securities sold.............................................         4,835,534
   Interest...............................................................         1,954,372
                                                                             ---------------
      Total Assets........................................................       466,254,179
                                                                             ---------------

LIABILITIES:
Payables:
   Investment securities purchased........................................        16,948,173
   Investment advisory fees...............................................           310,779
   Unfunded loan commitments..............................................            95,186
                                                                             ---------------
      Total Liabilities...................................................        17,354,138
                                                                             ---------------
NET ASSETS................................................................   $   448,900,041
                                                                             ===============

NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $   458,011,301
Par value.................................................................            93,500
Accumulated net investment income (loss)..................................           251,021
Accumulated net realized gain (loss) on investments.......................        (3,425,404)
Net unrealized appreciation (depreciation) on investments.................        (6,030,377)
                                                                             ---------------
NET ASSETS................................................................   $   448,900,041
                                                                             ===============
NET ASSET VALUE, per share................................................   $         48.01
                                                                             ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................         9,350,002
                                                                             ===============
Investments, at cost......................................................   $   465,494,650
                                                                             ===============


                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Interest..................................................................   $     9,871,955
                                                                             ---------------
   Total investment income................................................         9,871,955
                                                                             ---------------

EXPENSES:
Investment advisory fees..................................................         1,774,582
                                                                             ---------------
   Total expenses.........................................................         1,774,582
                                                                             ---------------
NET INVESTMENT INCOME (LOSS)..............................................         8,097,373
                                                                             ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments................................        (2,687,339)
   Net change in unrealized appreciation (depreciation) on investments....         3,277,022
                                                                             ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................           589,683
                                                                             ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $     8,687,056
                                                                             ===============


Page 20                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE
                                                                               SIX MONTHS
                                                                                 ENDED              FOR THE
                                                                               4/30/2016           YEAR ENDED
                                                                              (UNAUDITED)          10/31/2015
                                                                             --------------      --------------
OPERATIONS:
   Net investment income (loss)...........................................   $    8,097,373      $   10,823,916
   Net realized gain (loss)...............................................       (2,687,339)           (365,525)
   Net change in unrealized appreciation (depreciation)...................        3,277,022          (7,431,519)
                                                                             --------------      --------------
   Net increase (decrease) in net assets resulting from operations........        8,687,056           3,026,872
                                                                             --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................       (8,244,002)        (10,638,104)
                                                                             --------------      --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................       97,255,408         198,520,058
   Cost of shares redeemed................................................      (11,697,037)        (24,352,367)
                                                                             --------------      --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................       85,558,371         174,167,691
                                                                             --------------      --------------
   Total increase (decrease) in net assets................................       86,001,425         166,556,459

NET ASSETS:
   Beginning of period....................................................      362,898,616         196,342,157
                                                                             --------------      --------------
   End of period..........................................................   $  448,900,041      $  362,898,616
                                                                             ==============      ==============
   Accumulated net investment income (loss) at end of period..............   $      251,021      $      397,650
                                                                             ==============      ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................        7,550,002           4,000,002
   Shares sold............................................................        2,050,000           4,050,000
   Shares redeemed........................................................         (250,000)           (500,000)
                                                                             --------------      --------------
   Shares outstanding, end of period......................................        9,350,002           7,550,002
                                                                             ==============      ==============


                        See Notes to Financial Statements                Page 21

FIRST TRUST SENIOR LOAN FUND (FTSL)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              SIX MONTHS                                          FOR THE PERIOD
                                                                 ENDED             YEAR ENDED OCTOBER 31,           5/1/2013 (a)
                                                               4/30/2016        -----------------------------         THROUGH
                                                              (UNAUDITED)           2015              2014          10/31/2013
                                                              -----------       -----------       -----------       -----------
Net asset value, beginning of period........................  $     48.07       $     49.09       $     49.45       $     50.00
                                                              -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................         0.89              1.90              1.77              0.90
Net realized and unrealized gain (loss).....................        (0.03)            (1.03)            (0.36)            (0.45)
                                                              -----------       -----------       -----------       -----------
Total from investment operations............................         0.86              0.87              1.41              0.45
                                                              -----------       -----------       -----------       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................................        (0.92)            (1.89)            (1.77)            (0.85)
Return of capital...........................................           --                --                --             (0.15)
                                                              -----------       -----------       -----------       -----------
Total distributions paid to shareholders....................        (0.92)            (1.89)            (1.77)            (1.00)
                                                              -----------       -----------       -----------       -----------
Net asset value, end of period..............................  $     48.01       $     48.07       $     49.09       $     49.45
                                                              ===========       ===========       ===========       ===========
TOTAL RETURN (b)............................................         1.86%             1.75%             2.91%             0.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $   448,900       $   362,899       $   196,342       $    96,432
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets...............         0.85% (c)         0.85%             0.85%             0.85% (c)
Ratio of net investment income (loss) to average net
   assets...................................................         3.88% (c)         3.97%             3.61%             3.29% (c)
Portfolio turnover rate (d).................................           39%               71%               97%               51%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 22                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Senior Loan Fund (the "Fund"), which trades under the ticker "FTSL" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund's primary investment objective is to provide high current income. The Fund's secondary investment objective is the preservation of capital. The Fund pursues its objectives by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) under normal market conditions in a diversified portfolio of first lien senior floating rate loan interests ("Senior Loans")(1). A Senior Loan is an advanced or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships or other business entities and typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). The Fund invests primarily in Senior Loans that are below investment grade quality at the time of investment. The Fund invests in Senior Loans made predominantly to businesses operating in North America, but may also invest in Senior Loans made to businesses operating outside of North America.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans

-----------------------------
(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2016 (UNAUDITED)

      than for other types of securities. Typically, Senior Loans are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the borrower/issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the borrower/issuer;

       5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;

       8)   the coupon payments;


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                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2016 (UNAUDITED)

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   borrower's/issuer's competitive position within the industry;

      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments (other than unfunded commitments discussed below) as of April 30, 2016.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed drawn loan commitments of $95,186 as of April 30, 2016.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2016 (UNAUDITED)

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

            Distributions        Distributions        Distributions
              paid from            paid from            paid from
              Ordinary              Capital             Return of
               Income                Gains               Capital
            -------------        -------------        -------------
            $  10,638,104        $          --        $          --

As of October 31, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:

                                  Accumulated              Net
            Undistributed         Capital and          Unrealized
              Ordinary               Other            Appreciation
               Income            Gains (Loss)         (Depreciation)
            -------------        -------------        -------------
            $     397,650        $    (496,979)       $  (9,548,485)

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. As of October 31, 2015, the Fund had $496,979 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013, 2014 and 2015 remain open to federal and state audit. As of April 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2016 (UNAUDITED)

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and the Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $228,451,112 and $154,427,674, respectively.

For the six months ended April 30, 2016, there were no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund III and First Trust Series Fund entered into a $140 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. Prior to March 9, 2016, the commitment amount was $80 million and the commitment fee was 0.15%. First Trust allocates the commitment fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended April 30, 2016.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2016 (UNAUDITED)

Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 19, 2016, the Fund declared a distribution of $0.15 per share to shareholders of record on May 24, 2016, payable May 31, 2016.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

BANK LOAN RISK: An investment in Senior Loans subjects the Fund to credit risk, which is heightened for Senior Loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior Loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for Senior Loan trades, and the Senior Loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in Senior Loans may have uncertain settlement time periods. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed-income instruments.

CALL RISK. If an issuer calls higher-yielding securities held by the Fund, performance could be adversely impacted.

CASH TRANSACTION RISK: The Fund currently intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemptions for in-kind securities. Because the Fund principally effects redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CONVERTIBLE BONDS RISK. The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

CREDIT RISK: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it may invest a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2016 (UNAUDITED)

CURRENCY RISK. Because the Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. The Fund intends to hedge its non-U.S. dollar holdings.

HIGH YIELD SECURITIES RISK: High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will likely decline because the Fund holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset periodically.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value generally or could underperform other investments.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                           APRIL 30, 2016 (UNAUDITED)

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect Senior Loans; however they are often unsecured and/or lower in the issuer's capital structure than Senior Loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

PREPAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.


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


FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Tactical High
Yield ETF (HYLS)



Semi-Annual Report
For the Six Months Ended
April 30, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Management.........................................................  5
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 21
Statement of Operations...................................................... 22
Statements of Changes in Net Assets.......................................... 23
Statement of Cash Flows...................................................... 24
Financial Highlights......................................................... 25
Notes to Financial Statements................................................ 26
Additional Information....................................................... 33

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Tactical High Yield ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS) SEMI-ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2016


Dear Shareholders:

Thank you for your investment in First Trust Tactical High Yield ETF (the
"Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2016. Additionally, First Trust compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

The primary investment objective of the First Trust Tactical High Yield ETF (the "Fund") is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets including investment borrowings, under normal market conditions, in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., or lower than "Baa3" by Moody's Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" bonds. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

-------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
                                                                            AVERAGE ANNUAL          CUMULATIVE
                                                                             TOTAL RETURNS         TOTAL RETURNS
                                        6 Months Ended    1 Year Ended    Inception (2/25/13)    Inception (2/25/13)
                                            4/30/16          4/30/16          to 4/30/16            to 4/30/16

FUND PERFORMANCE
NAV                                          1.26%            0.21%             4.56%                 15.20%
Market Price                                 1.00%            0.14%             4.56%                 15.21%

INDEX PERFORMANCE
BofA Merrill Lynch US High Yield
   Constrained Index                         2.25%           -1.33%             3.31%                 10.89%
-------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Annual Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of the shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
INDUSTRY CLASSIFICATION                    INVESTMENTS
-----------------------------------------------------------
Health Care Providers & Services              15.2%
Media                                         13.8
Hotels, Restaurants & Leisure                  9.8
Pharmaceuticals                                7.3
Food Products                                  7.2
Diversified Telecommunication
   Services                                    5.4
Speciality Retail                              4.2
Food & Staples Retailing                       4.1
Real Estate Management & Development           3.3
Semiconductors & Semiconductor
   Equipment                                   3.0
Health Care Equipment & Supplies               2.8
Professional Services                          2.6
Aerospace & Defense                            2.1
Life Sciences Tools & Services                 2.1
Software                                       1.9
Wireless Telecommunication Services            1.9
Building Products                              1.6
Beverages                                      1.4
Containers & Packaging                         1.3
Diversified Consumer Services                  1.2
Trading Companies & Distributors               1.1
Auto Components                                0.8
Commercial Services & Supplies                 0.7
Automobiles                                    0.7
Oil, Gas & Consumable Fuels                    0.7
Independent Power and Renewable
   Electricity Producers                       0.6
Insurance                                      0.6
Diversified Financial Services                 0.5
Real Estate Investment Trusts                  0.4
Technology Hardware, Storage, &
   Peripherals                                 0.3
Chemicals                                      0.3
Household Products                             0.3
Distributors                                   0.2
Road & Rail                                    0.2
Internet Software & Services                   0.1
Machinery                                      0.1
Consumer Finance                               0.1
IT Services                                    0.1
Health Care Technology                         0.0*
Construction Materials                         0.0*
Internet & Catalog Retail                      0.0*
Electric Utilities                             0.0*
                                             ------
     Total                                   100.0%
                                             ======

*  Amount is less than 0.1%.


-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
ASSET CLASSIFICATION                       INVESTMENTS
-----------------------------------------------------------
Corporate Bonds                               53.3%
Senior Floating-Rate Loan Interests           33.4
Foreign Corporate Bonds                       13.3
                                             ------
     Total                                   100.0%
                                             ======


-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
CREDIT QUALITY (S&P RATINGS)(1)            INVESTMENTS
-----------------------------------------------------------
BBB                                            1.9%
BBB-                                           1.4
BB+                                            3.3
BB                                             6.7
BB-                                           20.3
B+                                            18.0
B                                             19.7
B-                                            12.3
CCC+                                          13.9
CCC                                            2.1
CCC-                                           0.0*
CC                                             0.3
Not Rated                                      0.1
                                             ------
     Total                                   100.0%
                                             ======

-----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
TOP 10 ISSUERS                             INVESTMENTS
-----------------------------------------------------------
Tenet Healthcare Corp.                         3.1%
CCO Holdings LLC / CCO Holdings
   Capital Corp.                               2.9
Albertsons LLC                                 2.8
New HB Acquisition LLC                         2.7
Numericable-SFR SA                             2.4
Valeant Pharmaceuticals International, Inc.    2.4
Endo Ltd. / Endo Finance LLC / Endo
   Finco, Inc.                                 2.1
Univision Communications, Inc.                 2.1
HCA, Inc.                                      2.0
Select Medical Corp.                           1.9
                                             ------
     Total                                    24.4%
                                             ======


(1) The ratings are by Standard & Poor's Rating Group, a division of the McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       FEBRUARY 25, 2013 - APRIL 30, 2016

                    First Trust              BofA Merrill Lynch
                   Tactical High               US High Yield
                     Yield ETF               Constrained Index
2/25/13               $10,000                     $10,000
4/30/13                10,403                      10,308
10/31/13               10,676                      10,458
4/30/14                11,167                      10,956
10/31/14               11,285                      11,070
4/30/15                11,493                      11,238
10/31/15               11,376                      10,845
4/30/16                11,519                      11,089

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 27, 2013 (commencement of trading) through April 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                 NUMBER OF DAYS BID/ASK MIDPOINT          NUMBER OF DAYS BID/ASK MIDPOINT
                                          AT/ABOVE NAV                               BELOW NAV
                              -------------------------------------    -------------------------------------
                              0.00%-    0.50%-    1.00%-               0.00%-    0.50%-    1.00%-
FOR THE PERIOD                0.49%     0.99%     1.99%     >=2.00%    0.49%     0.99%     1.99%     >=2.00%
2/27/13 - 10/31/13              94        37         0          0        37         5         0          0
11/1/13 - 10/31/14             158        29         0          0        63         2         0          0
11/1/14 - 10/31/15             177         8         2          0        60         4         0          0
11/1/15 - 4/30/16               93         6         0          0        23         2         0          0

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)


                               INVESTMENT MANAGER

The First Trust Leveraged Finance Team is comprised of twelve experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of April 30, 2016, the First Trust Leveraged Finance Team managed or supervised approximately $2.16 billion in senior secured bank loans and high-yield bonds. These assets are spread across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds (including the Fund) and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, LEVERAGED FINANCE TEAM SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, LEVERAGED FINANCE TEAM ORLANDO PURPURA, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, LEVERAGED FINANCE TEAM

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2016 (UNAUDITED)

As a shareholder of First Trust Tactical High Yield ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE        EXPENSES PAID
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          DURING THE
                                                 NOVEMBER 1, 2015     APRIL 30, 2016         PERIOD       SIX-MONTH PERIOD (a)
--------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
Actual                                              $1,000.00           $1,012.60             1.16%                $5.80
Hypothetical (5% return before expenses)            $1,000.00           $1,019.10             1.16%                $5.82

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (November 1, 2015 through April 30, 2016), multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS -- 51.8%
                   AEROSPACE & DEFENSE -- 1.3%
$      2,068,000   Aerojet Rocketdyne Holdings, Inc. (a).........................       7.13%       03/15/21    $     2,182,121
       4,650,000   DigitalGlobe, Inc. (a) (b)....................................       5.25%       02/01/21          4,225,687
         100,000   Orbital ATK, Inc..............................................       5.25%       10/01/21            105,250
       1,500,000   TransDigm, Inc................................................       7.50%       07/15/21          1,571,063
       2,000,000   TransDigm, Inc................................................       6.00%       07/15/22          2,034,400
         500,000   TransDigm, Inc................................................       6.50%       07/15/24            506,250
                                                                                                                ---------------
                                                                                                                     10,624,771
                                                                                                                ---------------
                   AGRICULTURAL PRODUCTS -- 0.8%
       5,000,000   Darling Ingredients, Inc. (a).................................       5.38%       01/15/22          5,237,500
       1,182,000   Pinnacle Operating Corp. (c) (d)..............................       9.00%       11/15/20          1,010,610
                                                                                                                ---------------
                                                                                                                      6,248,110
                                                                                                                ---------------
                   ALTERNATIVE CARRIERS -- 1.3%
       7,437,000   Level 3 Communications, Inc. (a)..............................       5.75%       12/01/22          7,663,903
         500,000   Level 3 Financing, Inc........................................       5.38%       08/15/22            513,125
         500,000   Level 3 Financing, Inc........................................       5.13%       05/01/23            510,625
       2,000,000   Level 3 Financing, Inc. (b)...................................       5.38%       01/15/24          2,035,000
                                                                                                                ---------------
                                                                                                                     10,722,653
                                                                                                                ---------------
                   APPLICATION SOFTWARE -- 0.7%
         400,000   ACI Worldwide, Inc. (a) (b)...................................       6.38%       08/15/20            414,500
         250,000   Infor US, Inc. (b)............................................       5.75%       08/15/20            264,375
       5,400,000   Infor US, Inc. (a)............................................       6.50%       05/15/22          5,011,254
                                                                                                                ---------------
                                                                                                                      5,690,129
                                                                                                                ---------------
                   AUTO PARTS & EQUIPMENT -- 0.7%
         425,000   American Axle & Manufacturing, Inc. (a).......................       7.75%       11/15/19            476,000
       1,000,000   American Axle & Manufacturing, Inc............................       6.63%       10/15/22          1,062,500
         250,000   Dana Holding Corp.............................................       5.38%       09/15/21            256,563
       4,035,000   MPG Holdco I, Inc.............................................       7.38%       10/15/22          4,055,175
                                                                                                                ---------------
                                                                                                                      5,850,238
                                                                                                                ---------------
                   AUTOMOTIVE RETAIL -- 0.2%
       1,500,000   Asbury Automotive Group, Inc..................................       6.00%       12/15/24          1,556,250
                                                                                                                ---------------
                   BROADCASTING -- 6.2%
       8,065,000   Gray Television, Inc. (a).....................................       7.50%       10/01/20          8,488,413
       1,375,000   LIN Television Corp...........................................       5.88%       11/15/22          1,409,375
       3,812,000   Nexstar Broadcasting, Inc. (a)................................       6.88%       11/15/20          4,012,130
       4,200,000   Nexstar Broadcasting, Inc. (b)................................       6.13%       02/15/22          4,231,500
         495,000   Sinclair Television Group, Inc................................       5.38%       04/01/21            515,419
       2,000,000   Sinclair Television Group, Inc. (a)...........................       6.38%       11/01/21          2,125,000
       4,000,000   Sinclair Television Group, Inc. (a)...........................       6.13%       10/01/22          4,289,999
       2,500,000   Sinclair Television Group, Inc. (b)...........................       5.63%       08/01/24          2,578,125
       1,690,000   Sinclair Television Group, Inc. (b)...........................       5.88%       03/15/26          1,753,375
       4,000,000   Tribune Media Co. (b).........................................       5.88%       07/15/22          3,990,000
      11,152,000   Univision Communications, Inc. (a) (b)........................       6.75%       09/15/22         11,876,879
       2,000,000   Univision Communications, Inc. (b)............................       5.13%       05/15/23          2,025,000
       1,750,000   Univision Communications, Inc. (b)............................       5.13%       02/15/25          1,734,688
                                                                                                                ---------------
                                                                                                                     49,029,903
                                                                                                                ---------------
                   BUILDING PRODUCTS -- 0.1%
         500,000   Allegion US Holding Co., Inc. (a).............................       5.75%       10/01/21            525,000
         125,000   American Builders & Contractors Supply Co., Inc. (b)..........       5.63%       04/15/21            130,000
                                                                                                                ---------------
                                                                                                                        655,000
                                                                                                                ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)
                   CABLE & SATELLITE -- 4.0%
$      6,000,000   Altice US Finance I Corp. (b).................................       5.50%       05/15/26    $     6,075,000
      12,500,000   CCO Holdings LLC / CCO Holdings Capital Corp. (a).............       5.75%       01/15/24         13,140,624
       6,700,000   CCO Holdings LLC / CCO Holdings Capital Corp. (b).............       5.88%       04/01/24          7,035,000
       1,500,000   CCO Holdings LLC / CCO Holdings Capital Corp. (b).............       5.50%       05/01/26          1,533,750
       2,000,000   Cequel Communications Holdings I LLC / Cequel Capital
                      Corp. (b)..................................................       6.38%       09/15/20          2,055,060
       2,000,000   Cequel Communications Holdings I LLC / Cequel Capital
                      Corp. (a) (b)..............................................       5.13%       12/15/21          1,895,000
         100,000   Mediacom Broadband LLC / Mediacom Broadband Corp..............       5.50%       04/15/21            102,625
                                                                                                                ---------------
                                                                                                                     31,837,059
                                                                                                                ---------------
                   CASINOS & GAMING -- 2.5%
         100,000   Boyd Gaming Corp. (b).........................................       6.38%       04/01/26            102,750
       1,900,000   Caesars Growth Properties Holdings LLC / Caesars Growth
                      Properties Finance, Inc....................................       9.38%       05/01/22          1,662,500
         888,000   GLP Capital LP / GLP Financing II, Inc........................       5.38%       04/15/26            927,960
         250,000   Isle of Capri Casinos, Inc....................................       5.88%       03/15/21            261,875
       8,600,000   MGM Resorts International (a).................................       7.75%       03/15/22          9,642,750
       2,200,000   MGM Resorts International (a).................................       6.00%       03/15/23          2,290,750
       4,585,000   Station Casinos LLC (a).......................................       7.50%       03/01/21          4,859,247
                                                                                                                ---------------
                                                                                                                     19,747,832
                                                                                                                ---------------
                   COMPUTER & ELECTRONICS RETAIL -- 0.1%
         850,000   Energizer Holdings, Inc. (b)..................................       5.50%       06/15/25            852,219
                                                                                                                ---------------
                   CONSTRUCTION MACHINERY & HEAVY TRUCKS -- 0.1%
         550,000   Oshkosh Corp..................................................       5.38%       03/01/22            569,938
                                                                                                                ---------------
                   CONSTRUCTION MATERIALS -- 0.0%
         300,000   Summit Materials LLC / Summit Materials Finance Corp..........       6.13%       07/15/23            303,750
                                                                                                                ---------------
                   DISTRIBUTORS -- 0.2%
       1,450,000   HD Supply, Inc. (b)...........................................       5.75%       04/15/24          1,524,313
                                                                                                                ---------------
                   DIVERSIFIED REAL ESTATE ACTIVITIES -- 3.0%
       5,810,000   KB Home (a)...................................................       7.00%       12/15/21          5,955,250
         500,000   KB Home.......................................................       7.63%       05/15/23            512,500
       1,000,000   Meritage Homes Corp...........................................       7.00%       04/01/22          1,077,500
       3,700,000   PulteGroup, Inc...............................................       5.50%       03/01/26          3,838,750
       1,275,000   Taylor Morrison Communities, Inc. / Monarch Communities,
                      Inc. (a) (b)...............................................       5.25%       04/15/21          1,278,188
       3,000,000   Taylor Morrison Communities Inc. / Monarch Communities,
                      Inc. (b)...................................................       5.88%       04/15/23          3,007,500
       8,210,000   TRI Pointe Holdings, Inc./TRI Pointe Homes, Inc. (a)..........       5.88%       06/15/24          8,292,099
                                                                                                                ---------------
                                                                                                                     23,961,787
                                                                                                                ---------------
                   FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.0%
         100,000   Scotts Miracle-Gro (The) Co. (b)..............................       6.00%       10/15/23            106,250
                                                                                                                ---------------
                   FOOD RETAIL -- 0.7%
       5,278,000   Albertson's Holdings LLC/Safeway, Inc. (b)....................       7.75%       10/15/22          5,665,564
                                                                                                                ---------------
                   HEALTH CARE EQUIPMENT -- 2.7%
       1,500,000   Alere, Inc....................................................       7.25%       07/01/18          1,534,688
       3,834,000   Alere, Inc. (a)...............................................       6.50%       06/15/20          3,814,829
       1,750,000   Alere, Inc. (b)...............................................       6.38%       07/01/23          1,793,750
       6,950,000   DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. (a) (b).       8.13%       06/15/21          6,116,000


Page 8                  See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)
                   HEALTH CARE EQUIPMENT (CONTINUED)
$        700,000   Hill-Rom Holdings, Inc. (b)...................................       5.75%       09/01/23    $       728,875
         750,000   Kinetic Concepts, Inc. / KCI USA, Inc.........................      10.50%       11/01/18            761,738
       6,800,000   Kinetic Concepts, Inc. / KCI USA, Inc. (a)....................      12.50%       11/01/19          6,544,999
                                                                                                                ---------------
                                                                                                                     21,294,879
                                                                                                                ---------------
                   HEALTH CARE FACILITIES -- 9.2%
         250,000   Acadia Healthcare Co., Inc. (b)...............................       6.50%       03/01/24            264,375
       3,500,000   CHS/Community Health Systems, Inc.............................       8.00%       11/15/19          3,539,375
      10,000,000   CHS/Community Health Systems, Inc. (a)........................       6.88%       02/01/22          9,100,000
       1,000,000   HCA, Inc......................................................       7.50%       02/15/22          1,137,500
       3,000,000   HCA, Inc......................................................       5.88%       05/01/23          3,170,625
      10,780,000   HCA, Inc. (a).................................................       5.38%       02/01/25         11,036,024
         134,000   HealthSouth Corp. (a).........................................       7.75%       09/15/22            140,030
         250,000   HealthSouth Corp..............................................       5.13%       03/15/23            251,875
       2,900,000   HealthSouth Corp..............................................       5.75%       11/01/24          3,008,750
         250,000   HealthSouth Corp..............................................       5.75%       09/15/25            259,875
       4,750,000   Kindred Healthcare, Inc.......................................       8.00%       01/15/20          4,754,750
       2,500,000   Kindred Healthcare, Inc. (a)..................................       6.38%       04/15/22          2,296,875
       3,000,000   LifePoint Health, Inc.........................................       5.50%       12/01/21          3,127,500
       7,500,000   Select Medical Corp. (a)......................................       6.38%       06/01/21          7,153,125
       1,000,000   Tenet Healthcare Corp.........................................       5.50%       03/01/19          1,005,000
       1,000,000   Tenet Healthcare Corp.........................................       8.00%       08/01/20          1,032,500
      16,000,000   Tenet Healthcare Corp. (a)....................................       8.13%       04/01/22         16,679,999
       5,000,000   Tenet Healthcare Corp.........................................       6.75%       06/15/23          4,956,250
                                                                                                                ---------------
                                                                                                                     72,914,428
                                                                                                                ---------------
                   HEALTH CARE SERVICES -- 1.3%
       2,700,000   Amsurg Corp. (a)..............................................       5.63%       07/15/22          2,781,000
       1,000,000   DaVita HealthCare Partners, Inc...............................       5.00%       05/01/25          1,002,500
       3,000,000   Envision Healthcare Corp. (b).................................       5.13%       07/01/22          3,067,500
       3,040,000   Surgical Care Affiliates, Inc. (b)............................       6.00%       04/01/23          3,085,600
                                                                                                                ---------------
                                                                                                                      9,936,600
                                                                                                                ---------------
                   HOMEFURNISHING RETAIL -- 1.8%
      13,730,000   Serta Simmons Bedding LLC (a) (b).............................       8.13%       10/01/20         14,519,475
         100,000   Tempur Sealy International, Inc...............................       5.63%       10/15/23            104,500
                                                                                                                ---------------
                                                                                                                     14,623,975
                                                                                                                ---------------
                   HOTELS, RESORTS & CRUISE LINES -- 0.7%
       3,600,000   ESH Hospitality, Inc. (b).....................................       5.25%       05/01/25          3,568,500
       2,100,000   FelCor Lodging LP.............................................       6.00%       06/01/25          2,178,750
                                                                                                                ---------------
                                                                                                                      5,747,250
                                                                                                                ---------------
                   HOUSEHOLD PRODUCTS -- 0.3%
       2,000,000   Spectrum Brands, Inc..........................................       6.13%       12/15/24          2,147,500
                                                                                                                ---------------
                   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.6%
         500,000   Calpine Corp..................................................       5.50%       02/01/24            507,500
       2,534,000   NRG Energy, Inc. (a)..........................................       7.88%       05/15/21          2,647,017
       1,500,000   NRG Energy, Inc...............................................       6.25%       07/15/22          1,477,980
                                                                                                                ---------------
                                                                                                                      4,632,497
                                                                                                                ---------------
                   INSURANCE BROKERS -- 0.1%
       1,000,000   HUB International Ltd. (b)....................................       7.88%       10/01/21            982,500
                                                                                                                ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)
                   INTEGRATED TELECOMMUNICATION SERVICES -- 1.2%
$        825,000   Cincinnati Bell, Inc. (a).....................................       8.38%       10/15/20    $       849,750
       4,000,000   Frontier Communications Corp..................................       7.13%       03/15/19          4,239,999
       1,375,000   Frontier Communications Corp. (b).............................       8.88%       09/15/20          1,460,938
         280,000   Frontier Communications Corp..................................       6.25%       09/15/21            261,800
       3,075,000   Frontier Communications Corp. (a).............................       8.75%       04/15/22          3,051,938
                                                                                                                ---------------
                                                                                                                      9,864,425
                                                                                                                ---------------
                   INTERNET RETAIL -- 0.0%
         250,000   Netflix, Inc..................................................       5.88%       02/15/25            263,250
                                                                                                                ---------------
                   LEISURE FACILITIES -- 0.1%
         775,000   Six Flags Entertainment Corp. (b).............................       5.25%       01/15/21            806,000
                                                                                                                ---------------
                   LIFE SCIENCES TOOLS & SERVICES -- 1.2%
       4,750,000   Crimson Merger Sub, Inc. (a) (b)..............................       6.63%       05/15/22          3,990,000
       2,000,000   inVentiv Health, Inc. (b).....................................       9.00%       01/15/18          2,070,000
       3,100,000   Jaguar Holding Co. II / Pharmaceutical Product Development
                      LLC (b)....................................................       6.38%       08/01/23          3,228,650
                                                                                                                ---------------
                                                                                                                      9,288,650
                                                                                                                ---------------
                   MANAGED HEALTH CARE -- 0.3%
       2,250,000   Centene Corp. (b).............................................       6.13%       02/15/24          2,379,375
                                                                                                                ---------------
                   METAL & GLASS CONTAINERS -- 0.1%
         795,000   Owens-Brockway Glass Container, Inc. (b)......................       5.88%       08/15/23            856,116
                                                                                                                ---------------
                   MOVIES & ENTERTAINMENT -- 0.5%
       1,625,000   Cinemark USA, Inc. (a)........................................       4.88%       06/01/23          1,621,116
         500,000   Live Nation Entertainment, Inc. (b)...........................       7.00%       09/01/20            524,177
       1,100,000   Live Nation Entertainment, Inc. (a) (b).......................       5.38%       06/15/22          1,141,250
         500,000   Regal Entertainment Group.....................................       5.75%       03/15/22            523,125
                                                                                                                ---------------
                                                                                                                      3,809,668
                                                                                                                ---------------
                   OIL & GAS EXPLORATION & PRODUCTION -- 0.2%
       1,000,000   Rice Energy, Inc..............................................       7.25%       05/01/23          1,015,000
         250,000   Sanchez Energy Corp...........................................       7.75%       06/15/21            206,875
         125,000   Sanchez Energy Corp...........................................       6.13%       01/15/23             94,063
                                                                                                                ---------------
                                                                                                                      1,315,938
                                                                                                                ---------------
                   OIL & GAS REFINING & MARKETING -- 0.0%
         250,000   CITGO Petroleum Corp. (b).....................................       6.25%       08/15/22            245,000
                                                                                                                ---------------
                   OIL & GAS STORAGE & TRANSPORTATION -- 0.4%
         875,000   Crestwood Midstream Partners LP / Crestwood Midstream
                      Finance Corp. (a)..........................................       6.13%       03/01/22            802,813
         100,000   Crestwood Midstream Partners LP / Crestwood Midstream
                      Finance Corp. (b)..........................................       6.25%       04/01/23             91,750
       1,750,000   Holly Energy Partners LP / Holly Energy Finance Corp. (a).....       6.50%       03/01/20          1,767,500
         312,000   Summit Midstream Holdings LLC / Summit Midstream
                      Finance Corp...............................................       5.50%       08/15/22            254,280
         196,000   Tesoro Logistics LP / Tesoro Logistics Finance Corp...........       5.88%       10/01/20            200,900
                                                                                                                ---------------
                                                                                                                      3,117,243
                                                                                                                ---------------
                   PACKAGED FOODS & MEATS -- 2.8%
       6,795,000   JBS USA LLC / JBS USA Finance, Inc. (a) (b)...................       5.88%       07/15/24          6,353,325
       1,500,000   JBS USA LLC / JBS USA Finance, Inc. (b).......................       5.75%       06/15/25          1,387,500
       1,600,000   Pilgrim's Pride Corp. (b).....................................       5.75%       03/15/25          1,636,000
       3,125,000   Post Holdings, Inc. (b).......................................       6.75%       12/01/21          3,283,219


Page 10                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)
                   PACKAGED FOODS & MEATS (CONTINUED)
$      4,750,000   Post Holdings, Inc............................................       7.38%       02/15/22    $     5,023,124
         800,000   Post Holdings, Inc. (b).......................................       6.00%       12/15/22            824,500
       1,250,000   Post Holdings, Inc. (b).......................................       7.75%       03/15/24          1,365,625
       1,708,000   Post Holdings, Inc. (b).......................................       8.00%       07/15/25          1,902,285
         775,000   TreeHouse Foods, Inc. (b).....................................       6.00%       02/15/24            828,281
                                                                                                                ---------------
                                                                                                                     22,603,859
                                                                                                                ---------------
                   PHARMACEUTICALS -- 1.0%
       5,200,000   Endo Finance LLC (b)..........................................       5.75%       01/15/22          5,122,000
       1,000,000   Endo Finance LLC / Endo Finco, Inc. (a) (b)...................       7.25%       01/15/22          1,040,000
       2,000,000   Endo Finance LLC / Endo Finco, Inc. (b).......................       5.38%       01/15/23          1,925,000
                                                                                                                ---------------
                                                                                                                      8,087,000
                                                                                                                ---------------
                   RESEARCH & CONSULTING SERVICES -- 0.1%
       1,125,000   Nielsen Finance LLC / Nielsen Finance Co. (b).................       5.00%       04/15/22          1,151,719
                                                                                                                ---------------
                   SEMICONDUCTOR EQUIPMENT -- 0.4%
       3,450,000   Western Digital Corp. (b).....................................       7.38%       04/01/23          3,490,969
                                                                                                                ---------------
                   SEMICONDUCTORS -- 0.2%
         850,000   Freescale Semiconductor, Inc. (b).............................       6.00%       01/15/22            903,125
         350,000   Micron Technology, Inc. (b)...................................       7.50%       09/15/23            363,125
                                                                                                                ---------------
                                                                                                                      1,266,250
                                                                                                                ---------------
                   SPECIALIZED FINANCE -- 0.2%
       1,146,000   MSCI, Inc. (b)................................................       5.75%       08/15/25          1,224,788
                                                                                                                ---------------
                   SPECIALIZED REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.2%
         400,000   GEO Group (The), Inc..........................................       5.88%       01/15/22            410,000
         750,000   GEO Group (The), Inc..........................................       5.88%       10/15/24            768,750
                                                                                                                ---------------
                                                                                                                      1,178,750
                                                                                                                ---------------
                   SPECIALTY CHEMICALS -- 0.0%
         300,000   OMNOVA Solutions, Inc.........................................       7.88%       11/01/18            302,250
                                                                                                                ---------------
                   SPECIALTY STORES -- 1.0%
       6,575,000   Argos Merger Sub, Inc. (a) (b)................................       7.13%       03/15/23          6,739,375
       1,325,000   Dollar Tree, Inc. (b).........................................       5.75%       03/01/23          1,421,460
                                                                                                                ---------------
                                                                                                                      8,160,835
                                                                                                                ---------------
                   SYSTEMS SOFTWARE -- 0.2%
         975,000   BMC Software Finance, Inc. (a) (b)............................       8.13%       07/15/21            726,375
         500,000   BMC Software, Inc.............................................       7.25%       06/01/18            447,500
                                                                                                                ---------------
                                                                                                                      1,173,875
                                                                                                                ---------------
                   TRADING COMPANIES & DISTRIBUTORS -- 1.1%
       1,500,000   Ashtead Capital, Inc. (a) (b).................................       6.50%       07/15/22          1,590,000
       1,078,000   BlueLine Rental Finance Corp. (b).............................       7.00%       02/01/19            951,335
         850,000   United Rentals North America, Inc. (a)........................       7.63%       04/15/22            911,625
       5,000,000   United Rentals North America, Inc.............................       5.75%       11/15/24          5,093,750
         250,000   United Rentals North America, Inc.............................       5.50%       07/15/25            249,554
                                                                                                                ---------------
                                                                                                                      8,796,264
                                                                                                                ---------------
                   TRUCKING -- 0.2%
         300,000   Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (b)....       5.13%       06/01/22            285,938
         875,000   Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (a)....       5.50%       04/01/23            839,605
         250,000   Hertz (The) Corp..............................................       7.38%       01/15/21            259,063
                                                                                                                ---------------
                                                                                                                      1,384,606
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
CORPORATE BONDS (CONTINUED)
                   WIRELESS TELECOMMUNICATION SERVICES -- 1.8%
$      4,000,000   Sprint Capital Corp...........................................       6.90%       05/01/19    $     3,680,000
       2,250,000   Sprint Communications, Inc. (a)...............................       7.00%       08/15/20          1,878,750
       2,750,000   Sprint Corp. (a)..............................................       7.25%       09/15/21          2,234,375
       1,560,000   T-Mobile USA, Inc.............................................       6.73%       04/28/22          1,647,750
         150,000   T-Mobile USA, Inc.............................................       6.00%       03/01/23            158,063
       2,500,000   T-Mobile USA, Inc.............................................       6.63%       04/01/23          2,681,250
       2,000,000   T-Mobile USA, Inc.............................................       6.84%       04/28/23          2,140,000
                                                                                                                ---------------
                                                                                                                     14,420,188
                                                                                                                ---------------
                   TOTAL CORPORATE BONDS.......................................................................     412,412,413
                   (Cost $412,640,943)                                                                          ---------------

FOREIGN CORPORATE BONDS -- 12.9%
                   AEROSPACE & DEFENSE -- 0.6%
       2,583,000   Bombardier, Inc. (b)..........................................       5.50%       09/15/18          2,557,170
       2,000,000   Bombardier, Inc. (b)..........................................       7.75%       03/15/20          1,985,000
                                                                                                                ---------------
                                                                                                                      4,542,170
                                                                                                                ---------------
                   ALTERNATIVE CARRIERS -- 0.3%
       2,000,000   Intelsat Luxembourg SA........................................       6.75%       06/01/18          1,555,000
       2,650,000   Intelsat Luxembourg SA (a)....................................       7.75%       06/01/21            887,750
                                                                                                                ---------------
                                                                                                                      2,442,750
                                                                                                                ---------------
                   APPLICATION SOFTWARE -- 0.1%
       1,000,000   Open Text Corp. (b)...........................................       5.63%       01/15/23          1,030,000
                                                                                                                ---------------
                   AUTOMOBILE MANUFACTURERS -- 0.5%
       4,000,000   Fiat Chrysler Automobiles NV..................................       5.25%       04/15/23          4,060,160
                                                                                                                ---------------
                   BUILDING PRODUCTS -- 1.2%
         250,000   Allegion PLC..................................................       5.88%       09/15/23            265,625
       5,880,000   Cemex SAB de C.V. (b).........................................       7.25%       01/15/21          6,291,600
       2,000,000   Cemex SAB de C.V. (b).........................................       7.75%       04/16/26          2,135,000
       1,100,000   Masonite International Corp. (b)..............................       5.63%       03/15/23          1,155,000
                                                                                                                ---------------
                                                                                                                      9,847,225
                                                                                                                ---------------
                   CABLE & SATELLITE -- 1.1%
       2,480,000   Virgin Media Finance PLC (b)..................................       6.00%       10/15/24          2,538,900
         200,000   Virgin Media Finance PLC (b)..................................       5.75%       01/15/25            202,250
       6,000,000   Virgin Media Secured Finance PLC (b)..........................       5.50%       08/15/26          6,048,780
                                                                                                                ---------------
                                                                                                                      8,789,930
                                                                                                                ---------------
                   CASINOS & GAMING -- 1.3%
         250,000   International Game Technology PLC (b).........................       5.63%       02/15/20            263,125
       1,329,000   International Game Technology PLC (b).........................       6.25%       02/15/22          1,359,168
       6,000,000   MCE Finance Ltd. (b)..........................................       5.00%       02/15/21          5,811,342
       3,240,000   Wynn Macau Ltd. (b)...........................................       5.25%       10/15/21          3,118,500
                                                                                                                ---------------
                                                                                                                     10,552,135
                                                                                                                ---------------
                   DIVERSIFIED CHEMICALS -- 0.2%
       1,600,000   INEOS Group Holdings SA (a) (b)...............................       6.13%       08/15/18          1,621,000
         250,000   INEOS Group Holdings SA (b)...................................       5.88%       02/15/19            254,688
                                                                                                                ---------------
                                                                                                                      1,875,688
                                                                                                                ---------------
                   HEALTH CARE SUPPLIES -- 0.0%
         400,000   ConvaTec Healthcare E SA (a) (b)..............................      10.50%       12/15/18            410,000
                                                                                                                ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
FOREIGN CORPORATE BONDS (CONTINUED)
                   INTEGRATED TELECOMMUNICATION SERVICES -- 2.4%
$     18,750,000   Numericable-SFR SA (a) (b)....................................       6.00%       05/15/22    $    18,844,688
                                                                                                                ---------------
                   METAL & GLASS CONTAINERS -- 0.5%
       2,126,000   Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                      Inc. (b)...................................................       6.25%       01/31/19          2,184,465
       1,188,177   Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                      Inc. (a) (b)...............................................       7.00%       11/15/20          1,128,768
         250,000   Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                      Inc. (b)...................................................       6.75%       01/31/21            251,875
         300,000   Ardagh Packaging Finance PLC / Ardagh Holdings USA,
                      Inc. (b)...................................................       7.25%       05/15/24            300,000
                                                                                                                ---------------
                                                                                                                      3,865,108
                                                                                                                ---------------
                   PAPER PACKAGING -- 0.3%
       1,000,000   Cascades, Inc. (b)............................................       5.50%       07/15/22            970,000
       1,500,000   Coveris Holdings SA (a) (b)...................................       7.88%       11/01/19          1,447,500
                                                                                                                ---------------
                                                                                                                      2,417,500
                                                                                                                ---------------
                   PHARMACEUTICALS -- 3.5%
       4,084,000   Capsugel SA (a) (b) (e).......................................       7.00%       05/15/19          4,114,630
       5,080,000   Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. (b)...........       6.00%       07/15/23          5,010,150
       3,585,000   Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. (b)...........       6.00%       02/01/25          3,441,600
         500,000   Grifols Worldwide Operations Ltd..............................       5.25%       04/01/22            517,500
       1,000,000   Mallinckrodt International Finance SA/Mallinckrodt CB
                      LLC (b)....................................................       5.75%       08/01/22            948,750
       1,000,000   Mallinckrodt International Finance SA/Mallinckrodt CB
                      LLC (b)....................................................       5.63%       10/15/23            942,500
       1,750,000   Mallinckrodt International Finance SA/Mallinckrodt CB
                      LLC (b)....................................................       5.50%       04/15/25          1,588,125
       8,500,000   Valeant Pharmaceuticals International, Inc. (b)...............       6.75%       08/15/18          8,244,999
       2,040,000   Valeant Pharmaceuticals International, Inc. (b)...............       5.38%       03/15/20          1,816,875
       1,000,000   Valeant Pharmaceuticals International, Inc. (b)...............       7.50%       07/15/21            920,000
                                                                                                                ---------------
                                                                                                                     27,545,129
                                                                                                                ---------------
                   RESEARCH & CONSULTING SERVICES -- 0.1%
         825,000   Nielsen Co. Luxembourg S.A.R.L. (The) (b).....................       5.50%       10/01/21            863,156
                                                                                                                ---------------
                   RESTAURANTS -- 0.4%
       3,000,000   1011778 B.C. ULC / New Red Finance, Inc. (a) (b)..............       6.00%       04/01/22          3,105,000
                                                                                                                ---------------
                   SECURITY & ALARM SERVICES -- 0.4%
       2,500,000   Garda World Security Corp. (a) (b)............................       7.25%       11/15/21          2,031,250
       1,500,000   Garda World Security Corp. (b)................................       7.25%       11/15/21            812,500
                                                                                                                ---------------
                                                                                                                      2,843,750
                                                                                                                ---------------
                   TOTAL FOREIGN CORPORATE BONDS...............................................................     103,034,389
                   (Cost $105,692,684)                                                                          ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (f)    MATURITY (g)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 32.4%
                   AEROSPACE & DEFENSE -- 0.2%
$        308,789   DynCorp International, Inc., Term Loan........................       6.25%       07/07/16    $       297,981
         983,893   Transdigm, Inc., Term Loan C..................................       3.75%       02/28/20            982,172
                                                                                                                ---------------
                                                                                                                      1,280,153
                                                                                                                ---------------
                   APPAREL RETAIL -- 0.2%
       1,390,835   Neiman Marcus Group (The), Inc., Other Term Loan..............       4.25%       10/25/20          1,323,463
                                                                                                                ---------------
                   APPLICATION SOFTWARE -- 0.2%
         938,731   Infor (US), Inc., Tranche B-5 Term Loan.......................       3.75%       06/03/20            915,657
         408,205   Informatica Corp., Dollar Term Loan...........................       4.25%       08/05/22            401,062
         264,949   Triple Point Technologies, Inc., Term Loan B..................       5.25%       07/10/20            185,994
                                                                                                                ---------------
                                                                                                                      1,502,713
                                                                                                                ---------------
                   AUTOMOTIVE RETAIL -- 0.2%
       1,841,860   KAR Auction Services, Inc., Tranche B-3 Term Loan.............       4.25%       03/09/23          1,848,767
                                                                                                                ---------------
                   BROADCASTING -- 0.2%
       1,000,000   Clear Channel Communications, Inc., Tranche E Term Loan.......       7.94%       07/30/19            743,330
         833,702   Univision Communications, Inc., 2013 Incremental Term Loan....       4.00%       03/01/20            831,267
                                                                                                                ---------------
                                                                                                                      1,574,597
                                                                                                                ---------------
                   BUILDING PRODUCTS -- 0.3%
       2,000,000   Quikrete Holdings, Inc., Initial Loan (First Lien)............       4.00%       09/28/20          1,996,880
                                                                                                                ---------------
                   CABLE & SATELLITE -- 0.9%
         467,391   Charter Communications Operating LLC, Bridge Loan -
                      Unsecured 1 Year (d) (h)...................................       3.75%       05/21/16            464,470
       7,000,000   CSC Holdings, Inc. (Neptune Finco Corp.), Initial Term Loan...       5.00%       10/09/22          7,021,910
                                                                                                                ---------------
                                                                                                                      7,486,380
                                                                                                                ---------------
                   CASINOS & GAMING -- 3.2%
       1,312,500   Amaya Holdings B.V., 2nd Lien Term Loan.......................       8.00%       07/31/22          1,296,094
       9,500,753   Amaya Holdings B.V., Initial Term B Loan (First Lien).........       5.00%       08/01/21          9,079,205
       3,237,829   Caesars Growth Partners LLC, Term B Loan (First Lien).........       6.25%       05/08/21          2,881,668
       8,643,993   CityCenter Holdings LLC , Term B Loan.........................       4.25%       10/16/20          8,661,281
          91,350   ROC Finance LLC, Funded Term B Loan...........................       5.00%       06/20/19             86,630
       3,868,878   Station Casinos, Inc., B Term Loan............................       4.25%       03/02/20          3,873,714
                                                                                                                ---------------
                                                                                                                     25,878,592
                                                                                                                ---------------
                   COMPUTER HARDWARE -- 0.3%
       2,500,000   Dell, Inc., Term B-2 Loan.....................................       4.00%       04/29/20          2,498,000
                                                                                                                ---------------
                   CONSUMER FINANCE -- 0.1%
         490,224   Walter Investment Management Corp., Tranche B Term Loan.......       4.75%       12/18/20            429,407
                                                                                                                ---------------
                   DATA PROCESSING & OUTSOURCED SERVICES -- 0.0%
         437,060   Sungard Availability Services Capital, Inc., Term Loan B......       6.00%       03/29/19            390,076
                                                                                                                ---------------
                   DIVERSIFIED SUPPORT SERVICES -- 0.3%
       2,800,000   Brickman Group Holdings, Inc, Second Lien Term Loan...........       7.50%       12/31/21          2,741,676
                                                                                                                ---------------
                   ELECTRIC UTILITIES -- 0.0%
         100,000   TXU (Texas Competitive Electric Holdings Co. LLC), 2014
                      Term Loan (Non-Extending) (i) (j)..........................       4.91%       10/10/14             33,325
                                                                                                                ---------------
                   ENVIRONMENTAL & FACILITIES SERVICES -- 0.0%
         148,125   PSSI (Packers Holdings LLC), Term B Loan......................       4.25%       12/02/21            147,940
                                                                                                                ---------------


Page 14                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (f)    MATURITY (g)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                   FOOD RETAIL -- 2.0%
$     11,475,148   Albertsons LLC, Term B-4 Loan.................................       5.50%       08/25/21    $    11,507,738
       1,000,000   Albertsons LLC, Term B-5 Loan.................................       5.50%       12/21/22          1,002,920
       3,306,494   Albertsons LLC, Term Loan B3..................................       5.13%       08/25/19          3,306,923
                                                                                                                ---------------
                                                                                                                     15,817,581
                                                                                                                ---------------
                   HEALTH CARE FACILITIES -- 1.5%
         272,414   Acadia Healthcare Co., Inc., Tranche B Term Loan..............       4.25%       02/11/22            274,231
         997,500   Acadia Healthcare Co., Inc., Tranche B-2 Term Loan............       4.50%       02/16/23          1,004,044
       2,967,387   Kindred Healthcare, Inc., New Term Loan.......................       4.25%       04/09/21          2,959,968
       7,853,211   Select Medical Corp., Term Loan F.............................       6.00%       02/28/21          7,872,844
                                                                                                                ---------------
                                                                                                                     12,111,087
                                                                                                                ---------------
                   HEALTH CARE SERVICES -- 2.6%
         791,342   21st Century Oncology, Inc., Tranche B Term Loan..............       6.50%       04/30/22            700,337
         744,375   Air Medical Group Holdings, Inc., Initial Term Loan...........       4.25%       04/28/22            733,522
       1,994,023   CareCore National LLC, Term Loan..............................       5.50%       03/05/21          1,846,964
       2,970,000   Curo Health Services Holdings, Inc., Term B Loan (First Lien).       6.50%       02/07/22          2,952,685
         997,500   Envision Healthcare Corp. (Emergency Medical Services Corp.),
                      Tranche B-2 Term Loan......................................       4.50%       10/28/22            999,455
       3,514,401   Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan
                      (First Lien)...............................................       5.25%       07/01/21          3,291,834
       3,271,250   Surgery Centers Holdings, Inc., Initial Term Loan (First Lien).      5.25%       11/03/20          3,277,400
       3,757,823   Team Health, Inc., Tranche B Term Loan........................       4.50%       11/23/22          3,781,310
       3,000,000   U.S. Renal Care, Inc., Term Loan B............................       5.25%       12/30/22          3,001,890
                                                                                                                ---------------
                                                                                                                     20,585,397
                                                                                                                ---------------
                   HEALTH CARE TECHNOLOGY -- 0.0%
         371,319   Healthport Technologies LLC (CT Technologies Intermediate
                      Holdings, Inc.), Initial Term Loan.........................       5.25%       12/01/21            368,378
                                                                                                                ---------------
                   HYPERMARKETS & SUPER CENTERS -- 1.3%
      10,511,285   BJ's Wholesale Club, Inc., 2013 (November) Replacement
                      Loan (Second Lien).........................................       8.50%       03/26/20         10,160,944
                                                                                                                ---------------
                   INSURANCE BROKERS -- 0.4%
       1,500,000   Amwins Group LLC, 2nd Lien....................................       9.50%       09/06/20          1,497,195
       1,879,091   Confie Seguros Holding II Co., Term B Loan (First Lien).......       5.75%       11/09/18          1,847,767
                                                                                                                ---------------
                                                                                                                      3,344,962
                                                                                                                ---------------
                   LEISURE FACILITIES -- 0.2%
         305,385   Life Time Fitness, Inc., Closing Date Term Loan...............       4.25%       06/10/22            303,476
         965,289   Planet Fitness Holdings LLC, Term Loan........................       4.50%       03/31/21            967,702
                                                                                                                ---------------
                                                                                                                      1,271,178
                                                                                                                ---------------
                   LIFE SCIENCES TOOLS & SERVICES -- 0.9%
         994,859   Immucor, Inc., Term B-2 Loan..................................       5.00%       08/19/18            945,116
       4,188,472   InVentiv Health, Inc., Term B-4 Loan..........................       7.75%       05/15/18          4,191,110
       1,974,874   Ortho-Clinical Diagnostics, Inc. (Crimson Merger Sub, Inc.),
                      Initial Term Loan..........................................       4.75%       06/30/21          1,868,014
                                                                                                                ---------------
                                                                                                                      7,004,240
                                                                                                                ---------------
                   MOVIES & ENTERTAINMENT -- 0.3%
         790,000   Creative Artists Agency LLC (CAA Holdings LLC),
                      Incremental Term Loan......................................       5.50%       12/17/21            788,681
       1,471,671   WME IMG Worldwide, Inc., Term Loan (First Lien)...............       5.25%       05/06/21          1,468,360
                                                                                                                ---------------
                                                                                                                      2,257,041
                                                                                                                ---------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (f)    MATURITY (g)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                   OIL & GAS EXPLORATION & PRODUCTION -- 0.0%
$      1,027,778   American Energy Marcellus Holdings LLC, Initial Loan
                      (Second Lien)..............................................       8.50%       08/04/21    $       123,333
                                                                                                                ---------------
                   OIL & GAS STORAGE & TRANSPORTATION -- 0.0%
       1,000,000   Fieldwood Energy LLC, Closing Date Loan (Second Lien).........       8.38%       09/30/20            255,000
                                                                                                                ---------------
                   OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.4%
       1,000,000   First Data Corp., 2021 New Dollar Term Loan...................       4.44%       03/24/21          1,002,080
       2,000,000   First Data Corp., Term Loan B 7/2022..........................       4.19%       07/10/22          2,000,500
                                                                                                                ---------------
                                                                                                                      3,002,580
                                                                                                                ---------------
                   PACKAGED FOODS & MEATS -- 3.3%
       5,953,943   Ferrara Candy Co. (Candy Intermediate Holdings, Inc.),
                      Initial Term Loan..........................................       7.50%       06/18/18          5,968,827
       2,652,008   New HB Acquisition LLC, Term B Loan (First Lien)..............       4.50%       08/03/22          2,659,752
      18,240,655   New HB Acquisition LLC, Term B Loan (Second Lien).............       8.50%       08/03/23         17,875,843
                                                                                                                ---------------
                                                                                                                     26,504,422
                                                                                                                ---------------
                   PAPER PACKAGING -- 0.4%
       3,000,000   Reynolds Group Holdings, Inc., Incremental U.S. Term Loan.....       4.50%       12/01/18          3,005,640
                                                                                                                ---------------
                   PHARMACEUTICALS -- 2.6%
         101,563   AMAG Pharmaceuticals, Inc., Initial Term Loan.................       4.75%       08/17/21            100,801
      10,143,750   Concordia Healthcare Corp., Initial Dollar Term Loan..........       5.25%       10/21/21         10,032,169
       3,407,202   Horizon Pharma, Inc., Term Loan B.............................       4.50%       04/30/21          3,296,468
       7,394,353   Valeant Pharmaceuticals International, Inc., Series F-1
                      Tranche B Term Loan........................................       5.00%       04/01/22          7,202,100
                                                                                                                ---------------
                                                                                                                     20,631,538
                                                                                                                ---------------
                   PROPERTY & CASUALTY INSURANCE -- 0.1%
         600,000   Sedgwick Claims Management Services, Inc., Initial Loan
                      (Second Lien)..............................................       6.75%       02/28/22            570,000
                                                                                                                ---------------
                   REAL ESTATE SERVICES -- 0.2%
       1,944,341   DTZ Worldwide Ltd., 2015-1 Additional Term Loan...............       4.25%       11/04/21          1,938,663
                                                                                                                ---------------
                   RESEARCH & CONSULTING SERVICES -- 2.5%
      12,767,048   Acosta, Inc., Term Loan B.....................................       4.25%       09/26/21         12,623,419
       7,189,766   Advantage Sales & Marketing, Inc., Initial Term Loan
                      (First Lien)...............................................       4.25%       07/23/21          7,122,398
                                                                                                                ---------------
                                                                                                                     19,745,817
                                                                                                                ---------------
                   RESTAURANTS -- 1.1%
       8,233,559   Portillo's Holdings LLC, Term B Loan (First Lien).............       4.75%       08/02/21          8,034,554
         422,143   Red Lobster Management LLC, Initial Term Loan (First Lien)....       6.25%       07/28/21            420,560
                                                                                                                ---------------
                                                                                                                      8,455,114
                                                                                                                ---------------
                   RETAIL REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.3%
       2,250,000   Capital Automotive LLC, Term Loan (Second Lien)...............       6.00%       04/30/20          2,255,625
                                                                                                                ---------------
                   SEMICONDUCTORS -- 2.3%
      12,333,333   Avago Technologies Cayman Ltd., Term B-1 Dollar Loan..........       4.25%       02/01/23         12,335,553
       4,750,000   Micron Technology, Inc., Term Loan B..........................       6.44%       04/15/22          4,766,340
         995,000   NXP B.V., Tranche B Loan......................................       3.75%       12/07/20            997,488
                                                                                                                ---------------
                                                                                                                     18,099,381
                                                                                                                ---------------
                   SOFT DRINKS -- 1.3%
      10,516,222   Keurig Green Mountain, Inc. (Maple Holdings Acquisition
                      Corp.), Term B USD Loan....................................       5.25%       03/03/23         10,544,721
                                                                                                                ---------------


Page 16                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                                         STATED
     VALUE                                  DESCRIPTION                               RATE (f)    MATURITY (g)       VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)
                   SPECIALIZED CONSUMER SERVICES -- 1.1%
$      3,420,226   Asurion LLC, Incremental Tranche B-1 Term Loan................        5.00%      05/24/19    $     3,407,400
       1,512,117   Asurion LLC, Incremental Tranche B-4 Term Loan................        5.00%      08/04/22          1,501,048
       4,205,882   Asurion LLC, Term Loan (Second Lien)..........................        8.50%      03/03/21          4,031,632
                                                                                                                ---------------
                                                                                                                      8,940,080
                                                                                                                ---------------
                   SPECIALTY STORES -- 0.7%
       2,443,349   PetSmart, Inc., Tranche B-1 Loan..............................        4.25%      03/11/22          2,435,116
       1,581,982   Toys "R" US-Delaware, Inc., Term B-2 Loan.....................        5.25%      05/25/18          1,392,144
       2,004,576   Toys "R" US-Delaware, Inc., Term B4 Loan......................        9.75%      04/25/20          1,696,372
                                                                                                                ---------------
                                                                                                                      5,523,632
                                                                                                                ---------------
                   SYSTEMS SOFTWARE -- 0.8%
         484,788   Applied Systems, Inc., Initial Term Loan (Second Lien)........        7.50%      01/24/22            474,888
       5,642,941   BMC Software Finance, Inc., Initial US Term Loan..............        5.00%      09/10/20          4,845,876
         937,500   Compuware Corp., Term Loan B..................................        6.25%      12/31/19            912,497
                                                                                                                ---------------
                                                                                                                      6,233,261
                                                                                                                ---------------
                   TRUCKING -- 0.0%
         142,369   SIRVA Worldwide, Inc., Loan (d)...............................        7.50%      03/27/19            134,539
                                                                                                                ---------------
                   TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...................................................     258,016,123
                   (Cost $261,118,531)                                                                          ---------------

                   MONEY MARKET FUNDS -- 7.5%
      59,975,453   Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio
                      - Institutional Class - 0.22% (k)........................................................      59,975,453
                   (Cost $59,975,453)                                                                           ---------------

                   TOTAL INVESTMENTS -- 104.6%.................................................................     833,438,378
                   (Cost $839,427,611) (l)                                                                      ---------------

   PRINCIPAL                                                                           STATED        STATED
     VALUE                                  DESCRIPTION                                COUPON       MATURITY         VALUE
----------------  ----------------------------------------------------------------  ------------  ------------  ---------------
U.S. GOVERNMENT NOTES SOLD SHORT -- (8.0%)
     (17,000,000)  United States Treasury Note...................................       1.00%       03/15/18        (17,076,041)
      (3,650,000)  United States Treasury Note...................................       1.25%       11/30/18         (3,686,142)
      (4,775,000)  United States Treasury Note...................................       1.50%       10/31/19         (4,850,450)
      (2,000,000)  United States Treasury Note...................................       1.63%       12/31/19         (2,039,376)
        (500,000)  United States Treasury Note...................................       2.00%       11/30/20           (516,612)
        (700,000)  United States Treasury Note...................................       2.25%       04/30/21           (731,910)
     (15,750,000)  United States Treasury Note...................................       2.75%       11/15/23        (17,004,771)
      (5,000,000)  United States Treasury Note...................................       2.13%       05/15/25         (5,142,090)
      (1,000,000)  United States Treasury Note...................................       2.00%       08/15/25         (1,017,188)
     (11,000,000)  United States Treasury Note...................................       2.25%       11/15/25        (11,418,517)
                                                                                                                ---------------
                   TOTAL U.S. GOVERNMENT NOTES SOLD SHORT......................................................     (63,483,097)
                   (Proceeds $61,568,292)                                                                       ---------------

                   NET OTHER ASSETS AND LIABILITIES -- 3.4%....................................................      26,997,446
                                                                                                                ---------------
                   NET ASSETS -- 100.0%........................................................................ $   796,952,727
                                                                                                                ===============


                        See Notes to Financial Statements                Page 17

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

-----------------------------
(a) This security or a portion of this security is segregated as collateral for investments sold short.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At April 30, 2016, securities noted as such amounted to $258,584,462 or 32.4% of net assets.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2E - Restricted Securities in the Notes to Financial Statements).

(d) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(e) These notes are Senior Payment-In-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.00% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the six months ended April 30, 2016, this security paid all of its interest in cash.

(f) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at April 30, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(g) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(h) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At April 30, 2016, securities noted as such are valued at $464,470 or 0.06% of net assets.

(i)   This issuer has filed for protection in federal bankruptcy court.

(j) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(k)   Interest rate shown reflects yield as of April 30, 2016.

(l) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,564,002 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $17,553,235.


Page 18                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                        4/30/2016          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
Corporate Bonds:
   Agricultural Products..........................   $     6,248,110   $            --   $     5,237,500   $     1,010,610
   Other Industry Categories*.....................       406,164,303                --       406,164,303                --
Foreign Corporate Bonds*..........................       103,034,389                --       103,034,389                --
Senior Floating-Rate Loan Interests:
   Cable & Satellite..............................         7,486,380                --         7,021,910           464,470
   Trucking.......................................           134,539                --                --           134,539
   Other Industry Categories*.....................       250,395,204                --       250,395,204                --
Money Market Funds................................        59,975,453        59,975,453                --                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments.................................   $   833,438,378   $    59,975,453   $   771,853,306   $     1,609,619
                                                     ===============   ===============   ===============   ===============


                                                    LIABILITIES TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                        4/30/2016          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
U.S. Government Notes Sold Short..................   $   (63,483,097)  $            --   $   (63,483,097)  $            --
                                                     ===============   ===============   ===============   ===============

* See Portfolio of Investments for industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.

There were no transfers between Level 1 and Level 2.

All transfers in and out of Level 3 during the period are assumed to be transferred on the last day of the period at their current value. As of April 30, 2016, the Fund transferred Senior Floating-Rate Loan Interests valued at $134,539 from Level 2 to Level 3 of the fair value hierarchy. The Senior Floating-Rate Loan Interests that transferred from Level 2 to Level 3 did so primarily as a result of a change in information obtained from an independent third-party pricing service relating to the market activity of individual Senior Floating-Rate Loan Interests and a lack of trading activity in certain Senior Floating-Rate Loan Interests.

As of April 30, 2016, the Fund transferred Corporate Bonds valued at $1,010,610 from Level 2 to Level 3 of the fair value hierarchy. The Corporate Bonds that transferred from Level 2 to Level 3 did so primarily as a result of a change in information obtained from an independent third-party pricing service relating to the market activity of individual Corporate Bonds and a lack of trading activity in certain Corporate Bonds.

Level 3 Senior Floating-Rate Loan Interests that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. Level 3 Senior Floating-Rate Loan Interests are valued based on either third-party pricing services prices obtained from dealer runs and indicative sheets from brokers or are valued using broker quotes. The values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of the Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.


                        See Notes to Financial Statements                Page 19

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

APRIL 30, 2016 (UNAUDITED)

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.


BEGINNING BALANCE AT OCTOBER 31, 2015
Senior Floating-Rate Loan Interests                  $          842,527
Corporate Bonds                                                      --
Net Realized Gain (Loss):
   Senior Floating-Rate Loan Interests                            1,427
Change in Unrealized Appreciation / Depreciation:
   Senior Floating-Rate Loan Interests                              951
Purchases                                                            --
Sales:
   Senior Floating-Rate Loan Interests                         (380,435)
Transfers In:
   Senior Floating-Rate Loan Interests                          134,539
   Corporate Bonds                                            1,010,610
Transfers Out                                                        --
                                                     ------------------
ENDING BALANCE AT APRIL 30, 2016
Senior Floating-Rate Loan Interests                             599,009
Corporate Bonds                                               1,010,610
                                                     ------------------
Total Level 3 holdings                               $        1,609,619
                                                     ==================

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2016.


Page 20                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value.....................................................   $  833,438,378
Cash......................................................................          119,133
Restricted cash...........................................................       59,754,471
Receivables:
   Investment securities sold.............................................       60,577,370
   Interest...............................................................        9,192,694
   Capital shares sold....................................................           71,801
                                                                             --------------
      Total Assets........................................................      963,153,847
                                                                             --------------

LIABILITIES:
Investments sold short, at value (proceeds $61,568,292)...................       63,483,097
Payables:
   Capital shares redeemed................................................       71,801,302
   Investment securities purchased........................................       29,801,962
   Investment advisory fees...............................................          646,855
   Interest on investments sold short.....................................          467,132
   Margin interest expense................................................              772
                                                                             --------------
      Total Liabilities...................................................      166,201,120
                                                                             --------------
NET ASSETS................................................................   $  796,952,727
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $  816,719,783
Par value.................................................................          166,500
Accumulated net investment income (loss)..................................       (2,476,446)
Accumulated net realized gain (loss) on investments and
   investments sold short.................................................       (9,553,072)
Net unrealized appreciation (depreciation) on investments and
   investments sold short.................................................       (7,904,038)
                                                                             --------------
NET ASSETS................................................................   $  796,952,727
                                                                             ==============
NET ASSET VALUE, per share................................................   $        47.87
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).................................       16,650,002
                                                                             ==============
Investments, at cost......................................................   $  839,427,611
                                                                             ==============


                        See Notes to Financial Statements                Page 21

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Interest..................................................................   $   20,138,317
                                                                             --------------
   Total investment income................................................       20,138,317
                                                                             --------------

EXPENSES:
Investment advisory fees..................................................        2,963,616
Interest on investments sold short........................................          557,206
Margin interest expense...................................................           86,438
                                                                             --------------
   Total expenses.........................................................        3,607,260
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................       16,531,057
                                                                             --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................       (6,714,328)
   Investments sold short.................................................            1,638
                                                                             --------------
   Net realized gain (loss)...............................................       (6,712,690)
                                                                             --------------

Net change in unrealized appreciation (depreciation) on:
   Investments............................................................        7,180,604
   Investments sold short.................................................       (1,028,677)
                                                                             --------------
Net change in unrealized appreciation (depreciation)......................        6,151,927
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................         (560,763)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $   15,970,294
                                                                             ==============


Page 22                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE
                                                                               SIX MONTHS
                                                                                 ENDED          FOR THE YEAR
                                                                               4/30/2016           ENDED
                                                                              (UNAUDITED)        10/31/2015
                                                                             --------------    --------------
OPERATIONS:
   Net investment income (loss)...........................................   $   16,531,057    $   22,421,293
   Net realized gain (loss)...............................................       (6,712,690)         (465,756)
   Net increase from payment by the advisor...............................               --            24,541
   Net change in unrealized appreciation (depreciation)...................        6,151,927       (13,012,099)
                                                                             --------------    --------------
   Net increase (decrease) in net assets resulting from operations........       15,970,294         8,967,979
                                                                             --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................      (19,007,503)      (23,871,521)
   Net realized gain......................................................               --        (1,043,000)
   Return of capital......................................................               --          (332,485)
                                                                             --------------    --------------
   Total distributions to shareholders....................................      (19,007,503)      (25,247,006)
                                                                             --------------    --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................      443,196,945       382,508,142
   Cost of shares redeemed................................................     (164,161,122)      (24,808,028)
                                                                             --------------    --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.......................................      279,035,823       357,700,114
                                                                             --------------    --------------
   Total increase (decrease) in net assets................................      275,998,614       341,421,087

NET ASSETS:
   Beginning of period....................................................      520,954,113       179,533,026
                                                                             --------------    --------------
   End of period..........................................................   $  796,952,727    $  520,954,113
                                                                             ==============    ==============
   Accumulated net investment income (loss) at end of period..............   $   (2,476,446)   $           --
                                                                             ==============    ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................       10,700,002         3,500,002
   Shares sold............................................................        9,450,000         7,700,000
   Shares redeemed........................................................       (3,500,000)         (500,000)
                                                                             --------------    --------------
   Shares outstanding, end of period......................................       16,650,002        10,700,002
                                                                             ==============    ==============


                        See Notes to Financial Statements                Page 23

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ..........   $   15,970,294
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments ...........................................     (396,296,065)
      Borrowed investments sold short ....................................       11,084,844
      Cost to cover short positions ......................................      (14,382,437)
      Sales, maturities and paydowns of investments ......................       52,663,569
      Net amortization/accretion of premiums/discounts on investments.....          470,772
      Net realized gain/loss on investments and investments sold short....        6,712,690
      Net change in unrealized appreciation/depreciation on investments...       (7,180,604)
      Net change in unrealized appreciation/depreciation on investments
         sold short ......................................................        1,028,677
      Increase in restricted cash ........................................      (15,214,041)

CHANGES IN ASSETS AND LIABILITIES
      Increase in interest receivable ....................................       (1,406,251)
      Decrease in capital shares receivable...............................        2,365,922
      Increase in capital shares redeemed.................................       71,801,302
      Increase in interest payable on investments sold short .............           68,841
      Decrease in interest expense payable on investments sold short .....           (4,344)
      Increase in investment advisory fees payable .......................          248,982
                                                                             --------------
CASH USED IN OPERATING ACTIVITIES.........................................                     $ (272,067,849)
                                                                                               --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from shares sold ..........................................      443,196,945
      Cost of shares redeemed.............................................     (164,161,122)
      Distributions to shareholders from net investment income ...........      (19,007,503)
                                                                             --------------
CASH PROVIDED BY FINANCING ACTIVITIES ....................................                        260,028,320
                                                                                               --------------
Decrease in cash .........................................................                        (12,039,529)
Cash at beginning of period ..............................................                         12,158,662
                                                                                               --------------
CASH AT END OF PERIOD ....................................................                     $      119,133
                                                                                               ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest .................................                     $       90,782
                                                                                               ==============


Page 24                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            SIX MONTHS                                          FOR THE PERIOD
                                                               ENDED             YEAR ENDED OCTOBER 31,          2/25/2013 (a)
                                                             4/30/2016      ---------------------------------       THROUGH
                                                            (UNAUDITED)          2015              2014           10/31/2013
                                                          ---------------   ---------------   ---------------   ---------------
Net asset value, beginning of period                        $     48.69       $     51.30       $     51.16       $     50.00
                                                            -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       1.24              2.64              2.58              1.93
Net realized and unrealized gain (loss)                           (0.67)            (2.23) (b)         0.29              1.38
                                                            -----------       -----------       -----------       -----------
Total from investment operations                                   0.57              0.41              2.87              3.31
                                                            -----------       -----------       -----------       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                             (1.39)            (2.84)            (2.73)            (2.15)
Net realized gain                                                    --             (0.14)               --                --
Return of capital                                                    --             (0.04)               --                --
                                                            -----------       -----------       -----------       -----------
Total distributions                                               (1.39)            (3.02)            (2.73)            (2.15)
                                                            -----------       -----------       -----------       -----------
Net asset value, end of period                              $     47.87       $     48.69       $     51.30       $     51.16
                                                            ===========       ===========       ===========       ===========
TOTAL RETURN (c)                                                   1.26%             0.80% (b)         5.72%             6.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                        $   796,953       $   520,954       $   179,533       $    74,178
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                      1.16% (d)         1.23%             1.29%             1.28% (d)
Ratio of net expenses to average net assets excluding
   interest expense                                                0.95% (d)         0.95%             0.95%             0.95% (d)
Ratio of net investment income (loss) to average
   net assets                                                      5.30% (d)         5.49%             5.02%             5.10% (d)
Portfolio turnover rate (e)                                          12%               34%               54%               52%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) The Fund received a payment from the advisor in the amount of $24,541 in connection with a trade error. The payment from the advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 25

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Tactical High Yield ETF (the "Fund"), which trades under the ticker "HYLS" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The primary investment objective of the Fund is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets including investment borrowings, under normal market conditions, in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., or lower than "Baa3" by Moody's Investors Service, Inc., or comparably rated by another nationally recognized statistical rating organization. High yield debt securities that are rated below investment grade are commonly referred to as "junk" bonds. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2016 (UNAUDITED)

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Senior Loans(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the fundamental business data relating to the borrower/issuer;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of a security;

            4)    the financial statements of the borrower/issuer;

            5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

           11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

           12)    borrower's/issuer's competitive position within the industry;

           13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

           14)    other relevant factors.


-----------------------------
(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2016 (UNAUDITED)

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery, or forward purchase commitments as of April 30, 2016.

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund is charged a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. At April 30, 2016, the Fund had $59,754,471 in restricted cash associated with investments sold short and $63,483,097 of investments sold short as shown on the Statement of Asset and Liabilities. Interest is charged on these balances at a rate equal to the Federal Funds rate plus 75 basis points and is charged on payable credit margin balances at a rate equal to the Federal Funds rate less 40 basis points. At April 30, 2016, the Fund had a debit margin balance with an interest rate of 1.04%. For the six months ended April 30, 2016, margin interest expense was $86,438, which is shown in "Margin interest expense" on the Statement of Operations. For the six months ended April 30, 2016, the average margin balance and interest rates were $16,135,229 and 1.04%, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2016 (UNAUDITED)

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded loan commitments as of April 30, 2016.

E. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transaction exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2016, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increaded overall market illiquidity, liquidity for each security is determined based on security-specified factors and assumptions, which require subjective judgement.The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                               ACQUISITION          PAR            CURRENT         CARRYING                         % OF NET
         SECURITY                 DATE            AMOUNT            PRICE            COST             VALUE          ASSETS
------------------------     --------------    -------------    -------------    -------------    -------------   -------------
Pinnacle Operating Corp.,
   9.00%, 11/15/20          9/13/13-12/19/14    $ 1,182,000        $ 85.50        $ 1,211,260      $ 1,010,610        0.13%

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

Distributions paid from:
Ordinary income.................................      $   24,914,521
Capital gain....................................                  --
Return of capital...............................             332,485

As of October 31, 2015, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income...................      $           --
Accumulated capital and other losses............            (930,645)
Net unrealized appreciation (depreciation)......         (15,965,702)

G. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2016 (UNAUDITED)

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. As of October 31, 2015, the Fund has non-expiring capital loss carryforwards of $930,645 for federal income tax purposes. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013, 2014 and 2015 remain open to federal and state audit. As of April 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3). The Fund is subject to an interest expense due to the costs associated with the Fund's short positions in securities.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.

During the year ended October 31, 2015, the Fund received a payment from the Advisor of $24,541 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $312,763,481 and $77,734,480, respectively.

For the six months ended April 30, 2016, the Fund had no in-kind transactions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2016 (UNAUDITED)

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with the First Trust Series Fund and First Trust Variable Insurance Trust, entered into a $135 million Credit Agreement ("Line of Credit") with BNYM, to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that had access to the Line of Credit. To the extent that the Fund accesses the Line of Credit, there would also be an interest fee charged. For the six months ended April 30, 2016, the Fund did not have any outstanding borowings under the Line of Credit.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Partcipant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2016 (UNAUDITED)

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On May 19, 2016, the Fund declared a distribution of $0.2150 per share to shareholders of record on May 24, 2016, payable May 31, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

BANK LOANS RISK. An investment in bank loans subjects the Fund to credit risk, which is heightened for bank loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior Loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these Senior Loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in Senior Loans may have uncertain settlement time periods. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments. Furthermore, increases in interest rates may result in greater volatility of Senior Loans and average duration may fluctuate with fluctuations in interest rates.

CALL RISK: If an issuer calls higher-yielding securities held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK: The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

COUNTERPARTY RISK: Certain Derivative Instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty's bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund's investments in the futures markets also introduce the risk that its futures commission merchant ("FCM") would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM's obligation to return margin posted in connection with the Fund's futures contracts.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2016 (UNAUDITED)

CREDIT RISK: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

CURRENCY RISK: Because the Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. The Fund intends to hedge its non-U.S. dollar holdings.

DERIVATIVES RISK: The use of Derivative Instruments can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the Derivative Instruments. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

DISTRESSED SECURITIES RISK: The Fund may invest in Distressed Securities, including stressed, distressed and bankrupt issuers and debt obligations that are in default. In any investment involving Distressed Securities, there exists the risk that the transaction involving such securities will be unsuccessful. Distressed Securities might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Many Distressed Securities are illiquid or trade in low volumes and thus may be more difficult to value. Companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings are referred to herein as "Distressed Securities."

HIGH YIELD SECURITIES RISK: High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. In general, duration represents the expected percentage in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Fund's ability to mitigate risk and meet redemptions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
                           APRIL 30, 2016 (UNAUDITED)

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

OTHER DEBT SECURITIES RISK: Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect senior loans; however they are often unsecured and/or lower in the issuer's capital structure than senior loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

PREPAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

SHORT SALE RISK: The Fund uses short sales for investment and risk management purposes, including when the Fund's advisor anticipates that the market price of securities will decline or in the aggregate will underperform the Index. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for relatively long periods of time. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Enhanced Short
Maturity ETF (FTSM)



Semi-Annual Report
For the Six Months Ended
April 30, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Management.........................................................  5
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 18
Statement of Operations...................................................... 19
Statements of Changes in Net Assets.......................................... 20
Financial Highlights......................................................... 21
Notes to Financial Statements................................................ 22
Additional Information....................................................... 28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Enhanced Short Maturity ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2016

Dear Shareholders:

Thank you for your investment in First Trust Enhanced Short Maturity ETF (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2016. Additionally, First Trust compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

The investment objective of First Trust Enhanced Short Maturity ETF (the "Fund") is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund intends to achieve its investment objective by investing at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate instruments (collectively, "Fixed Income Securities") issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds; and money market securities. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol "FTSM."

The Fund's investment advisor, First Trust Advisors L.P. (the "Advisor") selects securities for the portfolio by evaluating fixed income sectors and macro market trends while completing bottom-up analysis of individual securities. Portfolio securities are selected based upon relative value in the context of overall portfolio duration. Key inputs for the screens in the securities selection process include, but are not limited to, credit quality, yield, interest rate sensitivity and liquidity. The Fund's holdings are systematically monitored for meaningful changes in performance and risk measures. A security will generally be sold when the Advisor believes that a security can be substituted for a similar investment that represents better relative value; it lacks adequate compensation for embedded credit risk; or when rebalancing the portfolio to maintain diversification. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                       ANNUAL AVERAGE        CUMULATIVE
                                                                                        TOTAL RETURNS       TOTAL RETURNS
                                                  6 Months Ended     1 Year Ended    Inception (8/5/14)  Inception (8/5/14)
                                                      4/30/16           4/30/16          to 4/30/16          to 4/30/16

FUND PERFORMANCE
NAV                                                   0.34%             0.32%               0.46%               0.79%
Market Price                                          0.38%             0.32%               0.44%               0.76%

INDEX PERFORMANCE
BofA Merrill Lynch 0-1 Year U.S. Treasury Index       0.25%             0.34%               0.26%               0.45%
--------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

--------------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                  INVESTMENTS & CASH
--------------------------------------------------------
Commercial Paper                            47.39%
Corporate Bonds                             32.42
Mortgage-Backed Securities                   9.47
U.S. Government Agency Mortgage-
   Backed Securities                         6.18
Foreign Corporate Bonds                      4.27
U.S. Government Notes                        0.26
Cash                                         0.01
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY(1)                     INVESTMENTS & CASH
--------------------------------------------------------
Government                                   6.39%
AAA                                          5.94
AA+                                          0.84
AA                                           1.71
AA-                                          3.37
A+                                           1.76
A                                            5.23
A-                                           6.32
BBB+                                        10.81
BBB                                          5.14
BBB-                                         2.64
A-1+ (Short-Term)                            0.53
A-1 (Short-Term)                             1.05
A-2 (Short-Term)                            25.28
A-3 (Short-Term)                            20.53
Not Rated                                    2.45
Cash                                         0.01
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                          INVESTMENTS
--------------------------------------------------------
Nabors Industries, Inc.                      1.58%
Williams Partners, L.P.                      1.58
Ford Motor Credit Co. LLC                    1.32
Hawaiian Electric Industries, Inc.           1.32
Pentair Finance S.A.                         1.32
Discovery Communications LLC                 1.28
Commercial Mortgage Trust 2007-GG9,
   Class A4                                  1.24
Kroger (The) Co.                             1.13
Becton Dickinson and Co.                     1.10
JP Morgan Chase Commercial Mortgage
   Securities Trust 2007-CB18,
   Class A1A                                 1.07
                                           -------
     Total                                  12.94%
                                           =======

-----------------------------
(1) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government". Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        AUGUST 5, 2014 - APRIL 30, 2016



                  First Trust             BofA Merrill Lynch
                Enhanced Short               0-1 Year U.S.
                 Maturity ETF               Treasury Index

8/5/14              $10,000                     $10,000
10/31/14            10,016                      10,002
4/30/15             10,047                      10,011
10/31/15            10,045                      10,020
4/30/16             10,079                      10,045



Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 6, 2014 (commencement of trading) through April 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                 NUMBER OF DAYS BID/ASK MIDPOINT          NUMBER OF DAYS BID/ASK MIDPOINT
                                          AT/ABOVE NAV                               BELOW NAV
                              -------------------------------------    -------------------------------------
                              0.00%-    0.50%-    1.00%-               0.00%-    0.50%-    1.00%-
FOR THE PERIOD                0.49%     0.99%     1.99%     >=2.00%    0.49%     0.99%     1.99%     >=2.00%
8/6/14 - 10/31/14               47         0         0          0        15         0         0          0
11/1/14 - 10/31/15              54         0         0          0       197         0         0          0
11/1/15 - 4/30/16               52         0         0          0        72         0         0          0

PORTFOLIO MANAGEMENT

                                FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                                              SEMI-ANNUAL REPORT
                                          APRIL 30, 2016 (UNAUDITED)


                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First Trust Enhanced Short Maturity ETF (the "Fund" or "FTSM"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor or sub-advisor for seven mutual fund portfolios, nine exchange-traded trusts consisting of 102 series and 16 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP").

                           PORTFOLIO MANAGEMENT TEAM

TODD LARSON, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
JEREMIAH CHARLES - VICE PRESIDENT, PORTFOLIO MANAGER
JAMES SNYDER - VICE PRESIDENT, PORTFOLIO MANAGER
ERIC MAISEL, CFA - VICE PRESIDENT, PORTFOLIO MANAGER
WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2016 (UNAUDITED)

As a shareholder of First Trust Enhanced Short Maturity ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 NOVEMBER 1, 2015     APRIL 30, 2016       PERIOD (a)          PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
Actual                                              $1,000.00           $1,003.40             0.24%                $1.20
Hypothetical (5% return before expenses)            $1,000.00           $1,023.67             0.24%                $1.21

(a) These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (November 1, 2015 through April 30, 2016), multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

                                                                     ANNUALIZED
   PRINCIPAL                                                        YIELD ON DATE     STATED
     VALUE                          DESCRIPTION                      OF PURCHASE     MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
COMMERCIAL PAPER -- 47.2%

                   AGRICULTURE -- 0.5%
$      2,000,000   BAT International Finance PLC................        0.83%        05/17/16    $     1,999,280
                                                                                                 ---------------
                   CHEMICALS -- 2.4%
       2,000,000   Albemarle Corp. .............................        1.18%        05/03/16          1,999,873
       2,000,000   Albemarle Corp. .............................        1.18%        05/04/16          1,999,808
       2,000,000   Albemarle Corp. .............................        1.23%        05/11/16          1,999,333
       2,950,000   Valspar (The) Corp. .........................        0.71%        05/04/16          2,949,828
                                                                                                 ---------------
                                                                                                       8,948,842
                                                                                                 ---------------
                   COMPUTERS -- 1.0%
       4,000,000   EMC Corp. ...................................        0.84%        05/10/16          3,999,180
                                                                                                 ---------------
                   DIVERSIFIED FINANCIAL SERVICES -- 1.3%
       1,000,000   Hitachi Capital America Corp. ...............        0.99%        05/13/16            999,677
       3,000,000   Volvo Treasury North America, L.P. ..........        0.84%        05/05/16          2,999,727
       1,000,000   Volvo Treasury North America, L.P. ..........        0.85%        05/11/16            999,769
                                                                                                 ---------------
                                                                                                       4,999,173
                                                                                                 ---------------
                   ELECTRIC -- 5.0%
       2,000,000   Duke Energy Corp. ...........................        0.70%        05/05/16          1,999,847
       2,000,000   Duke Energy Corp. ...........................        0.82%        05/12/16          1,999,511
       2,000,000   Entergy Corp. ...............................        1.07%        05/17/16          1,999,067
       2,000,000   Entergy Corp. ...............................        1.18%        05/26/16          1,998,402
       1,000,000   Exelon Generation Co. LLC....................        0.97%        05/06/16            999,868
       5,000,000   Hawaiian Electric Industries, Inc. ..........        0.97%        05/05/16          4,999,472
       2,000,000   Pepco Holdings LLC...........................        0.82%        05/05/16          1,999,822
       2,000,000   SCANA Corp. .................................        1.02%        05/04/16          1,999,833
       1,100,000   SCANA Corp. .................................        1.02%        05/12/16          1,099,664
                                                                                                 ---------------
                                                                                                      19,095,486
                                                                                                 ---------------
                   ELECTRONICS -- 1.3%
       3,000,000   Arrow Electronics, Inc. .....................        0.92%        05/04/16          2,999,775
       2,000,000   Arrow Electronics, Inc. .....................        0.97%        05/11/16          1,999,472
                                                                                                 ---------------
                                                                                                       4,999,247
                                                                                                 ---------------
                   FOOD -- 1.3%
       2,000,000   Kraft Heinz Foods Co.........................        0.97%        05/18/16          1,999,102
       2,000,000   Kraft Heinz Foods Co.........................        1.02%        05/25/16          1,998,667
       1,000,000   Kraft Heinz Foods Co.........................        1.02%        06/01/16            999,139
                                                                                                 ---------------
                                                                                                       4,996,908
                                                                                                 ---------------
                   GAS -- 2.5%
       2,000,000   NiSource Finance Corp. ......................        0.88%        05/02/16          1,999,953
       2,000,000   NiSource Finance Corp. ......................        0.87%        05/09/16          1,999,622
       2,000,000   NiSource Finance Corp. ......................        0.97%        05/16/16          1,999,208
       1,350,000   Sempra Global................................        0.92%        05/02/16          1,349,966
       2,000,000   Sempra Global................................        0.92%        05/12/16          1,999,450
                                                                                                 ---------------
                                                                                                       9,348,199
                                                                                                 ---------------
                   HEALTH CARE PRODUCTS -- 1.5%
       2,000,000   Thermo Fisher Scientific, Inc. ..............        0.87%        05/03/16          1,999,906
       3,826,000   Thermo Fisher Scientific, Inc. ..............    0.88% - 0.97%    05/12/16          3,824,911
                                                                                                 ---------------
                                                                                                       5,824,817
                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

APRIL 30, 2016 (UNAUDITED)

                                                                     ANNUALIZED
   PRINCIPAL                                                        YIELD ON DATE     STATED
     VALUE                          DESCRIPTION                      OF PURCHASE     MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
COMMERCIAL PAPER (CONTINUED)

                   HEALTH CARE SERVICES -- 1.0%
$      2,000,000   Humana, Inc. ................................        0.88%        05/09/16    $     1,999,618
       2,000,000   Humana, Inc. ................................        0.87%        05/27/16          1,998,772
                                                                                                 ---------------
                                                                                                       3,998,390
                                                                                                 ---------------
                   HOUSEWARES -- 0.5%
       2,000,000   Newell Brands, Inc. .........................        1.33%        06/09/16          1,997,182
                                                                                                 ---------------
                   LODGING -- 1.6%
       4,000,000   Wyndham Worldwide Corp. .....................    0.92% - 0.99%    05/03/16          3,999,797
       1,000,000   Wyndham Worldwide Corp. .....................        0.97%        05/10/16            999,762
       1,000,000   Wyndham Worldwide Corp. .....................        0.92%        05/17/16            999,600
                                                                                                 ---------------
                                                                                                       5,999,159
                                                                                                 ---------------
                   MEDIA -- 3.1%
       4,850,000   Discovery Communications LLC.................        0.87%        05/02/16          4,849,885
       1,823,000   Thomson Reuters Corp. .......................        0.82%        05/25/16          1,822,028
       3,000,000   Viacom, Inc. ................................    1.23% - 1.28%    05/05/16          2,999,595
       2,000,000   Viacom, Inc. ................................        1.08%        05/11/16          1,999,411
                                                                                                 ---------------
                                                                                                      11,670,919
                                                                                                 ---------------
                   MINING -- 1.0%
       1,700,000   Alcoa, Inc. .................................        1.00%        05/03/16          1,699,907
       2,300,000   Alcoa, Inc. .................................        1.00%        05/05/16          2,299,750
                                                                                                 ---------------
                                                                                                       3,999,657
                                                                                                 ---------------
                   MISCELLANEOUS MANUFACTURING -- 2.4%
       1,000,000   ITT Corp. ...................................        0.88%        05/02/16            999,976
       1,000,000   ITT Corp. ...................................        0.87%        05/06/16            999,882
       5,000,000   Pentair Finance S.A. ........................    1.18% - 1.23%    05/05/16          4,999,345
       2,000,000   Textron, Inc. ...............................        0.92%        05/23/16          1,998,900
                                                                                                 ---------------
                                                                                                       8,998,103
                                                                                                 ---------------
                   OFFICE & BUSINESS EQUIPMENT -- 2.4%
       2,000,000   Pitney Bowes, Inc. ..........................        0.97%        05/04/16          1,999,842
       2,000,000   Pitney Bowes, Inc. ..........................        0.94%        05/18/16          1,999,131
       3,000,000   Xerox Corp. .................................        1.10%        05/09/16          2,999,280
       2,000,000   Xerox Corp. .................................        1.10%        05/17/16          1,999,040
                                                                                                 ---------------
                                                                                                       8,997,293
                                                                                                 ---------------
                   OIL & GAS -- 5.3%
       1,000,000   Canadian Natural Resources Ltd. .............        1.02%        05/03/16            999,944
       2,000,000   Canadian Natural Resources Ltd. .............        1.02%        05/04/16          1,999,834
       2,000,000   Canadian Natural Resources Ltd. .............        1.12%        05/06/16          1,999,694
       2,000,000   Eni Finance USA, Inc. .......................        0.83%        05/13/16          1,999,460
       2,000,000   Marathon Petroleum Corp. ....................        0.87%        05/02/16          1,999,953
       2,000,000   Motiva Enterprises LLC.......................        1.28%        05/02/16          1,999,930
       2,000,000   Motiva Enterprises LLC.......................        1.23%        05/09/16          1,999,467
       1,000,000   Motiva Enterprises LLC.......................        1.35%        05/16/16            999,450
       6,000,000   Nabors Industries, Inc. .....................        1.18%        05/02/16          5,999,807
                                                                                                 ---------------
                                                                                                      19,997,539
                                                                                                 ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

APRIL 30, 2016 (UNAUDITED)

                                                                     ANNUALIZED
   PRINCIPAL                                                        YIELD ON DATE     STATED
     VALUE                          DESCRIPTION                      OF PURCHASE     MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
COMMERCIAL PAPER (CONTINUED)

                   OIL & GAS SERVICES -- 1.6%
$      2,000,000   FMC Technologies, Inc. ......................        0.87%        05/02/16    $     1,999,953
       2,000,000   FMC Technologies, Inc. ......................        0.92%        05/12/16          1,999,450
       2,000,000   Schlumberger Holdings Corp. .................        0.82%        05/18/16          1,999,244
                                                                                                 ---------------
                                                                                                       5,998,647
                                                                                                 ---------------
                   PHARMACEUTICALS -- 1.0%
       4,000,000   Baxalta, Inc. ...............................        0.94%        05/12/16          3,998,876
                                                                                                 ---------------
                   PIPELINES -- 7.6%
       2,000,000   Enbridge Energy Partners, L.P. ..............    1.20% - 1.24%    05/02/16          1,999,934
       2,000,000   Enbridge Energy Partners, L.P. ..............        1.23%        05/04/16          1,999,800
       2,000,000   Enbridge Energy Partners, L.P. ..............        1.33%        05/05/16          1,999,711
       4,000,000   Kinder Morgan, Inc. .........................        1.12%        05/03/16          3,999,756
       1,000,000   Kinder Morgan, Inc. .........................        1.12%        05/06/16            999,847
       3,000,000   ONEOK Partners, L.P. ........................        1.02%        05/04/16          2,999,750
       2,000,000   Spectra Energy Partners, L.P. ...............        0.87%        05/09/16          1,999,622
       2,000,000   Spectra Energy Partners, L.P. ...............        0.92%        05/16/16          1,999,250
       3,000,000   Sunoco Logistics Partners Operations, L.P. ..        1.12%        05/02/16          2,999,909
       1,000,000   Sunoco Logistics Partners Operations, L.P. ..        1.12%        05/04/16            999,908
       1,000,000   Sunoco Logistics Partners Operations, L.P. ..        1.07%        05/06/16            999,854
       6,000,000   Williams Partners, L.P. .....................        1.23%        05/02/16          5,999,799
                                                                                                 ---------------
                                                                                                      28,997,140
                                                                                                 ---------------
                   RETAIL -- 1.6%
       1,000,000   AutoNation, Inc. ............................        0.97%        05/02/16            999,974
       3,000,000   AutoNation, Inc. ............................        1.07%        05/03/16          2,999,824
       2,000,000   AutoNation, Inc. ............................        1.07%        05/11/16          1,999,417
                                                                                                 ---------------
                                                                                                       5,999,215
                                                                                                 ---------------
                   TRANSPORTATION -- 1.3%
       2,730,000   Tyco International Finance S.A. .............    0.87% - 0.88%    05/02/16          2,729,935
       1,100,000   Tyco International Finance S.A. .............        0.87%        05/10/16          1,099,766
       1,000,000   Tyco International Finance S.A. .............        0.87%        05/16/16            999,646
                                                                                                 ---------------
                                                                                                       4,829,347
                                                                                                 ---------------
                   TOTAL COMMERCIAL PAPER....................................................        179,692,599
                   (Cost $179,692,599)                                                           ---------------

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS -- 32.3%

                   AGRICULTURE -- 0.3%
       1,266,000   Reynolds American, Inc. .....................        3.50%        08/04/16          1,274,652
                                                                                                 ---------------
                   AUTO MANUFACTURERS -- 4.0%
       1,000,000   American Honda Finance Corp., Medium-Term
                      Note (a)..................................        1.44%        02/22/19          1,003,175
       1,300,000   Daimler Finance North America LLC (a) (b)....        1.30%        08/01/16          1,300,633
         500,000   Daimler Finance North America LLC (b)........        2.63%        09/15/16            503,173
         250,000   Daimler Finance North America LLC (a) (b)....        0.99%        03/10/17            249,757
       5,020,000   Ford Motor Credit Co. LLC (a)................        1.87%        05/09/16          5,020,743
       2,050,000   Ford Motor Credit Co. LLC, Medium-Term
                      Note (a)..................................        1.41%        01/17/17          2,047,934


                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS (CONTINUED)

                   AUTO MANUFACTURERS (CONTINUED)
$      1,256,000   General Motors Financial Co., Inc. ..........        2.75%        05/15/16    $     1,256,731
         500,000   General Motors Financial Co., Inc. (a).......        2.69%        01/15/19            503,238
       2,075,000   Nissan Motor Acceptance Corp. (a) (b)........        1.33%        09/26/16          2,078,795
         500,000   Toyota Motor Credit Corp., Medium-Term
                      Note (a)..................................        1.01%        04/06/18            500,203
         800,000   Toyota Motor Credit Corp., Medium-Term
                      Note (a)..................................        1.44%        02/19/19            808,004
                                                                                                 ---------------
                                                                                                      15,272,386
                                                                                                 ---------------
                   BANKS -- 13.2%
         600,000   Bank of America Corp. .......................        3.75%        07/12/16            603,301
         400,000   Bank of America Corp. .......................        5.63%        10/14/16            408,230
       1,030,000   Bank of America Corp., Medium-Term Note (a)..        1.24%        08/25/17          1,027,198
         300,000   Bank of America Corp., Medium-Term Note (a)..        1.69%        03/22/18            301,608
       2,600,000   Bank of America N.A. (a).....................        0.91%        06/15/16          2,600,384
         500,000   Bank of America N.A. (a).....................        1.09%        11/14/16            500,505
       1,000,000   Bank of America N.A. (a).....................        1.09%        02/14/17          1,000,663
       1,000,000   Bank of New York Mellon (The) Corp.,
                      Medium-Term Note (a)......................        1.49%        08/17/20            997,509
       1,575,000   BB&T Corp., Medium-Term Note (a).............        1.49%        06/15/18          1,575,970
         500,000   Capital One Financial Corp. .................        3.15%        07/15/16            502,209
         825,000   Capital One N.A./Mclean VA. (a)..............        1.30%        02/05/18            823,517
       2,300,000   Citigroup, Inc. (a)..........................        0.91%        06/09/16          2,300,264
       2,280,000   Citigroup, Inc. (a)..........................        1.60%        07/25/16          2,283,636
         400,000   Citigroup, Inc. .............................        1.30%        11/15/16            400,363
         900,000   Citigroup, Inc. (a)..........................        1.18%        03/10/17            899,206
         500,000   Citigroup, Inc. (a)..........................        1.32%        04/27/18            497,387
         500,000   Citigroup, Inc. (a)..........................        1.95%        10/26/20            502,239
       1,900,000   Fifth Third Bank (a).........................        1.13%        11/18/16          1,902,641
         500,000   Goldman Sachs Group, (The), Inc. ............        5.75%        10/01/16            509,861
         400,000   Goldman Sachs Group, (The), Inc. ............        5.63%        01/15/17            411,952
         500,000   Goldman Sachs Group, (The), Inc. (a).........        1.84%        04/30/18            502,730
       1,000,000   Goldman Sachs Group, (The), Inc. (a).........        1.68%        04/25/19          1,001,095
         500,000   Goldman Sachs Group, (The), Inc. (a).........        1.83%        09/15/20            498,032
       2,000,000   Goldman Sachs Group, (The), Inc.,
                      Medium-Term Note (a)......................        1.26%        06/04/17          1,999,476
       3,950,000   JPMorgan Chase & Co. (a).....................        1.14%        02/15/17          3,951,816
         500,000   JPMorgan Chase & Co. (a).....................        1.54%        01/25/18            502,298
       1,000,000   JPMorgan Chase & Co. (a).....................        1.46%        03/22/19          1,000,099
       1,350,000   JPMorgan Chase Bank N.A. (a).................        0.96%        06/13/16          1,350,414
       2,421,000   KeyBank N.A. (a).............................        1.12%        11/25/16          2,423,600
       2,010,000   Morgan Stanley, Global Medium-Term Note (a)..        1.92%        04/25/18          2,034,564
       1,900,000   Morgan Stanley, Medium-Term Note.............        5.75%        10/18/16          1,940,746
       2,800,000   Morgan Stanley, Medium-Term Note (a).........        1.08%        10/18/16          2,802,338
         325,000   National City Bank/Cleveland OH (a)..........        1.01%        06/07/17            324,286
         800,000   PNC Bank N.A. (a)............................        0.92%        08/01/17            797,794
       2,700,000   US Bank N.A./Cincinnati OH (a)...............        1.22%        01/29/18          2,701,034
       1,000,000   Wachovia Corp. (a)...........................        1.00%        10/15/16          1,000,503
       2,105,000   Wachovia Corp. (a)...........................        0.90%        06/15/17          2,100,786
         400,000   Wells Fargo & Co.............................        5.13%        09/15/16            406,181
         280,000   Wells Fargo Bank N.A.........................        5.75%        05/16/16            280,459


Page 10                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS (CONTINUED)

                   BANKS (CONTINUED)
$      2,000,000   Wells Fargo Bank N.A. (a)....................        1.17%        09/07/17    $     2,003,048
         500,000   Wells Fargo Bank N.A. Medium-Term Note (a)...        1.38%        01/22/18            502,498
                                                                                                 ---------------
                                                                                                      50,172,440
                                                                                                 ---------------
                   BEVERAGES -- 0.4%
       1,400,000   Anheuser-Busch InBev Finance Inc. (a)........        1.88%        02/01/21          1,431,874
                                                                                                 ---------------
                   BIOTECHNOLOGY -- 1.4%
       2,150,000   Amgen, Inc. .................................        2.30%        06/15/16          2,154,296
       3,000,000   Amgen, Inc. (a)..............................        1.00%        05/22/17          2,994,069
                                                                                                 ---------------
                                                                                                       5,148,365
                                                                                                 ---------------
                   COMPUTERS -- 0.9%
       1,500,000   Apple, Inc. (a)..............................        0.87%        05/03/18          1,500,738
         950,000   Hewlett Packard Enterprise Co. (a) (b).......        2.37%        10/05/17            956,245
       1,000,000   International Business Machines Corp. (a)....        1.07%        08/18/17          1,003,180
                                                                                                 ---------------
                                                                                                       3,460,163
                                                                                                 ---------------
                   DIVERSIFIED FINANCIAL SERVICES -- 1.2%
         800,000   American Express Co. (a).....................        1.21%        05/22/18            796,968
       1,199,000   American Express Credit Corp., Medium-Term
                      Note (a)..................................        0.91%        06/05/17          1,193,958
       2,500,000   HSBC Finance Corp. (a).......................        1.07%        06/01/16          2,500,473
                                                                                                 ---------------
                                                                                                       4,491,399
                                                                                                 ---------------
                   ELECTRIC -- 0.6%
          35,000   Commonwealth Edison Co., Series 104..........        5.95%        08/15/16             35,502
       1,000,000   Dominion Resources, Inc. ....................        1.95%        08/15/16          1,002,984
         300,000   Ohio Power Co., Series K.....................        6.00%        06/01/16            301,056
       1,000,000   Southern (The) Co............................        1.95%        09/01/16          1,003,776
                                                                                                 ---------------
                                                                                                       2,343,318
                                                                                                 ---------------
                   FOOD -- 2.1%
       3,560,000   ConAgra Foods, Inc. (a)......................        1.00%        07/21/16          3,559,915
       4,283,000   Kroger (The) Co. (a).........................        1.16%        10/17/16          4,287,874
                                                                                                 ---------------
                                                                                                       7,847,789
                                                                                                 ---------------
                   GAS -- 0.2%
         701,000   CenterPoint Energy Resources Corp. ..........        6.15%        05/01/16            701,000
                                                                                                 ---------------
                   HEALTH CARE PRODUCTS -- 1.3%
       4,180,000   Becton Dickinson and Co. (a).................        1.08%        06/15/16          4,181,580
         900,000   Medtronic, Inc. (a)..........................        1.43%        03/15/20            901,722
                                                                                                 ---------------
                                                                                                       5,083,302
                                                                                                 ---------------
                   HEALTH CARE SERVICES -- 0.5%
       2,000,000   UnitedHealth Group, Inc. (a).................        1.08%        01/17/17          2,003,222
                                                                                                 ---------------
                   INSURANCE -- 1.2%
       1,900,000   Berkshire Hathaway Finance Corp. (a).........        1.18%        03/07/18          1,909,300
         500,000   Berkshire Hathaway Finance Corp. (a).........        1.32%        03/15/19            504,459
         850,000   Metropolitan Life Global Funding I (a) (b)...        1.01%        04/10/17            850,958
       1,351,000   Prudential Financial, Inc., Medium-Term
                      Note (a)..................................        1.40%        08/15/18          1,348,303
                                                                                                 ---------------
                                                                                                       4,613,020
                                                                                                 ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
CORPORATE BONDS (CONTINUED)

                   OIL & GAS -- 0.6%
$        500,000   Chevron Corp. (a)............................        0.98%        11/09/17    $       499,918
          85,000   Chevron Corp. (a)............................        0.80%        03/02/18             84,459
       1,000,000   Exxon Mobil Corp. (a)........................        1.23%        02/28/18          1,008,593
         500,000   Exxon Mobil Corp. (a)........................        1.41%        03/01/19            504,923
                                                                                                 ---------------
                                                                                                       2,097,893
                                                                                                 ---------------
                   RETAIL -- 1.1%
         550,000   AutoZone, Inc. ..............................        6.95%        06/15/16            553,742
         300,000   CVS Health Corp. ............................        6.13%        08/15/16            304,642
       1,000,000   Lowe's Cos., Inc. (a)........................        0.87%        04/15/19            999,830
       2,500,000   Walgreens Boots Alliance, Inc. (a)...........        1.07%        05/18/16          2,500,420
                                                                                                 ---------------
                                                                                                       4,358,634
                                                                                                 ---------------
                   TELECOMMUNICATIONS -- 3.3%
       3,250,000   AT&T, Inc. ..................................        2.95%        05/15/16          3,252,463
       3,000,000   AT&T, Inc. (a)...............................        1.05%        03/30/17          3,001,866
       1,215,000   Cisco Systems, Inc. (a)......................        1.24%        02/21/18          1,223,652
       1,250,000   Verizon Communications, Inc. (a).............        2.16%        09/15/16          1,255,936
       3,900,000   Verizon Communications, Inc. (a).............        1.04%        06/09/17          3,903,526
                                                                                                 ---------------
                                                                                                      12,637,443
                                                                                                 ---------------
                   TOTAL CORPORATE BONDS.....................................................        122,936,900
                   (Cost $122,768,408)                                                           ---------------

MORTGAGE-BACKED SECURITIES -- 9.4%

                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
                   Credit Suisse Mortgage Capital Certificates
         851,585      Series 2009-3R, Class 30A1 (a) (b)........        2.41%        07/27/37            853,233
       1,758,753      Series 2009-16R, Class 1A1 (b)............        6.00%        11/26/37          1,768,454
                   JP Morgan Resecuritization Trust
         411,797      Series 2009-12, Class 8A3 (b).............        5.50%        08/26/37            412,754
                   Residential Asset Securitization Trust
             664      Series 2003-A4, Class A1..................        4.25%        05/25/33                665
                   Wells Fargo Mortgage Loan Trust
       1,015,189      Series 2010-RR1, Class 1A1 (a) (b)........        2.63%        02/27/37          1,022,795
                                                                                                 ---------------
                                                                                                       4,057,901
                                                                                                 ---------------
                   COMMERCIAL MORTGAGE-BACKED SECURITIES -- 8.4%
                   BAMLL Re-REMIC Trust
         602,273      Series 2011-07C1, Class A3A (b)...........        5.38%        11/15/16            605,072
                   Banc of America Commercial Mortgage Trust
         130,645      Series 2006-4, Class A4...................        5.63%        07/10/46            130,666
                   Bear Stearns Commercial Mortgage Securities
                      Trust
         986,578      Series 2006-PW13, Class A1A...............        5.53%        09/11/41            992,073
         491,037      Series 2006-PW13, Class A4................        5.54%        09/11/41            492,123
       1,106,352      Series 2006-PW14, Class A1A...............        5.19%        12/11/38          1,121,064
       1,414,133      Series 2006-T24, Class A4.................        5.54%        10/12/41          1,423,707
         113,752      Series 2007-PW16, Class A4 (a)............        5.91%        06/11/40            117,338


Page 12                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                   COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                   CD Commercial Mortgage Trust
$         79,069      Series 2006-CD3, Class A5.................        5.62%        10/15/48    $        79,253
       1,319,305      Series 2007-CD4, Class A1A (a)............        5.29%        12/11/49          1,347,209
       2,079,875      Series 2007-CD4, Class A4.................        5.32%        12/11/49          2,115,383
                   CFCRE Commercial Mortgage Trust
         627,305      Series 2011-C2, Class A2..................        3.06%        12/15/47            630,363
                   Citigroup Commercial Mortgage Trust
       1,032,909      Series 2010-RR3, Class MLSR (a) (b).......        5.81%        06/14/50          1,054,650
                   Commercial Mortgage Pass Through Certificates
         171,301      Series 2012-CR3, Class A1.................        0.67%        10/15/45            171,090
                   Commercial Mortgage Trust
         943,215      Series 2006-C8, Class A1A.................        5.29%        12/10/46            958,701
         297,758      Series 2006-C8, Class A4..................        5.31%        12/10/46            301,356
       4,628,587      Series 2007-GG9, Class A4.................        5.44%        03/10/39          4,708,071
         213,537      Series 2013-CR9, Class A1.................        1.34%        07/10/45            213,513
                   Credit Suisse Commercial Mortgage Trust
       1,146,215      Series 2006-C5, Class A3..................        5.31%        12/15/39          1,152,017
                   Credit Suisse Mortgage Capital Certificates
       1,059,044      Series 2006-C4, Class A3..................        5.47%        09/15/39          1,062,101
                   DBUBS Mortgage Trust
         428,420      Series 2011-LC2A, Class A2 (b)............        3.39%        07/10/44            428,637
         215,217      Series 2011-LC3A, Class A2................        3.64%        08/10/44            215,308
                   GS Mortgage Securities Trust
         357,546      Series 2006-GG8, Class A1A................        5.55%        11/10/39            359,944
          74,303      Series 2006-GG8, Class A4.................        5.56%        11/10/39             74,718
         171,065      Series 2011-GC5, Class A2.................        3.00%        08/10/44            171,165
                   JP Morgan Chase Commercial Mortgage
                      Securities Trust
         334,558      Series 2006-CB16, Class A1A...............        5.55%        05/12/45            335,860
         109,323      Series 2006-LDP7, Class A1A (a)...........        6.15%        04/17/45            109,249
       4,008,855      Series 2007-CB18, Class A1A (a)...........        5.43%        06/12/47          4,075,191
         185,060      Series 2012-C8, Class A2..................        1.80%        10/15/45            185,649
                   LB-UBS Commercial Mortgage Trust
         513,048      Series 2006-C4, Class A4 (a)..............        6.10%        06/15/38            513,122
         723,801      Series 2006-C6, Class A4..................        5.37%        09/15/39            729,397
          78,296      Series 2006-C7, Class A3..................        5.35%        11/15/38             78,881
                   Merrill Lynch Mortgage Trust
          91,810      Series 2006-C2, Class A1A (a).............        5.74%        08/12/43             92,039
         121,029      Series 2006-C2, Class A4 (a)..............        5.74%        08/12/43            121,151
                   ML-CFC Commercial Mortgage Trust
         472,017      Series 2006-4, Class A3...................        5.17%        12/12/49            475,922
                   Morgan Stanley Capital I Trust
         191,043      Series 2007-T27, Class A1A (a)............        5.82%        06/11/42            198,476
       2,475,669      Series 2007-T27, Class A4 (a).............        5.82%        06/11/42          2,576,332
         795,402      Series 2012-C4, Class A2..................        2.11%        03/15/45            798,598
                   Morgan Stanley Re-REMIC Trust
         249,214      Series 2009-GG10, Class A4A (a) (b).......        5.99%        08/12/45            255,305
                   RBSCF Trust
          93,473      Series 2010-RR3, Class CSCA (b)...........        5.47%        09/16/39             93,423


                        See Notes to Financial Statements                Page 13

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                   COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
                   UBS-Citigroup Commercial Mortgage Trust
$        115,000      Series 2011-C1, Class A2..................        2.80%        01/10/45    $       115,502
                   Wachovia Bank Commercial Mortgage Trust
         392,901      Series 2006-C29, Class A1A................        5.30%        11/15/48            398,525
          65,357      Series 2007-C32, Class A2 (a).............        5.88%        06/15/49             65,565
                   WFRBS Commercial Mortgage Trust
         395,000      Series 2012-C6, Class A2..................        2.19%        04/15/45            395,864
         309,836      Series 2013-C12, Class A1.................        0.74%        03/15/48            309,390
                                                                                                 ---------------
                                                                                                      31,848,963
                                                                                                 ---------------
                   TOTAL MORTGAGE-BACKED SECURITIES..........................................         35,906,864
                   (Cost $36,045,364)                                                            ---------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 6.2%

                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.0%
                   Federal Home Loan Banks
         160,154      Series 2008-1372, Class 1.................        4.75%        05/18/18            169,260
                   Federal Home Loan Mortgage Corporation
           1,955      Series 1998-2038, Class PC................        5.50%        02/15/28              1,957
          60,513      Series 2002-2538, Class CB................        5.00%        12/15/17             61,930
       1,247,723      Series 2003-2614, Class BY................        4.50%        05/15/18          1,281,509
          61,848      Series 2003-2672, Class NH................        4.00%        09/15/18             63,175
         234,599      Series 2004-2828, Class JE................        4.50%        07/15/19            243,399
         168,290      Series 2005-2920, Class HD................        4.50%        01/15/20            173,217
         132,529      Series 2005-2945, Class HB................        5.00%        03/15/20            138,734
         509,689      Series 2005-2995, Class JK................        4.50%        06/15/20            524,407
       1,039,070      Series 2007-3266, Class D.................        5.00%        01/15/22          1,071,250
         174,434      Series 2007-3294, Class DB................        4.50%        03/15/22            181,279
              60      Series 2007-3345, Class FP (a)............        0.63%        11/15/36                 60
          31,077      Series 2009-3567, Class B.................        3.00%        08/15/19             31,158
         689,375      Series 2010-3659, Class EB................        2.00%        06/15/18            694,005
          10,406      Series 2010-3728, Class EL................        1.50%        09/15/20             10,410
       2,762,751      Series 2010-3740, Class NP................        2.00%        01/15/37          2,787,234
         324,765      Series 2010-3772, Class HE................        2.50%        10/15/18            328,848
          29,365      Series 2011-3786, Class EY................        4.50%        01/15/32             29,520
         418,047      Series 2011-3812, Class BE................        2.75%        09/15/18            424,745
       1,156,325      Series 2011-3825, Class AB................        3.00%        08/15/20          1,177,908
          43,953      Series 2011-3826, Class MB................        1.50%        07/15/18             44,126
       1,426,377      Series 2012-4011, Class KM................        2.00%        03/15/22          1,445,134
       3,421,220      Series 2015-4459, Class NC................        5.00%        07/15/25          3,528,790
                   Federal National Mortgage Association
           1,502      Series 2001-69, Class OG..................        5.50%        12/25/16              1,515
         119,781      Series 2003-44, Class CD..................        3.50%        03/25/33            121,339
         260,983      Series 2004-79, Class FA (a)..............        0.73%        08/25/32            261,019
       1,401,506      Series 2004-90, Class XQ..................        4.50%        09/25/34          1,455,457
       1,876,499      Series 2009-14, Class EB..................        4.50%        03/25/24          1,937,566
           8,997      Series 2010-104, Class BJ.................        2.00%        02/25/24              9,005
         407,726      Series 2010-110, Class AE.................        9.75%        11/25/18            437,116
       1,319,012      Series 2010-116, Class AD.................        2.00%        08/25/20          1,332,173
       1,040,669      Series 2011-3, Class EG...................        2.00%        05/25/20          1,049,901


Page 14                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                   COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                   Federal National Mortgage Association (Continued)
$        580,605      Series 2011-13, Class AD..................        2.00%        07/25/21    $       587,834
           9,100      Series 2011-15, Class AB..................        9.75%        08/25/19              9,752
                   Government National Mortgage Association
          61,534      Series 2000-9, Class FG (a)...............        1.04%        02/16/30             62,027
          44,416      Series 2009-29, Class NC..................        4.50%        06/16/36             44,544
          80,054      Series 2009-118, Class AW.................        3.00%        05/20/37             80,645
         790,575      Series 2009-121, Class NG.................        3.50%        04/20/37            797,787
          66,687      Series 2010-23, Class LA..................        3.00%        10/20/37             67,763
          40,442      Series 2010-107, Class L..................        4.00%        04/20/36             40,578
          94,908      Series 2010-167, Class CT.................        4.25%        09/20/33             96,133
                                                                                                 ---------------
                                                                                                      22,804,209
                                                                                                 ---------------
                   PASS-THROUGH SECURITIES -- 0.2%
                   Federal Home Loan Mortgage Corporation
          19,116      Pool B18688...............................        5.00%        02/01/20             19,932
          13,550      Pool E99249...............................        5.50%        09/01/18             14,006
          20,869      Pool G12255...............................        5.50%        07/01/21             22,632
          11,631      Pool G12631...............................        5.50%        04/01/17             11,784
                   Federal National Mortgage Association
          54,094      Pool 256889...............................        5.50%        09/01/17             54,997
          29,833      Pool 723399...............................        4.50%        09/01/18             30,703
         261,454      Pool 735646...............................        4.50%        07/01/20            272,808
          62,193      Pool 739798...............................        4.50%        09/01/18             64,008
          35,128      Pool 775019...............................        4.50%        05/01/19             36,252
          30,486      Pool 889191...............................        4.50%        04/01/21             31,500
          49,296      Pool 889847...............................        4.50%        04/01/21             51,395
                                                                                                 ---------------
                                                                                                         610,017
                                                                                                 ---------------
                   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES...................         23,414,226
                   (Cost $23,438,243)                                                            ---------------


FOREIGN CORPORATE BONDS -- 4.3%

                   AEROSPACE & DEFENSE -- 0.1%
         500,000   BAE Systems PLC (b)..........................        3.50%        10/11/16            505,450
                                                                                                 ---------------
                   BANKS -- 2.3%
         900,000   Bank of Montreal, Medium-Term Note (a).......        1.23%        04/09/18            899,204
         500,000   Bank of Nova Scotia (The) (a)................        0.94%        04/11/17            499,844
         250,000   Bank of Nova Scotia (The) (a)................        1.46%        01/15/19            250,447
       1,025,000   BNP Paribas S.A., Medium-Term Note (a).......        1.22%        12/12/16          1,027,290
          25,000   Credit Agricole S.A. (a) (b).................        1.48%        10/03/16             25,044
       1,000,000   Credit Suisse/New York, NY, Global
                      Medium-Term Note (a)......................        1.12%        05/26/17            997,906
          65,000   Deutsche Bank AG/London (a)..................        1.23%        02/13/17             64,848
         500,000   Mizuho Bank Ltd. (a) (b).....................        1.82%        10/20/18            501,589
         800,000   Nordea Bank AB (a) (b).......................        0.99%        04/04/17            800,387
         300,000   Royal Bank of Canada, Global Medium-Term
                      Note (a)..................................        0.89%        10/13/17            298,914
         500,000   Royal Bank of Canada, Global Medium-Term
                      Note (a)..................................        1.34%        04/15/19            500,350
       1,000,000   Toronto-Dominion Bank (The), Medium-Term
                      Note, Series 1 (a)........................        1.19%        04/30/18          1,000,367


                        See Notes to Financial Statements                Page 15

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED         STATED
     VALUE                          DESCRIPTION                        COUPON        MATURITY         VALUE
----------------   ---------------------------------------------    -------------    --------    ---------------
FOREIGN CORPORATE BONDS (CONTINUED)

                   BANKS (CONTINUED)
$        850,000   UBS AG/Stamford CT (a).......................        1.20%        06/01/17    $       850,343
         850,000   UBS AG/Stamford CT, Global Medium-Term
                      Note (a)..................................        1.33%        03/26/18            850,061
                                                                                                 ---------------
                                                                                                       8,566,594
                                                                                                 ---------------
                   OIL & GAS -- 0.8%
       1,017,000   BP Capital Markets PLC (a)...................        1.04%        11/07/16          1,017,532
       2,017,000   Shell International Finance BV (a)...........        0.94%        05/10/17          2,017,204
                                                                                                 ---------------
                                                                                                       3,034,736
                                                                                                 ---------------
                   PHARMACEUTICALS -- 0.8%
         900,000   Actavis Funding SCS (a)......................        1.51%        09/01/16            901,163
       2,100,000   Actavis Funding SCS (a)......................        1.71%        03/12/18          2,110,206
                                                                                                 ---------------
                                                                                                       3,011,369
                                                                                                 ---------------
                   PIPELINES -- 0.3%
       1,025,000   Enbridge, Inc. (a)...........................        1.28%        10/01/16          1,017,822
          50,000   Enbridge, Inc. (a)...........................        1.08%        06/02/17             48,526
                                                                                                 ---------------
                                                                                                       1,066,348
                                                                                                 ---------------
                   TOTAL FOREIGN CORPORATE BONDS.............................................         16,184,497
                   (Cost $16,192,118)                                                            ---------------

U.S. GOVERNMENT NOTES -- 0.3%

       1,000,000   U.S. Treasury Note...........................        0.63%        06/30/17            999,844
                                                                                                 ---------------
                   TOTAL U.S. GOVERNMENT NOTES...............................................            999,844
                   (Cost $999,300)                                                               ---------------

                   TOTAL INVESTMENTS -- 99.7%................................................        379,134,930
                   (Cost $379,136,032) (c)
                   NET OTHER ASSETS AND LIABILITIES -- 0.3%..................................          1,165,735
                                                                                                 ---------------
                   NET ASSETS -- 100.0%......................................................    $   380,300,665
                                                                                                 ===============

-----------------------------
(a) Floating or variable rate security. The interest rate shown reflects the rate in effect at April 30, 2016.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2016, securities noted as such amounted to $14,266,354 or 3.8% of net assets.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $225,041 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $226,143.


Page 16                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

APRIL 30, 2016 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                         4/30/2016         PRICES           INPUTS           INPUTS
                                                       -------------    -------------    -------------    -------------
Commercial Paper*..................................    $ 179,692,599    $          --    $ 179,692,599    $          --
Corporate Bonds*...................................      122,936,900               --      122,936,900               --
Mortgage-Backed Securities.........................       35,906,864               --       35,906,864               --
U.S. Government Agency Mortgage-Backed
   Securities......................................       23,414,226               --       23,414,226               --
Foreign Corporate Bonds*...........................       16,184,497               --       16,184,497               --
U.S. Government Notes..............................          999,844               --          999,844               --
                                                       -------------    -------------    -------------    -------------
Total Investments..................................    $ 379,134,930    $          --    $ 379,134,930    $          --
                                                       =============    =============    =============    =============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2016.


                        See Notes to Financial Statements                Page 17

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value.....................................................    $  379,134,930
Cash......................................................................            55,006
Receivables:
   Investment securities sold.............................................           602,250
   Interest...............................................................           592,110
                                                                              --------------
   Total Assets...........................................................       380,384,296
                                                                              --------------

LIABILITIES:
Payables:
   Investment advisory fees...............................................            83,631
                                                                              --------------
   Total Liabilities......................................................            83,631
                                                                              --------------
NET ASSETS................................................................    $  380,300,665
                                                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital...........................................................    $  381,663,331
Par value.................................................................            63,497
Accumulated net investment income (loss)..................................           464,243
Accumulated net realized gain (loss) on investments.......................        (1,889,304)
Net unrealized appreciation (depreciation) on investments.................            (1,102)
                                                                              --------------
NET ASSETS................................................................    $  380,300,665
                                                                              ==============
NET ASSET VALUE, per share................................................    $        59.89
                                                                              ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................         6,349,724
                                                                              ==============
Investments, at cost......................................................    $  379,136,032
                                                                              ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Interest..................................................................    $    1,609,451
Dividends - Affiliated (See Note 2C)......................................            30,312
                                                                              --------------
   Total investment income................................................         1,639,763
                                                                              --------------

EXPENSES:
Investment advisory fees..................................................           583,213
   Less fees waived by the investment advisor.............................          (266,449)
                                                                              --------------
   Net expenses...........................................................           316,764
                                                                              --------------
NET INVESTMENT INCOME (LOSS)..............................................         1,322,999
                                                                              --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated.............................................           (10,364)
   Investments - Affiliated (See Note 2C).................................          (223,734)
                                                                              --------------
Net realized gain (loss)..................................................          (234,098)
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated.............................................           107,687
   Investments - Affiliated (See Note 2C).................................            78,707
                                                                              --------------
Net change in unrealized appreciation (depreciation)......................           186,394
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................           (47,704)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................    $    1,275,295
                                                                              ==============


                        See Notes to Financial Statements                Page 19

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE
                                                                                SIX MONTHS               FOR THE
                                                                                  ENDED                    YEAR
                                                                                4/30/2016                 ENDED
                                                                               (UNAUDITED)              10/31/2015
                                                                              --------------          --------------
OPERATIONS:
   Net investment income (loss)...........................................    $    1,322,999          $    3,254,542
   Net realized gain (loss)...............................................          (234,098)             (1,626,924)
   Net change in unrealized appreciation (depreciation)...................           186,394                (209,955)
                                                                              --------------          --------------
   Net increase (decrease) in net assets resulting from operations........         1,275,295               1,417,663
                                                                              --------------          --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................        (1,271,930)             (2,887,800)
                                                                              --------------          --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................       580,748,570           2,912,255,614
   Cost of shares redeemed................................................      (350,280,138)         (3,328,309,273)
                                                                              --------------          --------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions........................................................       230,468,432            (416,053,659)
                                                                              --------------          --------------
   Total increase (decrease) in net assets................................       230,471,797            (417,523,796)

NET ASSETS:
   Beginning of period....................................................       149,828,868             567,352,664
                                                                              --------------          --------------
   End of period..........................................................    $  380,300,665          $  149,828,868
                                                                              ==============          ==============
   Accumulated net investment income (loss) at end of period..............    $      464,243          $      413,174
                                                                              ==============          ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................         2,499,724               9,450,001
   Shares sold............................................................         9,700,000              66,800,000
   Shares redeemed as a result of reverse stock split (See Note 4) .......                --             (18,300,277)
   Shares redeemed........................................................        (5,850,000)            (55,450,000)
                                                                              --------------          --------------
   Shares outstanding, end of period......................................         6,349,724               2,499,724
                                                                              ==============          ==============


Page 20                 See Notes to Financial Statements

FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  SIX MONTHS                      FOR THE PERIOD
                                                                     ENDED                         8/5/2014 (a)
                                                                   4/30/2016       YEAR ENDED         THROUGH
                                                                  (UNAUDITED)      10/31/2015     10/31/2014 (b)
                                                                --------------   --------------   --------------
Net asset value, beginning of period...........................    $  59.94         $  60.04         $  60.00
                                                                   --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................        0.30 (c)         0.43             0.06
Net realized and unrealized gain (loss)........................       (0.09)           (0.26)            0.04
                                                                   --------         --------         --------
Total from investment operations...............................        0.21             0.17             0.10
                                                                   --------         --------         --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................................       (0.26)           (0.27)           (0.06)
                                                                   --------         --------         --------
Net asset value, end of period.................................    $  59.89         $  59.94         $  60.04
                                                                   ========         ========         ========
TOTAL RETURN (d)...............................................        0.34%            0.29%            0.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................    $380,301         $149,829         $567,353
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................        0.45% (e)        0.45%            0.45% (e)
Ratio of net expenses to average net assets....................        0.24% (e)        0.23%            0.26% (e)
Ratio of net investment income (loss) to average net assets....        1.02% (e)        0.51%            0.64% (e)
Portfolio turnover rate (f)....................................          89%             406%               0%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-2 reverse stock split on November 10, 2014. The net asset value reported on October 31, 2014 prior to the reverse stock split restatement was $30.02.

(c)   Based on average shares outstanding.

(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(e)   Annualized.

(f) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions, if any.


                        See Notes to Financial Statements                Page 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Enhanced Short Maturity ETF (the "Fund"), which trades under the ticker "FTSM" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash, and in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's investment objective is to seek current income, consistent with preservation of capital and daily liquidity. Under normal market conditions, the Fund will invest at least 80% of its net assets in a portfolio of U.S. dollar-denominated fixed- and variable-rate instruments (collectively, "Fixed Income Securities") issued by U.S. and non-U.S. public and private sector entities. Fixed Income Securities will include the following types of fixed- and variable-rate debt securities: corporate and government bonds and notes; agency securities; instruments of non-U.S. issuers in developed markets; privately issued securities; asset-backed securities; mortgage-related securities; municipal bonds and money market securities. The Fund may also invest in investment companies, such as ETFs, that invest in primarily Fixed Income Securities. The Fund will limit its investments in asset-backed securities and non-agency mortgage-backed securities (in the aggregate) to 20% of its net assets. The Fund may also invest up to 20% of its net assets in floating rate loans. The floating rate loans will represent amounts borrowed by companies or other entities from banks and other lenders and a significant portion of such floating rate loans may be rated below investment grade or unrated. Floating rate loans held by the Fund may be senior or subordinate obligations of the borrower and may or may not be secured by collateral. Under normal market conditions, the Fund's average duration is expected to be below one year and the average maturity of the Fund's portfolio is expected to be below three years.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2016 (UNAUDITED)

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the fundamental business data relating to the borrower/issuer;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of a security;

            4)    the financial statements of the borrower/issuer;

            5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management (for corporate debt only);

           11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only);

           12) the borrower's/issuer's competitive position within the industry;

           13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

           14)    other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2016 (UNAUDITED)

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. AFFILIATED TRANSACTIONS

The Fund invests in an affiliated fund. Dividend income, realized gains and losses, and change in appreciation (depreciation) from the affiliated fund are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated fund.

Amounts related to this investment for the six months ended April 30, 2016 are as follows:

                                                  SHARE ACTIVITY
                               -----------------------------------------------------
                               BALANCE AT                                BALANCE AT     VALUE AT      DIVIDEND      REALIZED
SECURITY NAME                   10/31/15      PURCHASES       SALES        4/30/16       4/30/16       INCOME      GAIN (LOSS)
----------------------------   -----------   -----------   -----------   -----------   ------------   -----------   -----------
First Trust Senior Loan Fund     147,215          --        (147,215)         --       $         --   $   30,312    $ (223,734)

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

Distributions paid from:

Ordinary income.................................      $    2,887,800
Capital gain....................................                  --
Return of capital...............................                  --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2016 (UNAUDITED)

As of October 31, 2015, the components of distributable earnings and net assets on a tax basis for the Fund were as follows:

Undistributed ordinary income...................      $      413,174
Accumulated capital and other losses............          (1,505,466)
Net unrealized appreciation (depreciation)......            (337,236)

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, the Fund had $1,505,466 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014 and 2015 remain open to federal and state audit. As of April 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.45% of its average daily net assets. Pursuant to contractual agreements, First Trust has agreed to waive management fees of 0.20% of average daily net assets until March 1, 2017. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 1, 2017. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the portion of the management fees earned by First Trust from the Fund for assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) upon termination of the Fund's management agreement with First Trust; however, it is expected to remain in place at least until March 1, 2017. First Trust does not have the right to recover the fees waived that are attributable to the assets invested in other investment companies advised by First Trust.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2016 (UNAUDITED)

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                             4. REVERSE STOCK SPLIT

On October 29, 2014, the Trust's Board of Trustees approved a one-for-two reverse stock split, whereby each share of the Fund outstanding as of the close of business on November 7, 2014 automatically converted to one-half share as of the opening of business on November 10, 2014. For the fiscal year ended October 31, 2015, the share transactions on the Statements of Changes in Net Assets reflect the actual transactions, including the impact of the reverse stock split. As a result of the reverse stock split, fractional shares totaling 277 shares were redeemed and paid out to shareholders. The reverse stock split had no impact on the overall value of a shareholder's investment in the Fund.

                      5. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2016, were $32,333,399 and $109,129,826, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2016 were $14,620,661 and $66,204,522, respectively.

For the six months ended April 30, 2016, the Fund had no in-kind transactions.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2016 (UNAUDITED)

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On May 19, 2016, the Fund declared a distribution of $0.045 per share to shareholders of record on May 24, 2016, payable May 31, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ASSET-BACKED AND MORTGAGE-RELATED SECURITIES RISK. The risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. Extension risk is prevalent when in a period of rising interest rates, the Fund holds mortgage-related securities and such securities exhibit additional volatility. Prepayment risk is prevalent when in a period of declining interest rates, borrowers may pay off their mortgages sooner than expected. Prepayments can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

CALL RISK. If an issuer calls higher yielding debt instruments held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in kind securities. As a result, an investment in the Fund may be less tax efficient than an investment in an ETF that effects its creations and redemption for in kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. An investment in floating rate loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2016 (UNAUDITED)

prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over the counter markets. Due to the smaller, less liquid market for high yield securities, the bid offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the Fixed Income Securities in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term Fixed Income Securities and higher for longer term Fixed Income Securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the Fixed Income Security's expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of Fixed Income Securities with shorter durations tend to be less sensitive to interest rate changes than Fixed Income Securities with longer durations. As the value of a Fixed Income Security changes over time, so will its duration. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment companies. Pursuant to a contractual agreement, the Fund's investment advisor has agreed to reduce the management fee paid by the Fund by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by the Fund's investment advisor.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST ENHANCED SHORT MATURITY ETF (FTSM)
                           APRIL 30, 2016 (UNAUDITED)

NON-U.S. SECURITIES RISK. The Fund invests in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SOVEREIGN DEBT RISK. Investments in debt securities issued by foreign governments ("Sovereign Debt") involve special risks because the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited.

VOLATILITY RISK. The market price and net asset value of the Fund's shares and the Fund's yield will change daily. There may be instances when the Fund will experience large in flows and out flows, which will significantly alter the Fund's size. At times, these fluctuations may negatively impact the Fund's yield, result in increased transaction costs for the Fund and contribute to the overall volatility of the Fund. The risk will be more prevalent when the Fund is smaller in size, such as during the Fund's invest up period. An investor may lose money by investing in this Fund because this Fund is not a money market fund and may experience significant fluctuations in its net asset value.

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


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


FIRST TRUST

First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

{BLANK BACK COVER}

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Strategic Income
ETF (FDIV)


Semi-Annual Report
For the Six Months Ended
April 30, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Management.........................................................  4
Understanding Your Fund Expenses.............................................  5
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 15
Statement of Operations...................................................... 16
Statements of Changes in Net Assets.......................................... 17
Financial Highlights......................................................... 18
Notes to Financial Statements................................................ 19
Additional Information....................................................... 30

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and/or Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Strategic Income ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2016


Dear Shareholders:

Thank you for your investment in First Trust Strategic Income ETF (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2016. Additionally, First Trust compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan.

Sincerely,

/s/ James A. Bowen
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

The primary investment objective of the First Trust Strategic Income ETF (the "Fund") is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation. The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the advisor. The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a sub-advisor (each, a "Management Team"), which employ their respective investment strategies. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol "FDIV."

The Fund's investment categories are: (i) high yield corporate bonds, commonly referred to as "junk" bonds, and first lien senior secured floating rate bank loans; (ii) mortgage-related investments; (iii) preferred securities; (iv) international sovereign bonds, including emerging markets debt; (v) equity securities of Energy Infrastructure Companies, certain of which are master limited partnerships ("MLPs"); and (vi) dividend paying U.S. exchange-traded equity securities and depositary receipts. The Management Teams may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Team may seek to gain exposure to the Fund's investment categories through investments in exchange-traded funds. The Fund seeks to achieve its objectives by having each Management Team focus on those instruments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL          CUMULATIVE
                                                                                      TOTAL RETURNS         TOTAL RETURNS
                                                 6 Months Ended    1 Year Ended    Inception (8/13/14)    Inception (8/13/14)
                                                     4/30/16          4/30/16          to 4/30/16            to 4/30/16

FUND PERFORMANCE
NAV                                                   4.47%            1.02%             2.52%                  4.35%
Market Price                                          2.11%           -1.61%             0.87%                  1.50%

INDEX PERFORMANCE
Blended Index(1)                                      2.78%           -1.82%             0.03%                  0.05%
Barclays Capital U.S. Aggregate Bond Index            2.83%            2.74%             3.29%                  5.70%
Russell 3000(R) Index                                 0.06%           -0.18%             4.84%                  8.44%
-----------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------
(1) The Blended Index is equally weighted to include these six indices: the Alerian MLP Index, Dow Jones U.S. Select Dividend Index, BofA Merrill Lynch Fixed Rate Preferred Securities Index, BofA Merrill Lynch U.S. High Yield Index, Barclays EM USD Aggregate Index and Barclays U.S. MBS Index. An index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indices are unmanaged and an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

-----------------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                       INVESTMENTS
-----------------------------------------------------------
Exchange-Traded Funds                        39.44%
Common Stocks                                22.43
U.S. Government Agency Mortgage-
   Backed Securities                         13.29
Master Limited Partnerships                  13.19
Foreign Sovereign Bonds                       3.07
Mortgage-Backed Securities                    2.90
$25 Par Preferred Securities                  2.76
Real Estate Investment Trusts                 2.13
Asset-Backed Securities                       0.78
Call Options Purchased                        0.01
                                           --------
     Total                                  100.00%
                                           ========

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                           INVESTMENTS
-----------------------------------------------------------
First Trust Tactical High Yield ETF          18.64%
First Trust Preferred Securities and
   Income ETF                                10.11
iShares J.P. Morgan USD Emerging
   Markets Bond ETF                           5.24
First Trust Emerging Markets Local
   Currency Bond ETF                          5.08
Enterprise Products Partners, L.P.            1.99
Enbridge Energy Partners, L.P.                1.38
Spectra Energy Partners, L.P.                 1.16
Magellan Midstream Partners, L.P.             1.15
TransCanada Corp.                             1.06
Plains All American Pipeline, L.P.            1.00
                                           --------
     Total                                   46.81%
                                           ========

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    AUGUST 13, 2014 - APRIL 30, 2016

                  First Trust                                 Barclays Capital
                   Strategic              Blended              U.S. Aggregate           Russell 3000(R)
                  Income ETF              Index(1)               Bond Index                  Index
8/13/14            $10,000                $10,002                 $10,003                   $10,000
10/31/14            10,177                 10,129                  10,080                    10,371
4/30/15             10,330                 10,191                  10,288                    10,863
10/31/15             9,989                  9,735                  10,280                    10,837
4/30/16             10,436                 10,006                  10,571                    10,844

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2014 (commencement of trading) through April 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                   BELOW NAV
                               ----------------------------------------      ----------------------------------------
                               0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
8/14/14 - 10/31/14               16           0          0          0          35          5           0          0
11/1/14 - 10/31/15               36           6          6          2         152         33           9          7
11/1/15 - 4/30/16                29           3          1          0          71         16           3          1

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016


First Trust Advisors L.P. ("First Trust" or the "Advisor"), 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the First Trust Strategic Income ETF ("FDIV" or the "Fund"). The following serve as investment sub-advisors (each, a "Sub-Advisor") to the Fund: First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-Advisor, which employ their respective investment strategies.

                           PORTFOLIO MANAGEMENT TEAM

ADVISOR'S INVESTMENT COMMITTEE

The Advisor's Investment Committee, which determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets, consists of:

o DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING DIRECTOR OF FIRST TRUST;
o DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER AND MANAGING DIRECTOR OF FIRST
  TRUST;
o JON C. ERICKSON, SENIOR VICE PRESIDENT OF FIRST TRUST;
o ROGER F. TESTIN, SENIOR VICE PRESIDENT OF FIRST TRUST;
o TODD LARSON, CFA, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST;
o JOHN GAMBLA, CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER OF FIRST TRUST;
o ROB A. GUTTSCHOW, CFA, SENIOR PORTFOLIO MANAGER OF FIRST TRUST; AND
o CHRIS A. PETERSON, CFA, PORTFOLIO MANAGER OF FIRST TRUST

ADVISOR PORTFOLIO MANAGERS

o WILLIAM HOUSEY, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF FIRST TRUST, LEVERAGED FINANCE TEAM;

o SCOTT D. FRIES, SENIOR VICE PRESIDENT OF FIRST TRUST, LEVERAGED FINANCE
  TEAM;

o JEREMIAH CHARLES, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST, FTA-MORTGAGE BACKED SECURITIES TEAM; AND

o JAMES SNYDER, VICE PRESIDENT AND PORTFOLIO MANAGER OF FIRST TRUST, FTA-MORTGAGE BACKED SECURITIES TEAM.

SUB-ADVISOR PORTFOLIO MANAGERS

o JAMES J. MURCHIE, FOUNDER, CHIEF EXECUTIVE OFFICER, CO-PORTFOLIO MANAGER AND PRINCIPAL OF EIP.

o DEREK FULTON, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
  FTGP.

o LEONARDO DACOSTA, PORTFOLIO MANAGER OF FTGP.

o RICHARD BERNSTEIN, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF
  RBA.

o SCOTT T. FLEMING, PRESIDENT AND CHIEF INVESTMENT OFFICER OF STONEBRIDGE.

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2016 (UNAUDITED)

As a shareholder of First Trust Strategic Income ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 NOVEMBER 1, 2015     APRIL 30, 2016       PERIOD (a)          PERIOD (b)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC INCOME ETF (FDIV)
Actual                                              $1,000.00           $1,044.70             0.55%                $2.80
Hypothetical (5% return before expenses)            $1,000.00           $1,022.13             0.55%                $2.77

(a) These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (November 1, 2015 through April 30, 2016), multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 38.7%

                  CAPITAL MARKETS -- 38.7%
          17,100  First Trust Emerging Markets Local Currency Bond ETF (a).....................................  $       730,170
          76,911  First Trust Preferred Securities and Income ETF (a)..........................................        1,454,387
          55,885  First Trust Tactical High Yield ETF (a)......................................................        2,679,686
             155  iShares 20+ Year Treasury Bond ETF...........................................................           20,054
             195  iShares 7-10 Year Treasury Bond ETF..........................................................           21,450
           6,750  iShares J.P. Morgan USD Emerging Markets Bond ETF............................................          753,502
             113  iShares MBS ETF..............................................................................           12,362
                                                                                                                 ---------------
                  TOTAL EXCHANGE-TRADED FUNDS..................................................................        5,671,611
                  (Cost $5,679,951)                                                                              ---------------

COMMON STOCKS -- 22.0%

                  BANKS -- 4.1%
           2,740  Access National Corp. .......................................................................           53,868
           2,063  American National Bankshares, Inc. ..........................................................           55,144
           1,964  Arrow Financial Corp. .......................................................................           55,306
           1,108  City Holding Co..............................................................................           54,425
           1,474  Community Trust Bancorp, Inc. ...............................................................           52,872
           1,941  NBT Bancorp, Inc. ...........................................................................           55,008
           2,183  Northrim BanCorp, Inc. ......................................................................           56,322
           1,388  Peoples Financial Services Corp. ............................................................           54,715
           1,432  United Bankshares, Inc. .....................................................................           55,404
           2,740  Univest Corp. of Pennsylvania................................................................           54,088
           1,380  Washington Trust Bancorp, Inc. ..............................................................           50,549
                                                                                                                 ---------------
                                                                                                                         597,701
                                                                                                                 ---------------

                  BIOTECHNOLOGY -- 0.4%
             352  Amgen, Inc. .................................................................................           55,722
                                                                                                                 ---------------

                  CAPITAL MARKETS -- 0.8%
           1,828  Federated Investors, Inc., Class B...........................................................           57,765
             712  T. Rowe Price Group, Inc. ...................................................................           53,606
                                                                                                                 ---------------
                                                                                                                         111,371
                                                                                                                 ---------------

                  COMMUNICATIONS EQUIPMENT -- 0.3%
           1,872  Cisco Systems, Inc. .........................................................................           51,461
                                                                                                                 ---------------

                  CONTAINERS & PACKAGING -- 0.3%
           1,076  Sonoco Products Co...........................................................................           50,454
                                                                                                                 ---------------

                  DIVERSIFIED CONSUMER SERVICES -- 0.4%
             988  Capella Education Co.........................................................................           54,646
                                                                                                                 ---------------

                  ELECTRIC UTILITIES -- 3.4%
             941  ALLETE, Inc. ................................................................................           52,875
             285  Alliant Energy Corp. ........................................................................           20,098
           1,432  American Electric Power Co., Inc. ...........................................................           90,931
              81  Duke Energy Corp. ...........................................................................            6,381
             361  Emera, Inc. (CAD)............................................................................           13,083
           1,579  Eversource Energy............................................................................           89,119
           1,485  Exelon Corp. ................................................................................           52,109
             703  IDACORP, Inc. ...............................................................................           51,129
           1,000  NextEra Energy, Inc. ........................................................................          117,579
                                                                                                                 ---------------
                                                                                                                         493,304
                                                                                                                 ---------------


Page 6                  See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

APRIL 30, 2016 (UNAUDITED)

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  ELECTRICAL EQUIPMENT -- 0.4%
             966  Emerson Electric Co..........................................................................  $        52,773
                                                                                                                 ---------------

                  FOOD PRODUCTS -- 0.4%
           2,835  Flowers Foods, Inc. .........................................................................           54,319
                                                                                                                 ---------------

                  GAS UTILITIES -- 0.7%
             534  Atmos Energy Corp. ..........................................................................           38,742
             315  Chesapeake Utilities Corp. ..................................................................           18,749
             362  New Jersey Resources Corp. ..................................................................           12,916
             214  ONE Gas, Inc. ...............................................................................           12,513
             648  UGI Corp. ...................................................................................           26,076
                                                                                                                 ---------------
                                                                                                                         108,996
                                                                                                                 ---------------

                  HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
           2,480  Meridian Bioscience, Inc. ...................................................................           47,393
                                                                                                                 ---------------

                  HOTELS, RESTAURANTS & LEISURE -- 0.3%
             341  Cracker Barrel Old Country Store, Inc. ......................................................           49,926
                                                                                                                 ---------------

                  INSURANCE -- 0.8%
           1,185  Arthur J. Gallagher & Co.....................................................................           54,557
           1,335  Principal Financial Group, Inc. .............................................................           56,978
                                                                                                                 ---------------
                                                                                                                         111,535
                                                                                                                 ---------------

                  INTERNET & CATALOG RETAIL -- 0.4%
           2,949  PetMed Express, Inc. ........................................................................           53,967
                                                                                                                 ---------------

                  IT SERVICES -- 0.3%
             965  Paychex, Inc. ...............................................................................           50,296
                                                                                                                 ---------------

                  MULTILINE RETAIL -- 0.3%
             634  Target Corp. ................................................................................           50,403
                                                                                                                 ---------------

                  MULTI-UTILITIES -- 3.4%
             688  Consolidated Edison, Inc. ...................................................................           51,325
             367  National Grid PLC, ADR.......................................................................           26,428
             851  NorthWestern Corp. ..........................................................................           48,371
           1,969  Public Service Enterprise Group, Inc. .......................................................           90,830
           1,321  SCANA Corp. .................................................................................           90,739
             887  Sempra Energy................................................................................           91,670
           1,033  Vectren Corp. ...............................................................................           50,462
             728  WEC Energy Group, Inc. ......................................................................           42,377
                                                                                                                 ---------------
                                                                                                                         492,202
                                                                                                                 ---------------

                  OIL, GAS & CONSUMABLE FUELS -- 2.9%
           1,764  Enbridge Income Fund Holdings, Inc. (CAD)....................................................           40,757
             337  Enbridge, Inc. ..............................................................................           13,999
           1,354  Inter Pipeline Ltd. (CAD)....................................................................           28,953
           7,414  Kinder Morgan, Inc. .........................................................................          131,673
           1,328  Targa Resources Corp. .......................................................................           53,731
           3,664  TransCanada Corp. ...........................................................................          152,020
                                                                                                                 ---------------
                                                                                                                         421,133
                                                                                                                 ---------------

                  PHARMACEUTICALS -- 0.4%
           1,317  Sanofi, ADR..................................................................................           54,129
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

APRIL 30, 2016 (UNAUDITED)

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
           1,180  Linear Technology Corp. .....................................................................  $        52,486
             926  NVE Corp. ...................................................................................           53,134
                                                                                                                 ---------------
                                                                                                                         105,620
                                                                                                                 ---------------

                  SOFTWARE -- 0.4%
           5,952  American Software, Inc., Class A.............................................................           54,401
                                                                                                                 ---------------

                  TOBACCO -- 0.3%
           1,042  Reynolds American, Inc. .....................................................................           51,683
                                                                                                                 ---------------

                  WATER UTILITIES -- 0.3%
           1,914  Artesian Resources Corp., Class A............................................................           51,659
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................        3,225,094
                  (Cost $3,072,510)                                                                              ---------------

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 13.0%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
                  Federal Home Loan Mortgage Corporation
$         23,250     Series 1998-192,Class IO, IO, STRIPS.........................      6.50%       02/01/28               4,295
           1,036     Series 2002-2495, Class UJ...................................      3.50%       07/15/32               1,048
           1,513     Series 2003-2637, Class F (b)................................      0.83%       06/15/18               1,515
          22,713     Series 2004-2776, Class QP...................................      4.00%       01/15/34              23,259
           7,123     Series 2005-3031, Class AG...................................      5.00%       02/15/34               7,123
         161,442     Series 2006-3114, Class GI, IO (b)...........................      6.17%       02/15/36              39,187
          14,290     Series 2006-3200, Class PO, PO...............................       (c)        08/15/36              12,818
          19,092     Series 2007-3373, Class TO, PO...............................       (c)        04/15/37              18,121
         331,693     Series 2007-3380, Class SI, IO (b)...........................      5.94%       10/15/37              60,718
          10,000     Series 2010-3626, Class ME...................................      5.00%       01/15/40              11,582
          17,009     Series 2011-3795, Class CA...................................      4.50%       05/15/39              17,565
          39,288     Series 2011-3851, Class SC (b)...............................      7.93%       05/15/40              41,548
          36,995     Series 2011-3917, Class AI, IO...............................      4.50%       07/15/26               3,695
          18,541     Series 2012-4101, Class QN...................................      3.50%       09/15/42              19,786
                  Federal National Mortgage Association
          11,790     Series 1992-205, Class Z.....................................      7.00%       11/25/22              12,960
          47,193     Series 1993-247, Class 2, IO, STRIPS.........................      7.50%       10/25/23               7,825
             251     Series 2002-19, Class PE.....................................      6.00%       04/25/17                 252
          15,206     Series 2002-94, Class HQ.....................................      4.50%       01/25/18              15,520
          21,953     Series 2003-W2, Class 1A1....................................      6.50%       07/25/42              25,696
          62,080     Series 2005-45, Class SR, IO (b).............................      6.28%       06/25/35              11,048
         170,992     Series 2012-409, Class C17, IO, STRIPS.......................      4.00%       11/25/41              30,515
         112,463     Series 2015-14, Class IK, IO.................................      0.75%       03/25/45              13,259
                  Government National Mortgage Association
          68,835     Series 1999-30, Class S, IO (b)..............................      8.16%       08/16/29              17,612
           2,033     Series 2005-91, Class PC.....................................      5.50%       01/20/35               2,090
          57,520     Series 2012-34, Class SD, IO (b).............................      5.61%       03/16/42              11,999
          76,991     Series 2013-20, Class KI, IO.................................      5.00%       01/20/43              12,687
          78,039     Series 2013-67, Class PI, IO.................................      4.00%       12/16/42              11,177
                                                                                                                 ---------------
                                                                                                                         434,900
                                                                                                                 ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

APRIL 30, 2016 (UNAUDITED)

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  PASS-THROUGH SECURITIES -- 10.0%
                  Federal Home Loan Mortgage Corporation
$         99,350     Pool A47829..................................................      4.00%       08/01/35     $       106,476
          88,508     Pool A94951..................................................      4.00%       11/01/40              95,714
          53,595     Pool A95134..................................................      4.50%       11/01/40              58,751
          54,758     Pool A97601..................................................      4.50%       03/01/41              60,902
          63,434     Pool G06501..................................................      4.00%       04/01/41              68,249
          83,459     Pool G07412..................................................      3.50%       06/01/43              87,842
          22,278     Pool O20138 (b)..............................................      5.00%       11/01/30              24,663
          56,735     Pool Q05201..................................................      4.00%       12/01/41              61,042
                  Federal National Mortgage Association
          48,044     Pool AB2265..................................................      4.00%       02/01/41              52,228
          88,590     Pool AH1568..................................................      4.50%       12/01/40              96,914
          17,324     Pool AI1191..................................................      4.50%       04/01/41              18,988
          67,643     Pool AI7800..................................................      4.50%       07/01/41              74,621
          40,566     Pool AJ5299..................................................      4.00%       11/01/41              44,099
          52,076     Pool AJ5300..................................................      4.00%       11/01/41              56,244
          59,900     Pool AK3103..................................................      4.00%       02/01/42              64,481
          76,995     Pool AL3484..................................................      4.50%       10/01/42              84,374
          31,523     Pool AO4133..................................................      3.50%       06/01/42              33,299
          24,299     Pool AP4795..................................................      3.50%       09/01/42              25,578
          25,774     Pool AQ7081..................................................      3.50%       12/01/42              27,217
          28,326     Pool AR3315..................................................      3.50%       02/01/43              29,995
          22,736     Pool AT2887..................................................      3.50%       04/01/43              23,922
          31,085     Pool AU3741..................................................      3.50%       08/01/43              32,807
          88,771     Pool AU4726..................................................      4.00%       09/01/43              95,790
                  Government National Mortgage Association
          23,741     Pool 3500....................................................      5.50%       01/20/34              26,788
          14,964     Pool 3513....................................................      5.00%       02/20/34              16,829
          39,201     Pool 3555....................................................      5.00%       05/20/34              44,052
          57,268     Pool 609116..................................................      4.50%       02/15/44              63,894
                                                                                                                 ---------------
                                                                                                                       1,475,759
                                                                                                                 ---------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................................        1,910,659
                  (Cost $1,873,528)                                                                              ---------------


     UNITS                                                 DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MASTER LIMITED PARTNERSHIPS -- 12.9%

                  CHEMICALS -- 0.3%
           2,337  Westlake Chemical Partners, L.P. ............................................................           44,730
                                                                                                                 ---------------

                  GAS UTILITIES -- 0.7%
           1,525  AmeriGas Partners, L.P. .....................................................................           66,109
           1,052  Suburban Propane Partners, L.P. .............................................................           31,760
                                                                                                                 ---------------
                                                                                                                          97,869
                                                                                                                 ---------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.6%
           3,033  NextEra Energy Partners, L.P. ...............................................................           87,623
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

APRIL 30, 2016 (UNAUDITED)

     UNITS                                                 DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
MASTER LIMITED PARTNERSHIPS (CONTINUED)

                  OIL, GAS & CONSUMABLE FUELS -- 11.3%
           1,608  Alliance Holdings GP, L.P. ..................................................................  $        28,301
           3,922  Alliance Resource Partners, L.P. ............................................................           61,379
             390  Buckeye Partners, L.P. ......................................................................           28,080
           5,250  Columbia Pipeline Partners, L.P. ............................................................           76,283
           9,175  Enbridge Energy Partners, L.P. ..............................................................          198,547
          10,729  Enterprise Products Partners, L.P. ..........................................................          286,357
           1,432  EQT Midstream Partners, L.P. ................................................................          113,543
           3,870  Holly Energy Partners, L.P. .................................................................          132,431
           2,298  Magellan Midstream Partners, L.P. ...........................................................          165,617
           2,103  ONEOK Partners, L.P. ........................................................................           74,572
           6,289  Plains All American Pipeline, L.P. ..........................................................          144,270
           3,302  Spectra Energy Partners, L.P. ...............................................................          166,520
           2,120  Tallgrass Energy Partners, L.P. .............................................................           87,132
           1,880  TC PipeLines, L.P. ..........................................................................          102,968
                                                                                                                 ---------------
                                                                                                                       1,666,000
                                                                                                                 ---------------
                  TOTAL MASTER LIMITED PARTNERSHIPS............................................................        1,896,222
                  (Cost $1,998,014)                                                                              ---------------

   PRINCIPAL
     VALUE
     (LOCAL                                                                           STATED         STATED           VALUE
   CURRENCY)                                DESCRIPTION                               COUPON        MATURITY      (U.S. DOLLAR)
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
FOREIGN SOVEREIGN BONDS -- 3.0%

                  AUSTRALIA -- 0.1%
          20,000  Australia Government Bond, Series 137 (AUD).....................      2.75%       04/21/24              15,591
                                                                                                                 ---------------

                  BRAZIL -- 0.2%
         125,000  Brazil Notas Do Tesouro Nacional, Series NTNF (BRL).............     10.00%       01/01/17              35,652
                                                                                                                 ---------------

                  COLOMBIA -- 0.4%
     165,000,000  Colombian TES, Series B (COP)...................................      5.00%       11/21/18              55,244
                                                                                                                 ---------------

                  CZECH REPUBLIC -- 0.3%
       1,020,000  Czech Republic Government Bond, Series 89 (CZK).................      2.40%       09/17/25              50,949
                                                                                                                 ---------------

                  INDONESIA -- 0.3%
     517,000,000  Indonesia Treasury Bond, Series FR70 (IDR)......................      8.38%       03/15/24              41,049
                                                                                                                 ---------------

                  ISRAEL -- 0.1%
          50,000  Israel Government Bond, Series 1026 (ILS).......................      6.25%       10/30/26              18,910
                                                                                                                 ---------------

                  MALAYSIA -- 0.3%
         150,000  Malaysia Government Bond, Series 0111 (MYR).....................      4.16%       07/15/21              39,365
                                                                                                                 ---------------

                  MEXICO -- 0.3%
         620,000  Mexican Bonos, Series M 20 (MXN)................................     10.00%       12/05/24              46,516
                                                                                                                 ---------------

                  PERU -- 0.1%
          30,000  Peru Government Bond (PEN)......................................      7.84%       08/12/20              10,041
                                                                                                                 ---------------

                  POLAND -- 0.3%
         150,000  Poland Government Bond, Series 1019 (PLN).......................      5.50%       10/25/19              44,209
                                                                                                                 ---------------


Page 10                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                                           STATED         STATED           VALUE
   CURRENCY)                                DESCRIPTION                               COUPON        MATURITY      (U.S. DOLLAR)
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
FOREIGN SOVEREIGN BONDS (CONTINUED)

                  SOUTH AFRICA -- 0.3%
         350,000  South Africa Government Bond, Series R186 (ZAR).................     10.50%       12/21/26     $        27,141
         300,000  South Africa Government Bond, Series R209 (ZAR).................      6.25%       03/31/36              14,960
                                                                                                                 ---------------
                                                                                                                          42,101
                                                                                                                 ---------------

                  TURKEY -- 0.3%
         110,000  Turkey Government Bond (TRY)....................................     10.50%       01/15/20              41,358
                                                                                                                 ---------------
                  TOTAL FOREIGN SOVEREIGN BONDS................................................................          440,985
                  (Cost $493,852)                                                                                ---------------

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES -- 2.8%

                  COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
                  ABN AMRO Mortgage Corp.
$         26,116     Series 2003-6, Class 2A2.....................................      4.50%       05/25/18              26,283
                  Banc of America Alternative Loan Trust
          46,491     Series 2004-7, Class 4A1.....................................      5.00%       08/25/19              47,197
                  Banc of America Mortgage Trust
          34,133     Series 2004-11, Class 1A5....................................      5.50%       01/25/35              34,252
                  BCAP LLC Trust
          42,470     Series 2011-R11, Class 30A5 (b) (d)..........................      2.58%       01/26/34              41,938
                  JPMorgan Resecuritization Trust
          28,803     Series 2009-7, Class 5A1 (b) (d).............................      6.00%       02/27/37              28,999
                  MASTR Alternative Loan Trust
          34,123     Series 2004-13, Class 10A2...................................      5.50%       01/25/35              34,231
                  Residential Accredit Loans, Inc.
          35,561     Series 2003-QS5, Class A2 (b)................................     13.95%       03/25/18              37,429
          21,913     Series 2003-QS20, Class CB...................................      5.00%       11/25/18              22,146
                  Wells Fargo Alternative Loan Trust
           7,673     Series 2007-PA5, Class 2A1...................................      6.00%       11/25/22               7,779
                                                                                                                 ---------------
                                                                                                                         280,254
                                                                                                                 ---------------

                  COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.9%
                  Banc of America Commercial Mortgage Trust
          15,242     Series 2006-4, Class A4......................................      5.63%       07/10/46              15,244
                  Morgan Stanley Re-REMIC Trust
         100,000     Series 2010-GG10, Class A4B (b) (d)..........................      5.99%       08/15/45             102,345
                  Wachovia Bank Commercial Mortgage Trust
          19,488     Series 2006-C27, Class A3 (b)................................      5.77%       07/15/45              19,460
                                                                                                                 ---------------
                                                                                                                         137,049
                                                                                                                 ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.............................................................          417,303
                  (Cost $417,234)                                                                                ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

APRIL 30, 2016 (UNAUDITED)

                                                                                      STATED         STATED
     SHARES                                 DESCRIPTION                                RATE         MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
$25 PAR PREFERRED SECURITIES -- 2.7%

                  BANKS -- 1.2%
           4,890  Citigroup, Inc., Series K (b)...................................      6.88%          (e)       $       134,915
           1,572  GMAC Capital Trust I, Series 2 (b)..............................      6.40%       02/15/40              39,410
                                                                                                                 ---------------
                                                                                                                         174,325
                                                                                                                 ---------------

                  CAPITAL MARKETS -- 0.8%
           4,054  Morgan Stanley, Series E (b)....................................      7.13%          (e)               116,553
                                                                                                                 ---------------

                  INSURANCE -- 0.7%
           4,035  PartnerRe Ltd., Series E........................................      7.25%          (e)               105,354
                                                                                                                 ---------------
                  TOTAL $25 PAR PREFERRED SECURITIES...........................................................          396,232
                  (Cost $393,038)                                                                                ---------------

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
REAL ESTATE INVESTMENT TRUSTS -- 2.1%

                  HEALTH CARE REITS -- 0.7%
           1,152  LTC Properties, Inc. ........................................................................           53,441
             786  National Health Investors, Inc. .............................................................           53,519
                                                                                                                 ---------------
                                                                                                                         106,960
                                                                                                                 ---------------

                  OFFICE REITS -- 0.4%
           5,016  Franklin Street Properties Corp. ............................................................           53,270
                                                                                                                 ---------------

                  RETAIL REITS -- 0.3%
             836  Realty Income Corp. .........................................................................           49,491
                                                                                                                 ---------------

                  SPECIALIZED REITS -- 0.7%
           1,642  Corrections Corp. of America.................................................................           49,950
             446  Sovran Self Storage, Inc. ...................................................................           47,374
                                                                                                                 ---------------
                                                                                                                          97,324
                                                                                                                 ---------------
                  TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................................          307,045
                  (Cost $274,112)                                                                                ---------------

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------  ----------------------------------------------------------------  -----------  --------------  ---------------
ASSET-BACKED SECURITIES -- 0.8%
                  Ameriquest Mortgage Securities, Inc.
$         23,202     Series 2004-R6, Class A1 (b).................................      0.86%       07/25/34              22,906
                  First Alliance Mortgage Loan Trust
          54,970     Series 1999-1, Class A1......................................      7.18%       06/20/30              55,327
                  Home Equity Asset Trust
          15,388     Series 2004-5, Class A3 (b)..................................      1.48%       11/25/34              15,324
                  Lehman XS Trust
          19,900     Series 2005-2, Class 1A2 (b).................................      1.14%       08/25/35              18,852
                                                                                                                 ---------------
                  TOTAL ASSET-BACKED SECURITIES................................................................          112,409
                  (Cost $110,621)                                                                                ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

APRIL 30, 2016 (UNAUDITED)

   NUMBER OF
   CONTRACTS                                               DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
CALL OPTIONS PURCHASED -- 0.0%
               1  U.S. Treasury Long Bond Futures Call
                     @ $164.00 due May 2016....................................................................  $         1,234
                  (Cost $1,271)                                                                                  ---------------

                  TOTAL INVESTMENTS -- 98.0%....................................................................      14,378,794
                  (Cost $14,314,131) (f)
                  NET OTHER ASSETS AND LIABILITIES -- 2.0%......................................................         287,326
                                                                                                                 ---------------
                  NET ASSETS -- 100.0%.......................................................................... $    14,666,120
                                                                                                                 ===============

-----------------------------

(a)   Investment in an affiliated fund.

(b) Floating or variable rate security. The interest rate shown reflects the rate in effect at April 30, 2016.

(c)   Zero coupon security.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2016, securities noted as such amounted to $173,282 or 1.2% of net assets.

(e)   Perpetual maturity.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $578,719 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $514,056.

ADR    - American Depositary Receipt
IO     - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
PO     - Principal-Only Security
STRIPS - Separate Trading of Registered Interest and Principal of Securities.

Currency Abbreviations:
AUD    Australian Dollar
BRL    Brazilian Real
CAD    Canadian Dollar
COP    Colombian Peso
CZK    Czech Koruna
IDR    Indonesian Rupiah
ILS    Israeli New Shequel
MYR    Malaysian Ringgit
MXN    Mexican Peso
PEN    Peruvian Nuevo Sol
PLN    Polish Zloty
TRY    Turkish Lira
ZAR    South African Rand


                        See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

APRIL 30, 2016 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                        4/30/2016           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Exchange-Traded Funds*............................   $     5,671,611    $     5,671,611    $            --    $            --
Common Stocks*....................................         3,225,094          3,225,094                 --                 --
U.S. Government Agency Mortgage-Backed
   Securities.....................................         1,910,659                 --          1,910,659                 --
Master Limited Partnerships*......................         1,896,222          1,896,222                 --                 --
Foreign Sovereign Bonds**.........................           440,985                 --            440,985                 --
Mortgage-Backed Securities........................           417,303                 --            417,303                 --
$25 Par Preferred Securities*.....................           396,232            396,232                 --                 --
Real Estate Investment Trusts*....................           307,045            307,045                 --                 --
Asset-Backed Securities...........................           112,409                 --            112,409                 --
Call Options Purchased............................             1,234              1,234                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total Investments.................................   $    14,378,794    $    11,497,438    $     2,881,356    $            --
                                                     ===============    ===============    ===============    ===============


*  See Portfolio of Investments for industry breakout.
** See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2016.


Page 14                  See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value - Unaffiliated...................................      $    9,514,551
Investments, at value - Affiliated.....................................           4,864,243
Cash...................................................................             227,701
Restricted cash........................................................              11,059
Foreign currency, at value.............................................               6,748
Receivables:
   Investment securities sold..........................................              45,163
   Dividends...........................................................              24,353
   Interest............................................................              19,994
   Reclaims............................................................               1,210
                                                                             --------------
     Total Assets......................................................          14,715,022
                                                                             --------------

LIABILITIES:
Payables:
   Investment securities purchased.....................................              42,062
   Investment advisory fees............................................               6,840
                                                                             --------------
     Total Liabilities.................................................              48,902
                                                                             --------------
NET ASSETS.............................................................      $   14,666,120
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   14,977,393
Par value..............................................................               3,000
Accumulated net investment income (loss)...............................             (30,082)
Accumulated net realized gain (loss) on investments, futures contracts, forward foreign currency contracts, foreign currency transactions
   and written options.................................................            (349,566)
Net unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency
   translation.........................................................              65,375
                                                                             --------------
NET ASSETS.............................................................      $   14,666,120
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        48.89
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................             300,002
                                                                             ==============
Investments, at cost - Unaffiliated....................................      $    9,405,154
                                                                             ==============
Investments, at cost - Affiliated......................................      $    4,908,977
                                                                             ==============
Foreign currency, at cost (proceeds)...................................      $        6,500
                                                                             ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Dividends - Unaffiliated...............................................      $      157,550
Dividends - Affiliated.................................................             180,007
Interest...............................................................              53,286
Foreign tax withholding................................................              (1,173)
                                                                             --------------
   Total investment income.............................................             389,670
                                                                             --------------

EXPENSES:
Investment advisory fees...............................................              76,130
Excise tax.............................................................                 109
                                                                             --------------
   Total expenses......................................................              76,239
   Less fees waived by the investment advisor..........................             (27,304)
                                                                             --------------
   Net expenses........................................................              48,935
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................             340,735
                                                                             --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..........................................             105,901
   Investments - Affiliated............................................             (87,956)
   Distribution of capital gains from investment companies.............               1,636
   Futures contracts...................................................               8,308
   Forward foreign currency contracts..................................               1,660
   Foreign currency transactions.......................................              (3,076)
   Written options.....................................................               1,563
                                                                             --------------
Net realized gain (loss)...............................................              28,036
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..........................................             333,636
   Investments - Affiliated............................................              41,996
   Futures contracts...................................................              (3,433)
   Forward foreign currency contracts..................................                (392)
   Foreign currency translation........................................               1,396
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................             373,203
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................             401,239
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $      741,974
                                                                             ==============


Page 16                 See Notes to Financial Statements

FIRST TRUST STRATEGIC INCOME ETF (FDIV)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE
                                                                               SIX MONTHS            FOR THE
                                                                                  ENDED               YEAR
                                                                                4/30/2016             ENDED
                                                                               (UNAUDITED)         10/31/2015
                                                                             --------------     ---------------
OPERATIONS:
   Net investment income (loss)........................................      $      340,735     $       667,991
   Net realized gain (loss)............................................              28,036            (414,578)
   Net increase from payment by the advisor............................                  --              23,478
   Net change in unrealized appreciation (depreciation)................             373,203            (642,603)
                                                                             --------------     ---------------
   Net increase (decrease) in net assets resulting from operations.....             741,974            (365,712)
                                                                             --------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................            (368,002)           (559,024)
   Return of capital...................................................                  --            (208,980)
                                                                             --------------     ---------------
   Total distributions to shareholders.................................            (368,002)           (768,004)
                                                                             --------------     ---------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...........................................                  --                  --
   Cost of shares redeemed.............................................          (4,810,172)                 --
                                                                             --------------     ---------------
   Net increase (decrease) in net assets resulting from
      shareholder transactions.........................................          (4,810,172)                 --
                                                                             --------------     ---------------
   Total increase (decrease) in net assets.............................          (4,436,200)         (1,133,716)

NET ASSETS:
   Beginning of period.................................................          19,102,320          20,236,036
                                                                             --------------     ---------------
   End of period.......................................................      $   14,666,120     $    19,102,320
                                                                             --------------     ---------------
   Accumulated net investment income (loss) at end of period...........      $      (30,082)    $        (2,815)
                                                                             ==============     ===============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.............................             400,002             400,002
   Shares sold.........................................................                  --                  --
   Shares redeemed.....................................................            (100,000)                 --
                                                                             --------------     ---------------
   Shares outstanding, end of period...................................             300,002             400,002
                                                                             ==============     ===============


                        See Notes to Financial Statements                Page 17

FIRST TRUST STRATEGIC INCOME ETF (FDIV)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 SIX MONTHS                       FOR THE PERIOD
                                                                    ENDED            YEAR          8/13/2014 (a)
                                                                  4/30/2016          ENDED            THROUGH
                                                                 (UNAUDITED)      10/31/2015        10/31/2014
                                                              ---------------   ---------------   ---------------
Net asset value, beginning of period                             $   47.76         $   50.59         $   50.00
                                                                 ---------         ---------         ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          0.87              1.67              0.29
Net realized and unrealized gain (loss)                               1.22             (2.58) (b)         0.59
                                                                 ---------         ---------         ---------
Total from investment operations                                      2.09             (0.91)             0.88
                                                                 ---------         ---------         ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.96)            (1.40)            (0.27)
Return of capital                                                       --             (0.52)            (0.02)
                                                                 ---------         ---------         ---------
Total distributions                                                  (0.96)            (1.92)            (0.29)
                                                                 ---------         ---------         ---------
Net asset value, end of period                                   $   48.89         $   47.76         $   50.59
                                                                 =========         =========         =========
TOTAL RETURN (c)                                                      4.47%            (1.85)% (b)        1.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $  14,666         $  19,102         $  20,236
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                         0.85% (d)         0.85%             0.85% (d)
Ratio of net expenses to average net assets                           0.55% (d)         0.61%             0.69% (d)
Ratio of net investment income (loss) to average net assets           3.80% (d)         3.37%             2.71% (d)
Portfolio turnover rate (e)                                             42%              125%               33%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) The Fund received a payment from the advisor in the amount of $23,478 in connection with a trade error. The payment from the advisor represents $0.06 per share and had no effect on the Fund's total return.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the advisor.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 18                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Strategic Income ETF (the "Fund"), which trades under the ticker "FDIV" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is a multi-manager, multi-strategy actively managed exchange-traded fund. The Fund's primary investment objective is to seek risk-adjusted income. The Fund's secondary investment objective is capital appreciation.

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the Fund. The following serve as investment sub-advisors to the Fund:
First Trust Global Portfolios Ltd. ("FTGP"); Energy Income Partners, LLC ("EIP"); Stonebridge Advisors LLC ("Stonebridge"); and Richard Bernstein Advisors LLC ("RBA") (each, a "Sub-Advisor" and together, the "Sub-Advisors"). The Advisor's Investment Committee determines the Fund's strategic allocation among various general investment categories and allocates the Fund's assets to portfolio management teams comprised of personnel of the Advisor and/or a Sub-Advisor (each, a "Management Team"), which employ their respective investment strategies. The Fund seeks to achieve its objectives by having each Management Team focus on those investments within its respective investment category. The Fund may add or remove investment categories or Management Teams at the discretion of the Advisor.

Under normal market conditions, the Fund will invest in various asset classes, which include high-yield corporate bonds, senior floating-rate loan interests, mortgage-related investments, preferred securities, international sovereign bonds, equity securities of Energy Infrastructure Companies(1), certain of which are master limited partnerships ("MLPs") and dividend paying U.S. exchange-traded equity securities and depositary receipts. The Management Team may utilize a related option overlay strategy and/or derivative instruments in implementing their respective investment strategies for the Fund. Additionally, the Management Team may seek exposure to these asset classes through investments in exchange-traded funds.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee in


-----------------------------
(1) Energy Infrastructure Companies are publicly-traded MLPs, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that are involved in operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund's investments are valued as follows:

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Common stocks, preferred stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the fundamental business data relating to the issuer;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of a security;

            4)    the financial statements of the issuer;

            5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

           11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's government leaders/officials (for sovereign debt only)

           12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           13)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the type of security;

            2)    the size of the holding;

            3)    the initial cost of the security;

            4)    transactions in comparable securities;

            5)    price quotes from dealers and/or pricing services;

            6)    relationships among various securities;

            7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            8)    an analysis of the issuer's financial statements; and

            9) the existence of merger proposals or tender offers that might affect the value of the security

Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from the Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the forward foreign currency contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

As of April 30, 2016, the Fund had no open forward foreign currency contracts.

D. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures contracts" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures contracts" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

As of April 30, 2016, the Fund had no open futures contracts.

E. OPTIONS CONTRACTS

In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed futures contracts, exchange-listed options, exchange-listed options on futures contracts, and exchange-listed stock index options.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on purchased options are included in "Net realized gain (loss) on investments" on the Statement of Operations.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received is included in "Net realized gain (loss) on foreign currency trasactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date for fixed-income securities is included in "Net realized gain (loss) on investments" on the Statement of Operations.

G. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

H. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

I. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.

J. AFFILIATED TRANSACTIONS

The Fund invests in securities of affiliated funds. Dividend income and realized gains and losses, and change in appreciation (depreciation) from affiliated funds are presented on the Statement of Operations. The Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts related to these investments in the Fund's Portfolio of Investments at April 30, 2016, and for the six months ended are as follows:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                                BALANCE AT     VALUE AT      DIVIDEND      REALIZED
         SECURITY NAME          10/31/15      PURCHASES       SALES        4/30/16       4/30/16       INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
First Trust Emerging Markets
   Local Currency Bond ETF          6,600       16,100        (5,600)       17,100    $   730,170     $  19,318     $  (6,669)

First Trust Low Duration
   Opportunities ETF                   --        2,603        (2,603)           --             --            --           526

First Trust Preferred
   Securities and Income ETF      166,265           --       (89,354)       76,911      1,454,387        80,282       (18,353)

First Trust Tactical High
   Yield ETF                       67,818        4,176       (16,109)       55,885      2,679,686        80,407       (63,460)
                                                                                      ---------------------------------------
                                                                                      $ 4,864,243     $ 180,007     $ (87,956)
                                                                                      =======================================

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

K. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

Distributions paid from:
Ordinary income.................................      $      559,024
Capital gain....................................                  --
Return of capital...............................             208,980

As of October 31, 2015, the components of distributable earnings and net assets on a tax basis for the Fund were as follows:

Undistributed ordinary income...................      $         (842)
Accumulated capital and other losses............            (365,713)
Net unrealized appreciation (depreciation)......            (321,690)

L. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, the Fund had $365,713 of non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014 and 2015 remain open to federal and state audit. As of April 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

M. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

The Fund and First Trust have retained the Sub-Advisors to provide recommendations to the Advisor regarding the selection and on-going monitoring of the securities in the Fund's investment portfolio. First Trust executes all transactions on behalf of the Fund, with the exception of the securities that are selected by FTGP. EIP, an affiliate of First Trust, provides recommendations regarding the selection of MLP securities for the Fund's investment portfolio and provides ongoing monitoring of the MLP securities, MLP affiliate and energy infrastructure securities in the Fund's investment portfolio selected by EIP. EIP exercises discretion only with respect to assets of the Fund allocated to EIP by the Advisor. FTGP, an affiliate of First Trust, selects international sovereign debt securities for the Fund's investment portfolio and provides ongoing monitoring of the international sovereign debt securities in the Fund's investment portfolio selected by FTGP. RBA provides recommendations regarding longer term investment strategies that combine top-down, macroeconomic analysis and quantitatively-driven portfolio construction. Stonebridge, an affiliate of First Trust, provides recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in the Fund's investment portfolio.

Pursuant to the Investment Management Agreement between the Trust and Advisor, First Trust will supervise the Sub-Advisors and their management of the investment of the Fund's assets and will pay EIP, FTGP, RBA and Stonebridge for their services as the Fund's sub-advisors. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses with the exception of those attributable to affiliated Funds, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that, the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of the Fund's management agreement with First Trust. First Trust does not have the right to recover the fees waived that are attributable to acquired fund fees and expenses on the shares of investment companies advised by First Trust. During the six months ended April 30, 2016, the Advisor waived fees of $27,304.

During the year ended October 31, 2015, the Fund received a payment from the Advisor of $23,478 in connection with a trade error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2016, were $326,101 and $7,235,100, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2016 were $267,386 and $12,017,490, respectively.

For the six months ended April 30, 2016, the Fund had no in-kind transactions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at April 30, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                              ASSET DERIVATIVES                    LIABILITY DERIVATIVES
                                     ------------------------------------   -----------------------------------
DERIVATIVE               RISK        STATEMENT OF ASSETS AND                STATEMENT OF ASSETS AND
INSTRUMENTS            EXPOSURE       LIABILITIES LOCATION       VALUE       LIABILITIES LOCATION       VALUE
------------------   -------------   -----------------------   ----------   -----------------------   ---------
Options              Interest        Investments, at value      $ 1,234*               --             $      --
                     Rate Risk

* Represents call options purchased, included in Investments, at value.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION
----------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts          $ 1,660
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                              (392)

INTEREST RATE RISK EXPOSURE
Net realized gain (loss) on investments**                                (4,151)
Net realized gain (loss) on futures contracts                             8,308
Net realized gain (loss) on written options                               1,563
Net change in unrealized appreciation (depreciation) on
   investments**                                                          1,271
Net change in unrealized appreciation (depreciation) on futures
   contracts                                                             (3,433)

** Represents call options purchased.

During the six months ended April 30, 2016, the notional values of forward foreign currency contracts opened and closed were $310,591 and $349,522, respectively.

During the six months ended April 30, 2016, the notional values of futures contracts opened and closed were $514,814 and $361,810, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to options contracts on the Statement of Assets and Liabilities.

Written options activity for the Fund for the six months ended April 30, 2016 was as follows:

                                            NUMBER OF
WRITTEN OPTIONS                             CONTRACTS   PREMIUMS
-----------------------------------------  ----------- ----------
Options outstanding at October 31, 2015          --     $    --
Options Written                                   3       2,719
Options Expired                                  --          --
Options Exercised                                --          --
Options Closed                                   (3)     (2,719)
                                              -----     -------
Options outstanding at April 30, 2016            --     $    --
                                              =====     =======

During the six months ended April 30, 2016, the number of purchased option contracts opened and closed were 3 and 2, respectively.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)


                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant'). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                                 7. BORROWINGS

The Trust on behalf of the Fund, along with First Trust Series Fund and First Trust Variable Insurance Trust, entered into a $135 million Credit Agreement (the "BNYM Line of Credit") with BNYM, to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loan is charged by BNYM, which First Trust allocates amongst the funds that have access to the BNYM Line of Credit. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings during the six months ended April 30, 2016.

                              8. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               9. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)


                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On May 19, 2016, the Fund declared a distribution of $0.16 per share to shareholders of record on May 24, 2016, payable May 31, 2016.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

CASH TRANSACTIONS RISK: The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in kind securities. As a result, an investment in the Fund may be less tax efficient than an investment in an ETF that effects its creations and redemption for in kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

COVERED CALL RISK. The Fund may invest in covered call options. Covered call risk is the risk that the Fund will forgo, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In addition, as the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

DERIVATIVES RISK. The use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

ENERGY INFRASTRUCTURE COMPANIES RISK. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Certain Energy Infrastructure Companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. The Fund invests in equity securities. The value of the shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

FINANCIAL COMPANIES RISK. The Fund invests in financial companies, including banks, thrifts and their holding companies. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FIXED INCOME SECURITIES RISK. An investment in the Fund involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term investments. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

INVESTMENT COMPANIES RISK. The Fund may invest in the shares of other investment companies, and therefore, the Fund's investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Fund bears its ratable share of the underlying fund's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other investment companies. Pursuant to a contractual agreement, the Advisor has agreed to reduce the management fee paid by the Fund by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by the Fund so that the Fund would not bear the indirect costs of holding them, provided, that the investment companies are advised by the Advisor.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Fund's ability to mitigate risk and meet redemptions.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Management Teams will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

MORTGAGE SECURITIES RISK. The Fund invests in mortgage-related securities, including mortgage-backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage-related securities may also face liquidity issues when the Fund seeks to sell such securities, but is unable to find buyers at a bid ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST STRATEGIC INCOME ETF (FDIV)
                           APRIL 30, 2016 (UNAUDITED)

a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

SENIOR LOAN RISK. An investment in senior loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANIES RISK. The Fund invests in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.


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


FIRST TRUST

First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

First Trust Global Portfolios Limited
8 Angel Court
London EC2R 7HJ

Richard Bernstein Advisors, LLC
120 West 45th Street, 36th Floor
New York, NY 10036

Stonebridge Advisors LLC
187 Danbury Road
Wilton, Connecticut, 06897

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Low Duration Opportunities ETF (LMBS)

Semi-Annual Report
for the Six Months Ended
April 30, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Management ........................................................  5
Understanding Your Fund Expenses.............................................  6
Portfolio of Investments.....................................................  7
Statement of Assets and Liabilities.......................................... 18
Statement of Operations...................................................... 19
Statements of Changes in Net Assets.......................................... 20
Financial Highlights......................................................... 21
Notes to Financial Statements................................................ 22
Additional Information....................................................... 30


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Low Duration Opportunities ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                           APRIL 30, 2016 (UNAUDITED)


Dear Shareholders:

Thank you for your investment in First Trust Low Duration Opportunities ETF (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2016. Additionally, First Trust compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

The primary investment objective of the First Trust Low Duration Opportunities ETF (the "Fund") is to generate current income. The Fund's secondary investment objective is capital appreciation. The Fund is an actively managed exchange-traded fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") serves as the advisor. Jim Snyder and Jeremiah Charles are the Fund's portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's investment portfolio.

The Fund's investment categories are: (i) mortgage-related investments, including mortgage-backed securities that may be, but are not required to be, issued or guaranteed by the U.S. government or its agencies or instrumentalities; (ii) U.S. government securities, including callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity, and U.S. government inflation-indexed securities; and (iii) high yield debt, commonly referred to as "junk" debt. Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade (as described in (iii) above), illiquid securities, and derivative instruments.

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL          CUMULATIVE
                                                                                  TOTAL RETURNS         TOTAL RETURNS
                                             6 Months Ended    1 Year Ended    Inception (11/4/14)    Inception (11/4/14)
                                                 4/30/16          4/30/16          to 4/30/16            to 4/30/16

FUND PERFORMANCE
NAV                                               3.50%            4.77%             4.82%                  7.25%
Market Price                                      3.85%            4.33%             4.82%                  7.24%

INDEX PERFORMANCE
BofA Merrill Lynch 1-5 Year US Treasury &
   Agency Index                                   1.10%            1.57%             1.71%                  2.55%
-------------------------------------------------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the period indicated. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

-----------------------------------------------------------
                                           % OF LONG-TERM
ASSET CLASSIFICATION                        INVESTMENTS
-----------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                  83.21%
Mortgage-Backed Securities                      8.77
Asset-Backed Securities                         4.25
Exchange-Traded Funds                           3.77
                                             --------
     Total                                    100.00%
                                             ========

-----------------------------------------------------------
                                         % OF TOTAL LONG
                                          FIXED-INCOME
CREDIT QUALITY(1)                      INVESTMENTS & CASH
-----------------------------------------------------------
Government                                     87.64%
AAA                                             1.23
AA+                                             1.52
AA                                              0.10
AA-                                             0.04
A+                                              0.23
A-                                              0.19
BBB+                                            0.31
BBB-                                            0.32
Below Investment Grade                          3.60
Not Rated                                       6.17
Cash                                           -1.35
                                             --------
     Total                                    100.00%
                                             ========

-----------------------------------------------------------
                                         % OF LONG-TERM
TOP TEN HOLDINGS                           INVESTMENTS
-----------------------------------------------------------
Federal Home Loan Mortgage
   Corporation, Pool G07329                     3.91%
Federal National Mortgage Association,
   Pool AL2551                                  3.36
iShares 7-10 Year Treasury Bond ETF             2.66
Federal Home Loan Mortgage
   Corporation, Pool A95441                     2.18
Government National Mortgage
   Association, Pool 737996                     1.93
Federal National Mortgage Association,
   Pool AB7765                                  1.88
Federal National Mortgage Association,
   Pool AK3103                                  1.63
Federal Home Loan Mortgage
   Corporation, Pool G04814                     1.55
Federal National Mortgage Association,
   Pool AU3751                                  1.49
Federal Home Loan Mortgage
   Corporation, Pool A47829                     1.44
                                             --------
     Total                                     22.03%
                                             ========

-----------------------------
(1) The ratings are by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO), of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured highest to lowest on a scale that generally ranges from AAA to D for long-term ratings and A-1+ to C for short-term ratings. Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher or a short-term credit rating of A-3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. U.S. Treasury and U.S. Agency mortgage-backed securities appear under "Government". Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       NOVEMBER 4, 2014 - APRIL 30, 2016



                First Trust             BofA Merrill Lynch
               Low Duration            1-5 Year US Treasury
             Opportunities ETF            & Agency Index

11/4/14          $10,000                     $10,000
4/30/15           10,236                      10,097
10/31/15          10,362                      10,144
4/30/16           10,725                      10,256

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014 (commencement of trading) through April 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                   BELOW NAV
                               ----------------------------------------      ----------------------------------------
                               0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
11/5/14 - 10/31/15              144          40          0          1          62          3           0          0
11/1/15 - 4/30/16                67           6          0          0          50          1           0          0

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2016 (UNAUDITED)

                               INVESTMENT MANAGER

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the First Trust Low Duration Opportunities ETF (the "Fund" or "LMBS"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor or sub-advisor for seven mutual fund portfolios, nine exchange-traded trusts consisting of 102 series and 16 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP").

                           PORTFOLIO MANAGEMENT TEAM

JEREMIAH CHARLES - VICE PRESIDENT, PORTFOLIO MANAGER
JIM SNYDER - VICE PRESIDENT, PORTFOLIO MANAGER

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2016 (UNAUDITED)

As a shareholder of First Trust Low Duration Opportunities ETF (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2016.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX MONTH           SIX MONTH
                                                 NOVEMBER 1, 2015     APRIL 30, 2016         PERIOD            PERIOD (a)
----------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
Actual                                              $1,000.00           $1,035.00             0.65%                $3.29
Hypothetical (5% return before expenses)            $1,000.00           $1,021.63             0.65%                $3.27

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (November 1, 2015 through April 30, 2016), multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------   --------------------------------------------------------------   -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 75.6%
                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.4%
                   Federal Home Loan Mortgage Corporation
$          2,489      Series 1989-74, Class F....................................       6.00%       10/15/20     $         2,612
             128      Series 1990-147, Class G...................................       7.50%       04/15/21                 129
              76      Series 1990-172, Class J...................................       7.00%       07/15/21                  79
             146      Series 1990-186, Class E...................................       6.00%       08/15/21                 152
             298      Series 1990-188, Class H...................................       7.00%       09/15/21                 318
          10,491      Series 1992-205, Class A (a)...............................       0.88%       05/15/23              10,546
          51,847      Series 1993-1498, Class I (a)..............................       1.58%       04/15/23              53,089
           1,304      Series 1993-1577, Class PK.................................       6.50%       09/15/23               1,425
           3,219      Series 1993-1643, Class PK.................................       6.50%       12/15/23               3,539
           4,381      Series 1998-2089, Class PJ, IO.............................       7.00%       10/15/28                 510
           5,603      Series 1998-2102, Class Z..................................       6.00%       12/15/28               6,357
           3,336      Series 2001-2390, Class WD.................................       5.50%       12/15/16               3,369
           2,082      Series 2003-2586, Class ND.................................       4.50%       03/15/18               2,134
         244,728      Series 2003-2626, Class ZX.................................       5.00%       06/15/33             303,244
           8,447      Series 2003-2646, Class MX.................................       4.00%       11/15/32               8,525
           1,344      Series 2003-2725, Class PE.................................       4.50%       09/15/33               1,345
         312,183      Series 2005-3031, Class BI, IO (a).........................       6.26%       08/15/35              71,423
          15,940      Series 2005-3074, Class ZH.................................       5.50%       11/15/35              20,649
           5,477      Series 2005-3076, Class PG.................................       5.50%       10/15/34               5,568
         817,333      Series 2006-243, Class 11, IO, STRIPS (a)..................       7.25%       08/15/36             244,142
          32,707      Series 2006-3100, Class PO, PO.............................        (b)        01/15/36              30,585
         471,032      Series 2006-3114, Class GI, IO (a).........................       6.17%       02/15/36             114,333
          53,757      Series 2006-3200, Class PO, PO.............................        (b)        08/15/36              48,219
             724      Series 2007-3317, Class PG.................................       5.00%       04/15/36                 738
           1,328      Series 2007-3347, Class PF (a).............................       0.78%       01/15/36               1,330
          71,064      Series 2007-3373, Class TO, PO.............................        (b)        04/15/37              67,451
         107,436      Series 2009-3523, Class SD (a).............................      18.47%       06/15/36             148,927
         178,513      Series 2009-3607, Class BO, PO.............................        (b)        04/15/36             168,679
             159      Series 2010-3676, Class CA.................................       4.00%       07/15/24                 159
         216,898      Series 2010-3699, Class QI, IO.............................       5.50%       02/15/39              12,368
           2,906      Series 2010-3740, Class KC.................................       4.00%       07/15/37               2,951
         771,033      Series 2010-3740, Class SC, IO (a).........................       5.57%       10/15/40             119,209
          26,727      Series 2010-3752, Class KF (a).............................       0.93%       12/15/37              26,872
         139,170      Series 2011-3785, Class LS (a).............................       9.03%       01/15/41             162,835
           4,111      Series 2011-3795, Class ED.................................       3.00%       10/15/39               4,247
         104,489      Series 2011-3828, Class SY (a).............................      11.90%       02/15/41             140,063
          54,597      Series 2011-3842, Class BS (a).............................      20.58%       04/15/41             113,656
         100,000      Series 2011-3844, Class PC.................................       5.00%       04/15/41             119,198
          19,000      Series 2012-4012, Class GC.................................       3.50%       06/15/40              20,226
          39,705      Series 2012-4015, Class KB.................................       1.75%       05/15/41              35,796
       1,407,238      Series 2012-4021, Class IP, IO.............................       3.00%       03/15/27             123,150
         126,705      Series 2012-4097, Class ES, IO (a).........................       5.67%       08/15/42              25,059
         130,834      Series 2012-4116, Class AS, IO (a).........................       5.72%       10/15/42              26,882
                   Federal National Mortgage Association
             574      Series 1990-11, Class G....................................       6.50%       02/25/20                 599
          35,072      Series 1990-13, Class E....................................       9.00%       02/25/20              38,353
           2,294      Series 1990-108, Class G...................................       7.00%       09/25/20               2,460
           2,415      Series 1990-109, Class J...................................       7.00%       09/25/20               2,549
          37,983      Series 1990-112, Class G...................................       8.50%       09/25/20              41,274
           1,622      Series 1992-44, Class ZQ...................................       8.00%       07/25/22               1,676
           1,950      Series 1993-3, Class K.....................................       7.00%       02/25/23               2,149


                        See Notes to Financial Statements                 Page 7

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

APRIL 30, 2016 (UNAUDITED)

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------   --------------------------------------------------------------   -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                   COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                   Federal National Mortgage Association (Continued)
$          4,553      Series 1993-46, Class FH (a)...............................       1.50%       04/25/23     $         4,489
         130,697      Series 1993-214, Class 2, IO, STRIPS.......................       7.50%       03/25/23              22,132
             768      Series 1994-24, Class H, PO................................        (b)        11/25/23                 713
         121,558      Series 1996-51, Class AY, IO...............................       7.00%       12/18/26              27,493
         158,853      Series 1997-10, Class SA, IO (a)...........................       8.46%       03/18/27              40,694
          18,901      Series 1998-37, Class VZ...................................       6.00%       06/17/28              21,315
          68,133      Series 1999-49, Class SC, IO (a)...........................       7.46%       10/25/17               2,159
       1,645,600      Series 2000-45, Class SD, IO (a)...........................       7.51%       12/18/30             361,481
          44,184      Series 2001-8, Class SE, IO (a)............................       8.16%       02/17/31               2,740
         548,521      Series 2001-34, Class SR, IO (a)...........................       7.66%       08/18/31              86,634
           6,394      Series 2001-42, Class SB (a)...............................       8.50%       09/25/31               8,155
           3,109      Series 2002-22, Class G....................................       6.50%       04/25/32               3,484
           1,107      Series 2002-74, Class LE...................................       5.00%       11/25/17               1,132
         241,208      Series 2002-320, Class 2, IO, STRIPS.......................       7.00%       04/25/32              64,966
          26,459      Series 2002-329, Class 1, PO, STRIPS.......................        (b)        01/25/33              24,565
           8,440      Series 2003-21, Class OA...................................       4.00%       03/25/33               8,855
          43,949      Series 2003-109, Class YB..................................       6.00%       11/25/33              53,135
          29,658      Series 2003-119, Class ME..................................       4.50%       04/25/33              30,644
          53,512      Series 2003-W1, Class 1A1 (a)..............................       5.68%       12/25/42              60,944
          37,762      Series 2003-W10, Class 1A4.................................       4.51%       06/25/43              40,705
         143,887      Series 2003-W12, Class 1A8.................................       4.55%       06/25/43             156,856
          13,059      Series 2004-36, Class TA...................................       5.50%       08/25/33              13,798
          25,000      Series 2004-60, Class AC...................................       5.50%       04/25/34              28,968
           2,616      Series 2004-60, Class JB...................................       5.50%       04/25/34               2,617
          13,534      Series 2004-W9, Class 1A3..................................       6.05%       02/25/44              15,956
           5,277      Series 2005-3, Class CD....................................       5.50%       07/25/34               5,337
          43,462      Series 2005-29, Class ZT...................................       5.00%       04/25/35              49,853
         130,940      Series 2005-45, Class SR, IO (a)...........................       6.28%       06/25/35              23,303
           1,661      Series 2005-48, Class AR...................................       5.50%       02/25/35               1,760
          15,472      Series 2005-48, Class MD...................................       5.00%       04/25/34              15,845
          24,110      Series 2005-67, Class SC (a)...............................      13.46%       08/25/35              32,724
          10,365      Series 2005-70, Class KJ...................................       5.50%       09/25/34              10,866
         145,324      Series 2005-79, Class NS, IO (a)...........................       5.65%       09/25/35              24,448
          18,747      Series 2005-95, Class WZ...................................       6.00%       11/25/35              26,244
             946      Series 2005-110, Class CA..................................       5.50%       01/25/35                 948
         173,543      Series 2006-15, Class IS, IO (a)...........................       6.14%       03/25/36              38,032
          18,194      Series 2006-31, Class PZ...................................       6.00%       05/25/36              25,354
          30,000      Series 2006-46, Class UD...................................       5.50%       06/25/36              36,518
          33,359      Series 2006-126, Class DZ..................................       5.50%       01/25/37              35,679
          51,857      Series 2006-377, Class 1, PO, STRIPS.......................        (b)        10/25/36              44,159
         116,952      Series 2007-67, Class SA, IO (a)...........................       6.31%       04/25/37               9,137
         109,939      Series 2008-3, Class FZ (a)................................       0.99%       02/25/38             114,201
          17,509      Series 2008-51, Class B....................................       4.50%       06/25/23              17,990
         270,412      Series 2009-14, Class BS, IO (a)...........................       5.81%       03/25/24              25,861
          47,000      Series 2009-92, Class DB...................................       5.00%       11/25/39              56,420
       2,022,560      Series 2009-398, Class C13, IO, STRIPS.....................       4.00%       06/25/24             175,079
         103,279      Series 2010-3, Class DZ....................................       4.50%       02/25/40             122,752
         688,858      Series 2010-106, Class BI, IO..............................       3.50%       09/25/20              32,634
           4,002      Series 2010-145, Class PE..................................       3.25%       10/25/24               4,123
       1,093,203      Series 2011-30, Class LS, IO (a)...........................       1.86%       04/25/41              74,632
          74,478      Series 2011-60, Class OA, PO...............................        (b)        08/25/39              68,083


Page 8                  See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

APRIL 30, 2016 (UNAUDITED)

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------   --------------------------------------------------------------   -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                   COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                   Federal National Mortgage Association (Continued)
$        543,343      Series 2011-72, Class TI, IO...............................       4.00%       09/25/40     $        34,613
         802,826      Series 2011-86, Class DI, IO...............................       3.50%       09/25/21              50,122
          71,275      Series 2011-90, Class QI, IO...............................       5.00%       05/25/34               6,308
             958      Series 2011-134, Class PA..................................       4.00%       09/25/40                 990
       1,147,550      Series 2011-141, Class EI, IO..............................       3.00%       07/25/21              44,633
       1,497,061      Series 2012-101, Class AI, IO..............................       3.00%       06/25/27             140,658
         331,769      Series 2012-118, Class IB, IO..............................       3.50%       11/25/42              61,803
       1,903,830      Series 2012-149, Class CI, IO..............................       3.00%       01/25/28             169,415
         311,809      Series 2012-409, Class C17, IO, STRIPS.....................       4.00%       11/25/41              55,645
          20,891      Series 2013-23, Class ZB...................................       3.00%       03/25/43              23,591
           7,000      Series 2013-35, Class LP...................................       3.00%       01/25/43               7,197
         108,860      Series 2013-70, Class JZ...................................       3.00%       07/25/43             109,425
         566,351      Series 2014-29, Class GI, IO...............................       3.00%       05/25/29              65,000
                   Government National Mortgage Association
         146,481      Series 1999-30, Class S, IO (a)............................       8.16%       08/16/29              37,479
          70,897      Series 2001-60, Class PZ...................................       6.00%       12/20/31              81,903
         102,801      Series 2002-20, Class PM...................................       4.50%       03/20/32             112,578
         113,066      Series 2002-72, Class ZB...................................       6.00%       10/20/32             151,335
         959,923      Series 2003-11, Class SM, IO (a)...........................       7.26%       02/16/33             252,416
         524,314      Series 2003-42, Class SA, IO (a)...........................       6.16%       07/16/31              94,299
          90,587      Series 2003-62, Class MZ...................................       5.50%       07/20/33             111,633
          58,881      Series 2004-49, Class MZ...................................       6.00%       06/20/34              73,295
           7,372      Series 2004-53, Class GE...................................       5.00%       08/20/32               7,514
         171,654      Series 2004-71, Class ST (a)...............................       7.00%       09/20/34             193,611
         176,031      Series 2004-105, Class JZ..................................       5.00%       12/20/34             226,137
         176,031      Series 2005-3, Class KZ....................................       5.00%       01/16/35             211,743
          34,855      Series 2005-7, Class AJ (a)................................      20.26%       02/16/35              56,953
          11,078      Series 2005-41, Class PA...................................       4.00%       05/20/35              12,227
         434,219      Series 2007-27, Class SD, IO (a)...........................       5.76%       05/20/37              84,295
         265,347      Series 2008-33, Class XS, IO (a)...........................       7.26%       04/16/38              57,044
         613,419      Series 2008-47, Class MI, IO...............................       6.00%       10/16/37              47,546
          37,000      Series 2008-54, Class PE...................................       5.00%       06/20/38              42,686
             835      Series 2008-85, Class HP...................................       4.00%       04/20/38                 847
         339,396      Series 2009-25, Class SE, IO (a)...........................       7.16%       09/20/38              70,373
          31,573      Series 2009-81, Class TZ...................................       5.50%       09/20/39              41,749
          19,969      Series 2009-91, Class JD...................................       3.50%       08/20/32              20,003
          49,772      Series 2009-106, Class DZ..................................       5.50%       11/20/39              62,662
         317,875      Series 2010-4, Class SL, IO (a)............................       5.96%       01/16/40              64,670
         100,059      Series 2011-4, Class PZ....................................       5.00%       01/20/41             122,649
         239,265      Series 2011-129, Class CL..................................       5.00%       03/20/41             292,569
         247,801      Series 2011-146, Class EI, IO..............................       5.00%       11/16/41              55,088
         173,762      Series 2011-151, Class TB, IO (a)..........................       3.50%       04/20/41              21,000
         281,151      Series 2013-5, Class IA, IO................................       3.50%       10/16/42              35,831
         153,983      Series 2013-20, Class KI, IO...............................       5.00%       01/20/43              25,373
           8,000      Series 2013-117, Class VB..................................       3.50%       02/20/32               8,526
         154,765      Series 2014-91, Class JI, IO...............................       4.50%       01/20/40              21,390
         496,614      Series 2014-99, Class HI, IO...............................       4.50%       06/20/44              95,622
         145,510      Series 2015-95, Class IK, IO...............................       1.00%       05/16/37               5,298
                                                                                                                 ---------------
                                                                                                                       8,065,504
                                                                                                                 ---------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

APRIL 30, 2016 (UNAUDITED)

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------   --------------------------------------------------------------   -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                   COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.4%
                   Federal National Mortgage Association
$         50,000      Series 2013-M6, Class 1AC (a)..............................       4.00%      02/25/43     $        52,412
                   Government National Mortgage Association
         100,000   Series 2013-74, Class AG (a)..................................       2.79%      12/16/53              93,204
                                                                                                                ---------------
                                                                                                                        145,616
                                                                                                                ---------------
                   PASS-THROUGH SECURITIES -- 52.8%
                   Federal Home Loan Mortgage Corporation
         438,466      Pool A47829................................................       4.00%       08/01/35             469,918
         128,174      Pool A86143................................................       5.00%       05/01/39             142,726
          62,413      Pool A90319................................................       5.00%       12/01/39              69,590
          24,590      Pool A93093................................................       4.50%       07/01/40              27,130
         176,695      Pool A94843................................................       4.00%       11/01/40             191,893
         657,104      Pool A95441................................................       4.00%       12/01/40             710,603
         101,818      Pool A96380................................................       4.00%       01/01/41             109,546
         303,173      Pool A97294................................................       4.00%       02/01/41             324,789
          10,797      Pool C01310................................................       6.50%       03/01/32              12,471
          22,373      Pool C01444................................................       6.00%       01/01/33              25,661
          40,448      Pool C01574................................................       5.00%       06/01/33              45,086
          38,239      Pool C01848................................................       6.00%       06/01/34              44,093
          42,660      Pool C03458................................................       5.00%       02/01/40              47,038
         106,805      Pool C03949................................................       3.50%       05/01/42             112,767
          10,875      Pool G01443................................................       6.50%       08/01/32              12,987
          48,562      Pool G01737................................................       5.00%       12/01/34              54,016
          28,787      Pool G01829................................................       6.00%       03/01/35              33,134
          32,414      Pool G01840................................................       5.00%       07/01/35              36,030
          53,364      Pool G04452................................................       6.00%       07/01/38              61,040
          77,066      Pool G04593................................................       5.50%       01/01/37              86,393
          65,051      Pool G04632................................................       5.00%       11/01/36              72,108
         449,268      Pool G04814................................................       5.50%       10/01/38             505,162
          85,568      Pool G05173................................................       4.50%       11/01/31              94,331
          79,118      Pool G05792................................................       4.50%       02/01/40              86,695
          24,493      Pool G05938................................................       5.00%       01/01/36              26,995
          55,603      Pool G06252................................................       4.00%       02/01/41              59,823
         217,789      Pool G06359................................................       4.00%       02/01/41             234,319
          97,794      Pool G06501................................................       4.00%       04/01/41             105,217
         202,977      Pool G06739................................................       4.50%       09/01/41             222,522
          42,947      Pool G07219................................................       5.00%       10/01/41              47,354
       1,186,323      Pool G07329................................................       4.00%       01/01/43           1,277,028
          32,413      Pool G07613................................................       6.00%       04/01/39              37,253
           8,133      Pool G08113................................................       6.50%       02/01/36               9,269
          20,962      Pool G11880................................................       5.00%       12/01/20              22,120
          17,362      Pool G12978................................................       5.50%       12/01/22              18,947
          14,970      Pool J03523................................................       5.00%       09/01/21              15,592
         171,835      Pool O20138 (a)............................................       5.00%       11/01/30             190,227
         201,498      Pool Q00841................................................       4.50%       05/01/41             220,900
         114,260      Pool Q03139................................................       4.00%       09/01/41             123,459
         134,049      Pool Q05035................................................       4.00%       12/01/41             144,224
         224,896      Pool Q07189................................................       4.00%       04/01/42             242,148
          70,191      Pool Q07479................................................       3.50%       04/01/42              73,850
          84,350      Pool Q11791................................................       3.50%       10/01/42              88,781
         150,346      Pool Q11836................................................       3.50%       10/01/42             158,832


Page 10                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

APRIL 30, 2016 (UNAUDITED)

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------   --------------------------------------------------------------   -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                   PASS-THROUGH SECURITIES (CONTINUED)
                   Federal National Mortgage Association
$         63,873      Pool 254636................................................       5.00%       02/01/33     $        71,095
          90,921      Pool 255190................................................       5.50%       05/01/34             102,903
          23,097      Pool 545759................................................       6.50%       07/01/32              27,249
          12,238      Pool 555528................................................       6.00%       04/01/33              14,156
          41,626      Pool 555851................................................       6.50%       01/01/33              49,027
          56,858      Pool 725228................................................       6.00%       03/01/34              65,877
          58,061      Pool 725690................................................       6.00%       08/01/34              66,954
          28,480      Pool 725704................................................       6.00%       08/01/34              32,911
          32,879      Pool 735503................................................       6.00%       04/01/35              37,941
          13,105      Pool 745875................................................       6.50%       09/01/36              15,147
          50,413      Pool 831663................................................       6.00%       08/01/36              57,527
          78,800      Pool 890588................................................       4.50%       09/01/41              86,227
          48,428      Pool 916916................................................       6.00%       05/01/37              55,674
          30,906      Pool 930562................................................       5.00%       02/01/39              34,925
         178,978      Pool 973561................................................       5.00%       03/01/23             191,528
          42,080      Pool 995002................................................       5.00%       07/01/37              46,835
          54,176      Pool AA0916................................................       5.00%       08/01/37              60,133
         144,370      Pool AB1953................................................       4.00%       12/01/40             156,054
          57,377      Pool AB2092................................................       4.00%       01/01/41              61,967
          53,863      Pool AB2275................................................       4.50%       02/01/41              59,036
          56,406      Pool AB2467................................................       4.50%       03/01/41              62,368
         223,633      Pool AB4937................................................       3.50%       04/01/42             235,406
         215,395      Pool AB5174................................................       3.50%       05/01/42             227,518
         146,821      Pool AB5500................................................       3.50%       07/01/42             154,550
         173,597      Pool AB6632................................................       3.50%       10/01/42             182,301
         595,205      Pool AB7765................................................       3.00%       02/01/43             612,718
          71,436      Pool AB9382................................................       4.00%       05/01/43              77,188
         102,649      Pool AB9683................................................       4.00%       06/01/43             110,456
         134,783      Pool AB9959................................................       4.00%       07/01/43             145,515
          38,860      Pool AD0163................................................       6.00%       11/01/34              44,976
          45,174      Pool AD0217................................................       6.00%       08/01/37              52,339
          17,756      Pool AD0440................................................       6.00%       10/01/39              20,488
         168,684      Pool AD6938................................................       4.50%       06/01/40             184,996
          70,082      Pool AD8526................................................       4.50%       08/01/40              77,028
          43,807      Pool AE0504................................................       4.50%       11/01/40              47,946
         248,647      Pool AE4476................................................       4.00%       03/01/41             266,560
         183,079      Pool AE8075................................................       4.00%       12/01/40             197,053
          93,029      Pool AE9284................................................       4.00%       11/01/40              99,730
          33,872      Pool AH0057................................................       4.50%       02/01/41              37,366
         384,880      Pool AH1089................................................       4.00%       11/01/40             414,645
         154,060      Pool AH1141................................................       4.50%       12/01/40             168,685
          37,151      Pool AH1568................................................       4.50%       12/01/40              40,642
         222,477      Pool AH7204................................................       4.00%       03/01/41             238,506
          36,215      Pool AH8090................................................       4.50%       06/01/41              39,692
          91,656      Pool AI1190................................................       4.50%       04/01/41             100,749
         165,378      Pool AI1191................................................       4.50%       04/01/41             181,260
          74,033      Pool AI1969................................................       4.50%       05/01/41              81,378
          68,830      Pool AI7800................................................       4.50%       07/01/41              75,931
          74,414      Pool AI8448................................................       4.50%       08/01/41              81,561
          67,553      Pool AJ5301................................................       4.00%       11/01/41              72,710
          33,080      Pool AJ8203................................................       4.50%       01/01/42              36,521

                        See Notes to Financial Statements                Page 11

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

APRIL 30, 2016 (UNAUDITED)

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------   --------------------------------------------------------------   -----------  --------------  ---------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
                   PASS-THROUGH SECURITIES (CONTINUED)
                   Federal National Mortgage Association (Continued)
$        374,340      Pool AJ9332................................................       4.00%       01/01/42     $       404,368
         153,199      Pool AJ9333................................................       4.00%       01/01/42             164,922
         493,459      Pool AK3103................................................       4.00%       02/01/42             531,196
         163,798      Pool AK4520................................................       4.00%       03/01/42             175,554
         343,809      Pool AK5555................................................       4.00%       04/01/42             368,517
          34,850      Pool AL0147................................................       4.00%       04/01/41              37,885
         273,817      Pool AL2392................................................       3.50%       08/01/42             288,589
       1,035,398      Pool AL2551................................................       3.50%       10/01/42           1,096,533
          40,148      Pool AL3484................................................       4.50%       10/01/42              43,995
          98,817      Pool AO2976................................................       3.50%       05/01/42             104,019
          95,646      Pool AO4133................................................       3.50%       06/01/42             101,036
          44,432      Pool AP4795................................................       3.50%       09/01/42              46,771
         235,198      Pool AT2887................................................       3.50%       04/01/43             247,465
          69,621      Pool AT6306................................................       4.00%       06/01/43              75,640
          99,068      Pool AT9657................................................       4.00%       07/01/43             106,603
         453,089      Pool AU3751................................................       4.00%       08/01/43             487,552
         106,046      Pool AU4386................................................       4.00%       10/01/43             114,111
                   Government National Mortgage Association
          23,071      Pool 3390..................................................       5.50%       05/20/33              26,075
         358,962      Pool 3529..................................................       5.00%       03/20/34             403,440
          58,801      Pool 3555..................................................       5.00%       05/20/34              66,078
          27,592      Pool 3596..................................................       5.50%       08/20/34              31,128
          58,303      Pool 3786..................................................       5.50%       11/20/35              65,498
         152,165      Pool 553144................................................       5.50%       04/15/33             174,235
          56,934      Pool 615403................................................       4.50%       08/15/33              63,432
          27,220      Pool 627123................................................       5.50%       03/15/34              31,224
          75,014      Pool 687833................................................       6.00%       08/15/38              84,664
          79,313      Pool 706840................................................       4.50%       05/15/40              88,542
         271,351      Pool 736617................................................       4.00%       12/15/35             292,638
         578,636      Pool 737996................................................       4.00%       02/15/41             630,731
          79,218      Pool 748939................................................       4.00%       09/20/40              86,082
         101,432      Pool 781623................................................       5.00%       06/15/33             113,626
          35,754      Pool 781862................................................       5.50%       01/15/35              40,910
                                                                                                                 ---------------
                                                                                                                      18,949,074
                                                                                                                 ---------------
                   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.....................................       27,160,194
                   (Cost $26,563,009)                                                                            ---------------

MORTGAGE-BACKED SECURITIES -- 8.0%
                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.1%
                   Alternative Loan Trust
          23,050      Series 2004-3T1, Class A3..................................       5.00%       05/25/34              23,361
             916      Series 2004-J8, Class 4A1..................................       6.00%       02/25/17                 915
                   Banc of America Alternative Loan Trust
          77,680      Series 2003-5, Class 2A1...................................       5.00%       07/25/18              78,054
         142,837      Series 2003-7, Class 2A4...................................       5.00%       09/25/18             143,558
          96,557      Series 2004-7, Class 4A1...................................       5.00%       08/25/19              98,024
                   Banc of America Mortgage Trust
           1,965      Series 2003-8, Class 3A4...................................       5.50%       11/25/33               1,973


Page 12                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

APRIL 30, 2016 (UNAUDITED)

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------   --------------------------------------------------------------   -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                   COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                   Banc of America Mortgage Trust (Continued)
$          4,437      Series 2004-11, Class 1A5..................................       5.50%       01/25/35     $         4,453
         124,524      Series 2004-3, Class 1A26..................................       5.50%       04/25/34             125,915
          33,677      Series 2004-3, Class 3A1...................................       5.00%       04/25/19              34,088
          31,738      Series 2004-5, Class 4A1...................................       4.75%       06/25/19              31,772
                   BCAP LLC Trust
          43,579      Series 2009-RR6, Class 2A1 (a) (c).........................       2.74%       08/26/35              43,181
          34,765      Series 2009-RR14, Class 1A1 (a) (c)........................       6.00%       05/26/37              36,390
                   CHL Mortgage Pass-Through Trust...............................
          10,438      Series 2004-4, Class A13...................................       5.25%       05/25/34              10,487
           8,314      Series 2004-8, Class 2A1...................................       4.50%       06/25/19               8,502
           1,285      Series 2004-J2, Class A7...................................       5.50%       03/25/34               1,287
          45,604      Series 2005-6, Class 1A2...................................       5.00%       04/25/35              45,763
                   Citicorp Mortgage Securities REMIC Pass-Through Certificates
                      Trust
           3,426      Series 2005-5, Class 1A6...................................       5.50%       08/25/35               3,449
           1,020      Series 2005-5, Class 1A7...................................       5.50%       08/25/35               1,021
                   Citicorp Mortgage Securities Trust
          18,244      Series 2006-3, Class 1A2...................................       6.25%       06/25/36              18,513
                   Citigroup Mortgage Loan Trust
          11,526      Series 2009-11, Class 6A1 (a) (c)..........................       1.78%       10/25/35              11,551
          10,635      Series 2010-8, Class 5A6 (c)...............................       4.00%       11/25/36              10,706
          21,603      Series 2010-8, Class 6A6 (c)...............................       4.50%       12/25/36              21,829
                   Credit Suisse Mortgage Capital Certificates
         331,030      Series 2009-12R, Class 24A1 (a) (c)........................       2.83%       10/27/36             325,141
          89,128      Series 2009-3R, Class 28A1 (a) (c).........................       2.86%       08/27/37              89,057
                   CSFB Mortgage-Backed Trust
           6,352      Series 2004-7, Class 6A1...................................       5.25%       10/25/19               6,427
                   Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
          17,494      Series 2005-3, Class 1A1 (a)...............................       5.00%       06/25/20              17,511
                   GMACM Mortgage Loan Trust
          13,235      Series 2003-J10, Class A1..................................       4.75%       01/25/19              13,217
          78,109      Series 2004-J6, Class 1A1..................................       5.00%       01/25/20              79,941
                   Jefferies Resecuritization Trust
         128,479      Series 2009-R2, Class 2A (a) (c)...........................       2.77%       12/26/37             127,506
                   JP Morgan Resecuritization Trust
          63,223      Series 2009-7, Class 5A1 (a) (c)...........................       6.00%       02/27/37              63,652
         242,698      Series 2009-8, Class A1 (a) (c)............................       3.26%       04/20/36             243,401
         200,936      Series 2010-4, Class 4A2 (a) (c)...........................       2.18%       09/26/35             199,088
                   MASTR Alternative Loan Trust
           4,670      Series 2004-8, Class 7A1...................................       5.00%       09/25/19               4,744
         113,742      Series 2004-13, Class 10A2.................................       5.50%       01/25/35             114,105
                   MASTR Asset Securitization Trust
          13,131      Series 2003-2, Class 1A1...................................       5.00%       03/25/18              13,158
          20,882      Series 2003-5, Class 2A1...................................       5.00%       06/25/18              21,427
                   Merrill Lynch Mortgage Investors Trust MLCC
           9,466      Series 2003-H, Class A3A (a)...............................       2.13%       01/25/29               9,347
                   Morgan Stanley Mortgage Loan Trust
           2,155      Series 2004-1, Class 1A5...................................       5.00%       11/25/18               2,176
                   National Mortgage Securities, Inc.
          19,864      Series 1998-2, Class B4 (a) (d)............................       6.75%       06/25/28              19,922
                   Prime Mortgage Trust
          57,186      Series 2004-1, Class 2A1...................................       4.50%       08/25/34              57,908

                        See Notes to Financial Statements                Page 13

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

APRIL 30, 2016 (UNAUDITED)

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------   --------------------------------------------------------------   -----------  --------------  ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                   COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                   RBSSP Resecuritization Trust
$         43,323      Series 2010-3, Class 9A1 (c)...............................       5.50%       02/26/35     $        44,036
                   Residential Accredit Loans, Inc.
          96,780      Series 2003-QS20, Class CB.................................       5.00%       11/25/18              97,810
          55,633      Series 2004-QS5, Class A1..................................       4.60%       04/25/34              56,274
                   WaMu Mortgage Pass-Through Certificates Trust
          49,758      Series 2003-S6, Class 2A1..................................       5.00%       07/25/18              50,175
          36,999      Series 2003-S7, Class A1...................................       4.50%       08/25/18              37,329
          37,058      Series 2004-CB2, Class 5A..................................       5.00%       07/25/19              37,572
          16,133      Series 2004-CB3, Class 3A..................................       5.50%       10/25/19              16,441
                   Washington Mutual MSC Mortgage Pass-Through Certificates Trust
           7,556      Series 2003-MS1, Class CB4 (a) (c).........................       5.15%       02/25/18               7,296
          23,981      Series 2003-MS3, Class 2A1.................................       5.25%       03/25/18              24,066
                   Wells Fargo Alternative Loan Trust
          15,312      Series 2007-PA5, Class 2A1.................................       6.00%       11/25/22              15,524
                   Wells Fargo Mortgage Loan Trust
           4,629      Series 2012-RR1, Class A1 (a) (c)..........................       2.85%       08/27/37               4,583
                                                                                                                 ---------------
                                                                                                                       2,553,626
                                                                                                                 ---------------
                   COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.9%
                   Morgan Stanley Re-REMIC Trust
         273,000      Series 2010-GG10, Class A4B (a) (c)........................       5.99%       08/15/45             279,402
                   Wachovia Bank Commercial Mortgage Trust
          28,582      Series 2006-C27, Class A3 (a)..............................       5.77%       07/15/45              28,541
                                                                                                                 ---------------
                                                                                                                         307,943
                                                                                                                 ---------------
                   TOTAL MORTGAGE-BACKED SECURITIES............................................................        2,861,569
                   (Cost $2,836,110)                                                                             ---------------

ASSET-BACKED SECURITIES -- 3.9%
                   AFC Trust Series
          28,248      Series 1999-4, Class 3A (a) (c)............................       1.39%       12/26/29              27,906
                   Asset Backed Securities Corp. Home Equity Loan Trust
         148,885      Series 2003-HE7, Class M4 (a)..............................       4.58%       12/15/33             146,319
                   Bear Stearns Asset-Backed Securities Trust
          41,096      Series 2002-1, Class 1A5 (e)...............................       6.89%       12/25/34              41,562
                   BNC Mortgage Loan Trust
          47,427      Series 2007-2, Class A2 (a)................................       0.54%       05/25/37              46,429
                   CIT Home Equity Loan Trust
          53,253      Series 2003-1, Class A6 (e)................................       4.06%       10/20/32              54,731
                   Conseco Financial Corp.
           5,626      Series 1993-3, Class A7....................................       6.40%       10/15/18               5,640
                   CWABS Revolving Home Equity Loan Trust
          47,766      Series 2004-E, Class 2A (a)................................       0.69%       06/15/29              45,035
                   CWHEQ Home Equity Loan Trust
         250,375      Series 2007-S2, Class A3 (a)...............................       5.81%       05/25/37             248,786
         246,046      Series 2007-S2, Class A6 (a)...............................       5.78%       05/25/37             245,280
                   Equity One Mortgage Pass-Through Trust
           4,446      Series 2004-1, Class AF4 (a)...............................       4.15%       04/25/34               4,483
                   First Alliance Mortgage Loan Trust
          91,617      Series 1999-1, Class A1 (e)................................       7.18%       06/20/30              92,211


Page 14                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

APRIL 30, 2016 (UNAUDITED)

    PRINCIPAL                                                                         STATED         STATED
      VALUE                                  DESCRIPTION                              COUPON        MATURITY          VALUE
----------------   --------------------------------------------------------------   -----------  --------------  ---------------
ASSET-BACKED SECURITIES (CONTINUED)
                   GSAA Home Equity Trust
$        138,147      Series 2004-8, Class A3A (a)...............................       1.17%       09/25/34     $       136,166
                   Morgan Stanley ABS Capital I, Inc. Trust
           2,993      Series 2004-SD3, Class A (a) (c)...........................       0.90%       06/25/34               3,003
                   Nationstar Home Equity Loan Trust
         114,659      Series 2007-A, Class AV3 (a)...............................       0.59%       03/25/37             113,127
                   New Century Home Equity Loan Trust
           8,836      Series 2001-NC1, Class M2 (a)..............................       2.09%       06/20/31               8,807
           1,555      Series 2003-5, Class AI7 (a)...............................       5.15%       11/25/33               1,597
                   Park Place Securities, Inc. Asset-Backed Pass-Through
                      Certificates
          30,771      Series 2005-WCH1, Class M2 (a).............................       1.22%       01/25/36              30,680
                   Popular ABS Mortgage Pass-Through Trust
             201      Series 2007-A, Class A1 (a)................................       0.53%       06/25/47                 201
                   Residential Asset Mortgage Products, Inc. Trust
          20,704      Series 2003-RZ3, Class A6 (e)..............................       3.90%       03/25/33              21,134
           6,833      Series 2003-RZ4, Class A7 (e)..............................       5.29%       06/25/33               6,995
          10,149      Series 2003-RZ5, Class A7 (e)..............................       5.47%       09/25/33              10,489
                   Structured Asset Securities Corp. Mortgage Loan Trust
          35,873      Series 2005-S3, Class M3 (e)...............................       5.73%       06/25/35              36,451
                   UCFC Home Equity Loan Trust
          58,119      Series 1998-D, Class MF1...................................       6.91%       04/15/30              59,393
                                                                                                                 ---------------
                   TOTAL ASSET-BACKED SECURITIES...............................................................        1,386,425
                   (Cost $1,363,652)                                                                             ---------------

     SHARES                                                DESCRIPTION                                                VALUE
----------------   --------------------------------------------------------------------------------------------  ---------------
EXCHANGE-TRADED FUNDS -- 3.4%
                   CAPITAL MARKETS -- 3.4%
           2,821   iShares 20+ Year Treasury Bond ETF..........................................................          364,981
           7,880   iShares 7-10 Year Treasury Bond ETF.........................................................          866,800
                                                                                                                 ---------------
                   TOTAL EXCHANGE-TRADED FUNDS.................................................................        1,231,781
                   (Cost $1,228,916)                                                                             ---------------

MONEY MARKET FUNDS -- 13.5%
       4,855,842   Morgan Stanley Institutional Liquidity Fund - Treasury
                      Portfolio - Institutional Class - 0.22% (f)..............................................        4,855,842
                   (Cost $4,855,842)                                                                             ---------------

   NUMBER OF
   CONTRACTS                                               DESCRIPTION                                                VALUE
----------------   --------------------------------------------------------------------------------------------  ---------------
CALL OPTIONS PURCHASED -- 0.0%
               2   U.S. Treasury Long Bond Futures Call
                   @ $162.00 due May 2016......................................................................            4,531
                                                                                                                 ---------------
                   TOTAL CALL OPTIONS PURCHASED................................................................            4,531
                   (Cost $2,977)                                                                                 ---------------


                        See Notes to Financial Statements                Page 15

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

APRIL 30, 2016 (UNAUDITED)

   NUMBER OF
   CONTRACTS                                               DESCRIPTION                                                VALUE
----------------   --------------------------------------------------------------------------------------------  ---------------
PUT OPTIONS PURCHASED -- 0.1%
               1   10- Year U.S. Treasury Note Futures Put
                   @ $130.00 due May 2016......................................................................  $           547
               1   10- Year U.S. Treasury Note Futures Put
                   @ $130.50 due May 2016......................................................................              828
              12   U.S. Treasury Long Bond Futures Put
                   @ $164.00 due May 2016......................................................................           23,063
                                                                                                                 ---------------
                   TOTAL PUT OPTIONS PURCHASED.................................................................           24,438
                   (Cost $19,482)                                                                                ---------------

                   TOTAL INVESTMENTS -- 104.5%.................................................................       37,524,780
                   (Cost $36,869,988) (g)                                                                        ---------------

CALL OPTIONS WRITTEN -- (0.0%)
               1   U.S. Treasury Long Bond Futures Call
                   @ $164.00 due May 2016......................................................................           (1,235)
                                                                                                                 ---------------
                   TOTAL CALL OPTIONS WRITTEN..................................................................           (1,235)
                   (Premiums received $1,324)                                                                    ---------------

PUT OPTIONS WRITTEN -- (0.0%)
               2   U.S. Treasury Long Bond Futures Put
                   @ $161.00 due May 2016......................................................................           (1,281)
                                                                                                                 ---------------
                   TOTAL PUT OPTIONS WRITTEN...................................................................           (1,281)
                   (Premiums received $2,663)                                                                    ---------------

                   NET OTHER ASSETS AND LIABILITIES -- (4.5%)..................................................       (1,609,499)
                                                                                                                 ---------------
                   NET ASSETS -- 100.0%........................................................................  $    35,912,765
                                                                                                                 ===============

-----------------------------
(a) Floating or variable rate security. The interest rate shown reflects the rate in effect at April 30, 2016.

(b)   Zero coupon security.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2016, securities noted as such amounted to $1,537,728 or 4.3% of net assets.

(d) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Advisor.

(e) Step-up security. A security where the coupon increases or steps up at a predetermined date. The interest rate shown reflects the rate in effect at April 30, 2016.

(f)   Interest rate shown reflects yield as of April 30, 2016.

(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $688,357 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $33,565.

IO     - Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
PO     - Principal-Only Security
STRIPS - Separate Trading of Registered Interest and Principal of Securities.


Page 16                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

APRIL 30, 2016 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                          ASSETS TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           4/30/2016           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
U.S. Government Agency Mortgage-Backed Securities.....  $    27,160,194    $            --    $    27,160,194    $            --
Money Market Funds....................................        4,855,842          4,855,842                 --                 --
Mortgage-Backed Securities............................        2,861,569                 --          2,861,569                 --
Asset-Backed Securities...............................        1,386,425                 --          1,386,425                 --
Exchange-Traded Funds*................................        1,231,781          1,231,781                 --                 --
Call Options Purchased................................            4,531              4,531                 --                 --
Put Options Purchased.................................           24,438             24,438                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments.....................................  $    37,524,780    $     6,116,592    $    31,408,188    $            --
                                                        ===============    ===============    ===============    ===============

                                                       LIABILITIES TABLE
                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           4/30/2016           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Call Options Written..................................  $        (1,235)   $        (1,235)   $            --    $            --
Put Options Written...................................           (1,281)            (1,281)                --                 --
Futures Contracts**...................................          (16,881)           (16,881)                --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total.................................................  $      (19,397)    $       (19,397)   $            --    $            --
                                                        ===============    ===============    ===============    ===============

*  See Portfolio of Investments for industry breakout.
** Includes cumulative depreciation on futures contracts as presented on the Statement of Operations. Only the current day's variation margin is presented on the Statement of Assets and Liabilities.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2016.

OPEN FUTURES CONTRACTS AT APRIL 30, 2016 (see Note 2C - Futures Contracts in the Notes to Financial Statements):

                                                                                                                   UNREALIZED
                                                                  NUMBER OF       EXPIRATION        NOTIONAL      APPRECIATION/
                   SHORT FUTURES CONTRACTS                        CONTRACTS          MONTH            VALUE      (DEPRECIATION)
-------------------------------------------------------------  ---------------  ---------------  --------------  ---------------
U.S. 5-Year Treasury Notes                                           31            Jun-2016       $ (3,742,949)     $ (5,386)
U.S. 10-Year Treasury Notes                                          27            Jun-2016         (3,504,976)       (6,712)
U.S. Treasury Long Bond Futures                                       4            Jun-2016           (648,467)       (4,783)
                                                                                                  ------------      --------
                                                                                                  $ (7,896,392)     $(16,881)
                                                                                                  ============      ========


                        See Notes to Financial Statements                Page 17

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value.....................................................   $   37,524,780
Cash segregated as collateral for open futures contracts..................          119,608
Receivables:
   Interest...............................................................          159,780
   Investment securities sold.............................................           78,920
                                                                             --------------
   Total Assets...........................................................       37,883,088
                                                                             --------------

LIABILITIES:
Options written, at value.................................................            2,516
Due to custodian..........................................................          418,700
Payables:
   Investment securities purchased........................................        1,525,932
   Investment advisory fees...............................................           15,066
   Variation margin.......................................................            8,109
                                                                             --------------
   Total Liabilities......................................................        1,970,323
                                                                             --------------
NET ASSETS................................................................   $   35,912,765
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital...........................................................   $   35,448,338
Par value.................................................................            7,000
Accumulated net investment income (loss)..................................          (48,569)
Accumulated net realized gain (loss) on investments, futures and
   written options........................................................         (133,386)
Net unrealized appreciation (depreciation) on investments, futures and
   written options........................................................          639,382
                                                                             --------------
NET ASSETS................................................................   $   35,912,765
                                                                             ==============
NET ASSET VALUE, per share................................................   $        51.30
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share).............................................          700,002
                                                                             ==============
Investments, at cost......................................................   $   36,869,988
                                                                             ==============
Premiums received on options written......................................   $        3,987
                                                                             ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Interest..................................................................   $      253,053
Dividends.................................................................            4,816
                                                                             --------------
   Total investment income................................................          257,869
                                                                             --------------

EXPENSES:
Investment advisory fees..................................................           53,376
Excise tax................................................................              614
                                                                             --------------
   Total expenses.........................................................           53,990
                                                                             --------------
NET INVESTMENT INCOME (LOSS)..............................................          203,879
                                                                             --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments............................................................           (8,648)
   Futures................................................................          (40,198)
   Written Options........................................................            4,528
                                                                             --------------
   Net realized gain (loss)...............................................          (44,318)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments............................................................          534,447
   Futures................................................................          (22,091)
   Written Options........................................................            1,471
                                                                             --------------
Net change in unrealized appreciation (depreciation)......................          513,827
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...................................          469,509
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................................   $      673,388
                                                                             ==============


                        See Notes to Financial Statements                Page 19

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 FOR THE
                                                                               SIX MONTHS      FOR THE PERIOD
                                                                                  ENDED         11/4/2014 (a)
                                                                                4/30/2016          THROUGH
                                                                               (UNAUDITED)       10/31/2015
                                                                             --------------    --------------
OPERATIONS:
   Net investment income (loss)...........................................   $      203,879    $      138,759
   Net realized gain (loss)...............................................          (44,318)          (53,658)
   Net change in unrealized appreciation (depreciation)...................          513,827           125,555
                                                                             --------------    --------------
   Net increase (decrease) in net assets resulting from operations........          673,388           210,656
                                                                             --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................         (267,752)         (159,003)
                                                                             --------------    --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold..............................................       25,442,449        10,013,027
   Cost of shares redeemed................................................               --                --
                                                                             --------------    --------------
   Net increase (decrease) in net assets resulting from
      shareholder transactions............................................       25,442,449        10,013,027
                                                                             --------------    --------------
   Total increase (decrease) in net assets................................       25,848,085        10,064,680

NET ASSETS:
   Beginning of period....................................................       10,064,680                --
                                                                             --------------    --------------
   End of period..........................................................   $   35,912,765    $   10,064,680
                                                                             ==============    ==============
   Accumulated net investment income (loss) at end of period..............   $      (48,569)   $       15,304
                                                                             ==============    ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period................................          200,002                --
   Shares sold............................................................          500,000           200,002
   Shares redeemed........................................................               --                --
                                                                             --------------    --------------
   Shares outstanding, end of period......................................          700,002           200,002
                                                                             ==============    ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 20                 See Notes to Financial Statements

FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 SIX MONTHS     FOR THE PERIOD
                                                                    ENDED        11/4/2014 (a)
                                                                  4/30/2016         THROUGH
                                                                 (UNAUDITED)      10/31/2015
                                                              --------------   --------------
Net asset value, beginning of period .......................    $    50.32       $    50.00
                                                                ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................          0.62             1.23 (b)
Net realized and unrealized gain (loss) ....................          1.13             0.55
                                                                ----------       ----------
Total from investment operations ...........................          1.75             1.78
                                                                ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................................         (0.77)           (1.46)
                                                                ----------       ----------
Net asset value, end of period .............................    $    51.30       $    50.32
                                                                ==========       ==========
TOTAL RETURN (c)............................................          3.50%            3.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $   35,913       $   10,065
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets ..............          0.65% (d)        0.65% (d)
Ratio of net investment income (loss) to average net assets           2.49% (d)        2.55% (d)
Portfolio turnover rate (e).................................            65%             157%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Low Duration Opportunities ETF (the "Fund"), which trades under the ticker "LMBS" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed for cash, and in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to generate current income. The Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in mortgage-related debt securities and other mortgage-related instruments (collectively, "Mortgage-Related Investments"). The Fund normally expects to invest in Mortgage-Related Investments tied to residential and commercial mortgages. Mortgage-Related Investments include residential mortgage-backed securities, commercial mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and real estate mortgage investment conduits. The Fund may also invest in investment companies, such as ETFs, that invest primarily in Mortgage-Related Investments. The Fund will limit its investments in Mortgage-Related Investments that are not issued or guaranteed by Government Entities to 20% of its net assets (including investment borrowings). The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"). The Fund may also invest in to-be-announced transactions ("TBA Transactions"). Further, the Fund may enter into short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security; however, the Fund does not expect, under normal market conditions, to engage in short sales with respect to more than 30% of the value of its net assets (including investment borrowings). Although the Fund intends to invest primarily in investment grade securities, the Fund may invest up to 20% of its net assets (including investment borrowings) in securities of any credit quality, including securities that are below investment grade, which are also known as high yield securities, or commonly referred to as "junk" bonds, or unrated securities that have not been judged by the Advisor to be of comparable quality to rated investment grade securities. In the case of a split rating between one or more of the nationally recognized statistical rating organizations, the Fund will consider the highest rating. Under normal market conditions, the Fund targets an estimated effective duration of three years or less.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2016 (UNAUDITED)

      Corporate bonds, corporate notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the fundamental business data relating to the issuer;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of a security;

            4)    the financial statements of the issuer;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2016 (UNAUDITED)

            5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

           11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           12)    other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2016, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2016 (UNAUDITED)

Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

D. OPTIONS CONTRACTS

In the normal course of pursuing its investment objective, the Fund may invest up to 20% of its net assets in derivative instruments in connection with hedging strategies. The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts and exchange-listed U.S. Treasury futures contracts. The Fund uses derivative instruments primarily to hedge interest rate risk, actively manage interest rate exposure, hedge foreign currency risk and actively manage foreign currency exposure. The primary risk exposure is interest rate risk.

The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option's expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.

The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indices so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Advisor's ability to correctly predict the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2016 (UNAUDITED)

E. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

F. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

G. STRIPPED MORTGAGE-BACKED SECURITIES

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an IO Security and all of the principal is distributed to holders of another type of security known as a PO Security. These securities, if any, are identified on the Portfolio of Investments.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2015, was as follows:


Distributions paid from:
Ordinary income.......................................   $      159,003
Capital gain..........................................               --
Return of capital.....................................               --

As of October 31, 2015, the components of distributable earnings and net assets on a tax basis for the Fund were as follows:

Undistributed ordinary income.........................   $       15,304
Accumulated capital and other losses..................          (74,009)
Net unrealized appreciation (depreciation)............          110,496

I. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2016 (UNAUDITED)

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, the Fund had $66,589 of non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2015, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2015 remains open to federal and state audit. As of April 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

J. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each Fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2016, were $21,576,510 and $11,804,475, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2016 were $1,887,882 and $8,612,341, respectively.

For the six months ended April 30, 2016, the Fund had no in-kind transactions.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2016 (UNAUDITED)

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at April 30, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                  ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                         ----------------------------------   ----------------------------------
DERIVATIVE   RISK        STATEMENT OF ASSET AND               STATEMENT OF ASSET AND
INSTRUMENT   EXPOSURE    LIABILITIES LOCATION       VALUE     LIABILITIES LOCATION       VALUE
----------   ---------   ----------------------   ---------   ----------------------   ---------
Futures      Interest    Variation margin                     Variation margin
             Rate Risk   receivable               $     --    payable                  $  8,109

Options      Interest    Investments,                         Options
             Rate Risk   at value                   28,969*   Written, at value           2,516

* Represents call and put options purchased, included in Investments, at value.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

STATEMENT OF OPERATIONS LOCATION                               INTEREST RATE RISK
----------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments**                                                    $   (18,038)
Futures                                                              (40,198)
Written Options                                                        4,528
Net change in unrealized appreciation (depreciation) on:
Investments**                                                          4,300
Futures                                                              (22,091)
Written Options                                                        1,471

** Represents call and put options purchased.

For the six months ended April 30, 2016, the notional value of futures contracts opened and closed were $22,361,095 and $16,816,835, respectively.

The Fund does not have the right to offset financial assets and financial liabilities related to futures and options contracts on the Statement of Assets and Liabilities.

Written options activity for the Fund for the six months ended April 30, 2016 was as follows:

                                               NUMBER OF
WRITTEN OPTIONS                                CONTRACTS           PREMIUMS
----------------------------------------------------------------------------
Options outstanding at October 31, 2015            --              $      --
Options Written                                    23                 23,744
Options Expired                                    (2)                (1,241)
Options Exercised                                  --                     --
Options Closed                                    (18)               (18,516)
                                                -----              ---------
Options outstanding at April 30, 2016               3              $   3,987
                                                =====              =========

The purchased options outstanding as of April 30, 2016 are reflective of the purchased options outstanding during the period.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2016 (UNAUDITED)

Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. The Fund's Creation Units are generally issued and redeemed for cash. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                                 7. BORROWINGS

The Trust on behalf of the Fund, along with First Trust Series Fund and First Trust Variable Insurance Trust, has a $135 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loan is charged to BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected on the Statement of Operations in the Commitment Fees line item. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings during the six months ended April 30, 2016.

                              8. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               9. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On May 19, 2016, the Fund declared a distribution of $0.1275 per share to shareholders of record on May 24, 2016, payable May 31, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objectives will be achieved.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

COUNTERPARTY RISK. The Fund bears the risk that the counterparty to a mortgage dollar roll, TBA Transaction, derivative or other contract with a third-party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments, which generally have shorter durations, and higher for longer term investments. Mortgage-Related Investments are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2016 (UNAUDITED)

distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Fund's ability to mitigate risk and meet redemptions.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

MORTGAGE-RELATED INVESTMENTS RISK. The Fund invests in Mortgage-Related Investments, including mortgage-backed securities, which may make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the Mortgage-Related Investments market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage-Related Investments are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate exposure. Mortgage-Related Investments may also face liquidity issues when the Fund seeks to sell such securities, but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the Mortgage-Related Investments market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, FNMA, FHLMC and GNMA.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

PREPAYMENT RISK. Mortgage-Related Investments are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

REPURCHASE AGREEMENT RISK. The Fund's investment in repurchase agreements, including mortgage dollar rolls and TBA Transactions, may be subject to market and credit risk with respect to the collateral securing the agreements. Investments in mortgage dollar rolls also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the agreement term.

SHORT SALES RISK. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund's short positions may significantly impact the Fund's overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero. The Fund's investment

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST LOW DURATION OPPORTUNITIES ETF (LMBS)
                           APRIL 30, 2016 (UNAUDITED)

advisor's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund's exposure to long positions and make any change in the Fund's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

U.S. GOVERNMENT AND AGENCY SECURITIES RISK. The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities, which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

FIRST TRUST

First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust SSI Strategic Convertible Securities ETF (FCVT)

Semi-Annual Report
For the Period
November 3, 2015
(Commencement of Operations)
through April 30, 2016

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Management.........................................................  4
Understanding Your Fund Expenses.............................................  5
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 11
Statement of Operations...................................................... 12
Statement of Changes in Net Assets........................................... 13
Financial Highlights......................................................... 14
Notes to Financial Statements................................................ 15
Additional Information....................................................... 20

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or SSI Investment Management Inc. ("SSI" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report for the First Trust SSI Strategic Convertible Securities ETF (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2016

Dear Shareholders:

Thank you for your investment in First Trust SSI Strategic Convertible Securities ETF (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment since the Fund's inception date of November 3, 2015. Additionally, First Trust compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

The First Trust SSI Strategic Convertible Securities ETF (the "Fund") is an actively managed exchange-traded fund that seeks to deliver total return by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in a diversified portfolio of U.S. and non-U.S. convertible securities. The shares of the Fund are listed and traded on the Nasdaq Stock Market LLC under the ticker symbol "FCVT."

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                       CUMULATIVE
                                                      TOTAL RETURNS
                                                   Inception (11/3/15)
                                                       to 4/30/16

FUND PERFORMANCE
NAV                                                      -1.93%
Market Price                                             -1.61%

INDEX PERFORMANCE
BofA Merrill Lynch All US Convertible Index              -3.88%
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


-----------------------------------------------------------
                                               % OF TOTAL
SECTOR ALLOCATION                              INVESTMENTS
-----------------------------------------------------------
Information Technology                            34.8%
Health Care                                       19.1
Financials                                        16.6
Consumer Discretionary                             9.9
Utilities                                          4.9
Consumer Staples                                   3.7
Materials                                          3.5
Industrials                                        3.0
Energy                                             2.4
Telecommunication Services                         2.1
                                                 ------
     Total                                       100.0%
                                                 ======

-----------------------------------------------------------
                                               % OF TOTAL
TOP TEN HOLDINGS                               INVESTMENTS
-----------------------------------------------------------
Wells Fargo & Co., Series L                        3.3%
Allergan PLC, Series A                             3.1
Bank of American Corp., Series L                   2.6
Hologic, Inc.                                      2.6
Priceline Group, Inc./The                          2.5
VeriSign, Inc.                                     2.1
NVIDIA Corp.                                       2.1
Tesla Motors, Inc.                                 2.0
Intel Corp.                                        2.0
Citrix Systems, Inc.                               1.9
                                                 ------
     Total                                        24.2%
                                                 ======

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       NOVEMBER 3, 2015 - APRIL 30, 2016


                 First Trust SSI                      BofA Merrill
              Strategic Convertible                   Lynch All US
                  Securities ETF                   Convertible Index
11/3/15              $10,000                            $10,000
4/30/16               9,807                              9,612

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 4, 2015 (commencement of trading) through April 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/4/15 - 4/30/16         32              15               8            10

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/4/15 - 4/30/16         36              13               5             3

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016


                               INVESTMENT MANAGER

SSI INVESTMENT MANAGEMENT INC.
SSI Investment Management Inc. ("SSI" or the "Sub-Advisor") is the sub-advisor to First Trust SSI Strategic Convertible Securities (the "Fund") and is a registered investment advisor based in Los Angeles, California. SSI is an innovative investment management firm specializing in alternative investment solutions utilizing convertible assets, equity securities and hedging strategies.

                           PORTFOLIO MANAGEMENT TEAM

GEORGE M. DOUGLAS - CFA, CHIEF INVESTMENT OFFICER, PRINCIPAL
RAVI MALIK - CFA, PORTFOLIO MANAGER, PRINCIPAL
MICHAEL J. OPRE - CFA, PORTFOLIO MANAGER
FLORIAN EITNER - CFA, PORTFOLIO MANAGER
ETHAN GANZ - ASSOCIATE PORTFOLIO MANAGER

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2016 (UNAUDITED)

As a shareholder of First Trust SSI Strategic Convertible Securities ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended April 30, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                          EXPENSE RATIO     DURING THE PERIOD
                                                     BEGINNING            ENDING          BASED ON THE    NOVEMBER 3, 2015 (a)
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                               NOVEMBER 3, 2015 (a)   APRIL 30, 2016      IN THE PERIOD    APRIL 30, 2016 (b)
----------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
Actual                                              $1,000.00          $   980.70             0.95%                $4.63
Hypothetical (5% return before expenses)            $1,000.00           $1,020.14             0.95%                $4.77

(a)   Inception date.
(b) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (November 3, 2015 through April 30, 2016), and multiplied by 180/366. Hypothetical expenses are assumed for the most recent one-half year period.

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                   DESCRIPTION                              COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -----------  --------------  -------------
CONVERTIBLE CORPORATE BONDS - 69.5%

                 AIR FREIGHT & LOGISTICS - 0.5%
$        24,000  Echo Global Logistics, Inc......................................     2.50%        05/01/20     $      23,085
                                                                                                                -------------
                 AUTOMOBILES - 2.3%
          8,000  Tesla Motors, Inc...............................................     1.50%        06/01/18            15,440
        100,000  Tesla Motors, Inc...............................................     0.25%        03/01/19            94,438
                                                                                                                -------------
                                                                                                                      109,877
                                                                                                                -------------
                 BIOTECHNOLOGY - 1.3%
         19,000  BioMarin Pharmaceutical, Inc....................................     1.50%        10/15/20            23,132
         14,000  Incyte Corp.....................................................     0.38%        11/15/18            21,569
         22,000  Ionis Pharmaceuticals, Inc......................................     1.00%        11/15/21            20,419
                                                                                                                -------------
                                                                                                                       65,120
                                                                                                                -------------
                 CAPITAL MARKETS - 1.0%
         47,000  BGC Partners, Inc...............................................     4.50%        07/15/16            47,587
                                                                                                                -------------
                 CHEMICALS - 0.7%
         30,000  RPM International, Inc..........................................     2.25%        12/15/20            35,756
                                                                                                                -------------
                 COMMUNICATIONS EQUIPMENT - 2.0%
         26,000  Brocade Communications Systems, Inc.............................     1.38%        01/01/20            25,301
         18,000  Ciena Corp. (a).................................................     3.75%        10/15/18            20,295
         28,000  Interdigital, Inc...............................................     1.50%        03/01/20            29,418
         15,000  Palo Alto Networks, Inc.........................................      (b)         07/01/19            22,125
                                                                                                                -------------
                                                                                                                       97,139
                                                                                                                -------------
                 CONSTRUCTION & ENGINEERING - 1.0%
         49,000  Dycom Industries, Inc. (a)......................................     0.75%        09/15/21            50,592
                                                                                                                -------------
                 HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
         99,000  Hologic, Inc....................................................      (b)         12/15/43           122,327
         48,000  Integra LifeSciences Holdings Corp..............................     1.63%        12/15/16            65,310
         31,000  NuVasive, Inc...................................................     2.75%        07/01/17            41,307
          6,000  Teleflex, Inc...................................................     3.88%        08/01/17            15,233
                                                                                                                -------------
                                                                                                                      244,177
                                                                                                                -------------
                 HEALTH CARE PROVIDERS & SERVICES - 1.2%
          9,000  Anthem, Inc.....................................................     2.75%        10/15/42            17,522
         35,000  Molina Healthcare, Inc..........................................     1.63%        08/15/44            39,244
                                                                                                                -------------
                                                                                                                       56,766
                                                                                                                -------------
                 HEALTH CARE TECHNOLOGY - 0.7%
         32,000  Allscripts Healthcare Solutions, Inc............................     1.25%        07/01/20            33,080
                                                                                                                -------------
                 HOUSEHOLD DURABLES - 0.4%
         10,000  Lennar Corp.....................................................     3.25%        11/15/21            19,375
                                                                                                                -------------
                 INSURANCE - 1.5%
         58,000  Old Republic International Corp.................................     3.75%        03/15/18            72,500
                                                                                                                -------------
                 INTERNET & CATALOG RETAIL - 3.7%
         38,000  Ctrip.com International Ltd. (a)................................     1.00%        07/01/20            41,705
         12,000  Priceline Group, Inc./The.......................................     1.00%        03/15/18            17,843
         98,000  Priceline Group, Inc./The.......................................     0.35%        06/15/20           120,172
                                                                                                                -------------
                                                                                                                      179,720
                                                                                                                -------------
                 INTERNET SOFTWARE & SERVICES - 5.9%
         18,000  Akamai Technologies, Inc........................................      (b)         02/15/19            17,415
         41,000  j2 Global, Inc..................................................     3.25%        06/15/29            45,177
         27,000  MercadoLibre, Inc...............................................     2.25%        07/01/19            31,776


Page 6                  See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                   DESCRIPTION                              COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -----------  --------------  -------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)

                 INTERNET SOFTWARE & SERVICES (CONTINUED)
$        40,000  VeriSign, Inc. (c)..............................................     4.34%        08/15/37     $     101,175
         56,000  WebMD Health Corp...............................................     2.50%        01/31/18            64,330
         25,000  Yahoo!, Inc.....................................................      (b)         12/01/18            25,250
                                                                                                                -------------
                                                                                                                      285,123
                                                                                                                -------------
                 IT SERVICES - 1.4%
         55,000  Euronet Worldwide, Inc..........................................     1.50%        10/01/44            67,409
                                                                                                                -------------
                 LIFE SCIENCES TOOLS & SERVICES - 1.3%
         63,000  Illumina, Inc...................................................      (b)         06/15/19            63,079
                                                                                                                -------------
                 MACHINERY - 0.5%
         19,000  Wabash National Corp............................................     3.38%        05/01/18            25,377
                                                                                                                -------------
                 MEDIA - 2.4%
         38,000  Liberty Interactive LLC.........................................     0.75%        03/30/43            65,669
         50,000  Liberty Media Corp..............................................     1.38%        10/15/23            50,500
                                                                                                                -------------
                                                                                                                      116,169
                                                                                                                -------------
                 METALS & MINING - 2.0%
         34,000  Newmont Mining Corp., Series B..................................     1.63%        07/15/17            37,039
         30,000  RTI International Metals, Inc...................................     1.63%        10/15/19            34,500
         21,000  Stillwater Mining Co............................................     1.75%        10/15/32            24,504
                                                                                                                -------------
                                                                                                                       96,043
                                                                                                                -------------
                 MULTI-UTILITIES - 0.5%
            375  CenterPoint Energy, Inc.........................................     4.18%        09/15/29            24,539
                                                                                                                -------------
                 PERSONAL PRODUCTS - 0.6%
         29,000  Herbalife Ltd...................................................     2.00%        08/15/19            27,641
                                                                                                                -------------
                 PHARMACEUTICALS - 3.7%
         16,000  ALZA Corp.......................................................      (b)         07/28/20            24,690
         26,000  Impax Laboratories, Inc. (a)....................................     2.00%        06/15/22            24,196
         50,000  Jazz Investments I Ltd..........................................     1.88%        08/15/21            55,875
         40,000  Medicines Co./The...............................................     1.38%        06/01/17            55,075
         14,000  Teva Pharmaceutical Finance Co., LLC, Series C..................     0.25%        02/01/26            18,489
                                                                                                                -------------
                                                                                                                      178,325
                                                                                                                -------------
                 REAL ESTATE INVESTMENT TRUSTS - 4.4%
         25,000  Empire State Realty OP LP (a)...................................     2.63%        08/15/19            27,125
         55,000  Extra Space Storage LP (a)......................................     3.13%        10/01/35            60,706
         46,000  National Health Investors, Inc..................................     3.25%        04/01/21            48,300
         36,000  Spirit Realty Capital, Inc......................................     2.88%        05/15/19            37,845
         39,000  Starwood Property Trust, Inc....................................     4.55%        03/01/18            39,878
                                                                                                                -------------
                                                                                                                      213,854
                                                                                                                -------------
                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.7%
         31,000  Inphi Corp. (a).................................................     1.13%        12/01/20            32,182
         47,000  Integrated Device Technology, Inc. (a)..........................     0.88%        11/15/22            44,033
         23,000  Intel Corp......................................................     2.95%        12/15/35            28,534
         61,000  Intel Corp......................................................     3.25%        08/01/39            92,873
         15,000  Lam Research Corp...............................................     0.50%        05/15/16            19,153
         28,000  Lam Research Corp...............................................     1.25%        05/15/18            39,095
         70,000  Microchip Technology, Inc.......................................     1.63%        02/15/25            72,931
         15,000  Microchip Technology, Inc.......................................     2.13%        12/15/37            30,075

                        See Notes to Financial Statements                 Page 7

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                                          STATED         STATED
     VALUE                                   DESCRIPTION                              COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -----------  --------------  -------------
CONVERTIBLE CORPORATE BONDS (CONTINUED)

                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
$        22,000  Micron Technology, Inc., Series E...............................     1.63%        02/15/33     $      26,359
          7,000  Novellus Systems, Inc...........................................     2.63%        05/15/41            15,956
         55,000  NVIDIA Corp.....................................................     1.00%        12/01/18            98,278
         24,000  NXP Semiconductors NV...........................................     1.00%        12/01/19            27,300
         42,000  ON Semiconductor Corp., Series B................................     2.63%        12/15/26            44,809
         21,000  SunPower Corp. (a)..............................................     4.00%        01/15/23            20,396
         15,000  Xilinx, Inc.....................................................     2.63%        06/15/17            22,556
                                                                                                                -------------
                                                                                                                      614,530
                                                                                                                -------------
                 SOFTWARE - 9.1%
         23,000  Bottomline Technologies de Inc..................................     1.50%        12/01/17            23,978
         25,000  BroadSoft, Inc..................................................     1.50%        07/01/18            28,219
         79,000  Citrix Systems, Inc.............................................     0.50%        04/15/19            89,616
         75,000  Nuance Communications, Inc. (a).................................     1.00%        12/15/35            68,156
         42,000  Red Hat, Inc....................................................     0.25%        10/01/19            51,949
         28,000  Rovi Corp.......................................................     0.50%        03/01/20            26,687
         70,000  salesforce.com, Inc.............................................     0.25%        04/01/18            88,462
         34,000  ServiceNow, Inc.................................................      (b)         11/01/18            39,546
         15,000  Take-Two Interactive Software, Inc..............................     1.00%        07/01/18            24,628
                                                                                                                -------------
                                                                                                                      441,241
                                                                                                                -------------
                 TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.1%
         61,000  Electronics For Imaging, Inc....................................     0.75%        09/01/19            62,640
         16,000  SanDisk Corp....................................................     1.50%        08/15/17            25,090
         61,000  SanDisk Corp....................................................     0.50%        10/15/20            63,478
                                                                                                                -------------
                                                                                                                      151,208
                                                                                                                -------------
                 TOBACCO - 0.7%
         30,000  Vector Group Ltd................................................     1.75%        04/15/20            32,062
                                                                                                                -------------
                 TOTAL CONVERTIBLE CORPORATE BONDS...........................................................       3,371,375
                 (Cost $3,373,774)                                                                              -------------

                                                                                      STATED         STATED
     SHARES                                   DESCRIPTION                              RATE         MATURITY        VALUE
---------------  ----------------------------------------------------------------  -----------  --------------  -------------
CONVERTIBLE PREFERRED SECURITIES - 28.7%

                 AUTOMOBILES - 1.0%
            660  Fiat Chrysler Automobiles NV....................................     7.88%        12/15/16     $      48,056
                                                                                                                -------------
                 BANKS - 6.2%
            105  Bank of America Corp., Series L.................................     7.25%           (d)             123,721
             15  Huntington Bancshares, Inc./OH, Series A........................     8.50%           (d)              20,423
            126  Wells Fargo & Co., Series L.....................................     7.50%           (d)             156,996
                                                                                                                -------------
                                                                                                                      301,140
                                                                                                                -------------
                 COMMERCIAL SERVICES & SUPPLIES - 0.4%
            250  Stericycle, Inc.................................................     5.25%        09/15/18            19,415
                                                                                                                -------------
                 DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
            460  Frontier Communications Corp., Series A.........................    11.13%        06/29/18            47,978
                                                                                                                -------------
                 ELECTRIC UTILITIES - 2.0%
            760  Exelon Corp.....................................................     6.50%        06/01/17            36,829
            975  NextEra Energy, Inc.............................................     5.80%        09/01/16            58,939
                                                                                                                -------------
                                                                                                                       95,768
                                                                                                                -------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

APRIL 30, 2016 (UNAUDITED)

                                                                                      STATED         STATED
     SHARES                                   DESCRIPTION                              RATE         MATURITY        VALUE
---------------  ----------------------------------------------------------------  -----------  --------------  -------------
CONVERTIBLE PREFERRED SECURITIES (CONTINUED)

                 FOOD PRODUCTS - 2.4%
            230  Post Holdings, Inc..............................................     5.25%        06/01/17     $      30,065
          1,195  Tyson Foods, Inc................................................     4.75%        07/15/17            87,164
                                                                                                                -------------
                                                                                                                      117,229
                                                                                                                -------------
                 HEALTH CARE PROVIDERS & SERVICES - 0.7%
            795  Anthem, Inc.....................................................     5.25%        05/01/18            36,848
                                                                                                                -------------
                 MACHINERY - 0.5%
            210  Stanley Black & Decker, Inc.....................................     6.25%        11/17/16            24,872
                                                                                                                -------------
                 METALS & MINING - 0.7%
            855  Alcoa Inc., Series 1............................................     5.38%        10/01/17            32,558
                                                                                                                -------------
                 MULTI-UTILITIES - 2.4%
            440  Black Hills Corp................................................     7.75%        11/01/18            29,841
          1,720  Dominion Resources, Inc.........................................     6.38%        07/01/17            84,848
                                                                                                                -------------
                                                                                                                      114,689
                                                                                                                -------------
                 OIL, GAS & CONSUMABLE FUELS - 2.3%
            560  Anadarko Petroleum Corp.........................................     7.50%        06/07/18            21,258
            320  Hess Corp.......................................................     8.00%        02/01/19            24,326
            875  Kinder Morgan, Inc./DE, Series A................................     9.75%        10/26/18            38,640
            945  Southwestern Energy Co., Series B...............................     6.25%        01/15/18            29,947
                                                                                                                -------------
                                                                                                                      114,171
                                                                                                                -------------
                 PHARMACEUTICALS - 4.8%
            180  Allergan PLC, Series A..........................................     5.50%        03/01/18           146,068
             97  Teva Pharmaceutical Industries Ltd..............................     7.00%        12/15/18            87,397
                                                                                                                -------------
                                                                                                                      233,465
                                                                                                                -------------
                 REAL ESTATE INVESTMENT TRUSTS - 3.2%
            770  American Tower Corp., Series A..................................     5.25%        05/15/17            81,728
            455  Crown Castle International Corp., Series A......................     4.50%        11/01/16            48,176
            380  Welltower, Inc., Series I.......................................     6.50%           (d)              23,457
                                                                                                                -------------
                                                                                                                      153,361
                                                                                                                -------------
                 WIRELESS TELECOMMUNICATION SERVICES - 1.1%
            760  T-Mobile US, Inc................................................     5.50%        12/15/17            51,536
                                                                                                                -------------
                 TOTAL CONVERTIBLE PREFERRED SECURITIES.....................................................        1,391,086
                 (Cost $1,402,093)                                                                              -------------

                 TOTAL INVESTMENTS - 98.2%..................................................................        4,762,461
                 (Cost $4,775,867) (e)
                 NET OTHER ASSETS AND LIABILITIES - 1.8%....................................................           87,260
                                                                                                                -------------
                 NET ASSETS - 100.0%........................................................................    $   4,849,721
                                                                                                                =============


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

APRIL 30, 2016 (UNAUDITED)

-----------------------------

(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by SSI Investment Management Inc., the sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At April 30, 2016, securities noted as such amounted to $389,386 or 8.0% of net assets.

(b)   Zero coupon security.

(c) Multi-Step Coupon Bond - Coupon steps up or down at predetermined dates. The interest rate shown reflects the rate in effect at April 30, 2016.

(d)   Perpetual maturity.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $175,745 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $189,151.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                               LEVEL 2            LEVEL 3
                                                          TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                        VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                        4/30/2016           PRICES             INPUTS             INPUTS
                                                     ---------------    ---------------    ---------------    ---------------
Convertible Corporate Bonds*.......................  $     3,371,375    $            --    $     3,371,375    $            --
                                                     ---------------    ---------------    ---------------    ---------------
Convertible Preferred Securities:
   Automobiles.....................................           48,056                 --             48,056                 --
   Food Products ..................................          117,229             87,164             30,065                 --
   Pharmaceuticals ................................          233,465            146,068             87,397                 --
   Other industry categories*......................          992,336            992,336                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total Convertible Preferred Securities.............        1,391,086          1,225,568            165,518                 --
                                                     ---------------    ---------------    ---------------    ---------------
Total Investments..................................  $     4,762,461    $     1,225,568    $     3,536,893    $            --
                                                     ===============    ===============    ===============    ===============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2016.


Page 10                 See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value..................................................      $    4,762,461
Cash...................................................................              77,799
Receivables:
   Investment securities sold..........................................              38,277
   Interest............................................................              13,067
   Dividends...........................................................               4,235
                                                                             --------------
   Total Assets........................................................           4,895,839
                                                                             --------------

LIABILITIES:
Payables:
   Investment securities purchased.....................................              42,332
   Investment advisory fees............................................               3,786
                                                                             --------------
   Total Liabilities...................................................              46,118
                                                                             --------------
NET ASSETS.............................................................      $    4,849,721
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital........................................................      $    5,023,050
Par value..............................................................               2,000
Accumulated net investment income (loss)...............................            (131,971)
Accumulated net realized gain (loss) on investments....................             (29,952)
Net unrealized appreciation (depreciation) on investments..............             (13,406)
                                                                             --------------
NET ASSETS.............................................................      $    4,849,721
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        24.25
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................             200,002
                                                                             ==============
Investments, at cost...................................................      $    4,775,867
                                                                             ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 3, 2015 (A) THROUGH APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Dividends................................................................    $       32,878
Foreign tax withholding..................................................              (277)
Interest.................................................................           (89,302)
Other....................................................................                26
                                                                             --------------
   Total investment income...............................................           (56,675)
                                                                             --------------

EXPENSES:
Investment advisory fees.................................................            22,256
                                                                             --------------
   Total expenses........................................................            22,256
                                                                             --------------
NET INVESTMENT INCOME (LOSS).............................................           (78,931)
                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments...............................           (29,952)
   Net change in unrealized appreciation (depreciation) on investments...           (13,406)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..................................           (43,358)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.......................................................    $     (122,289)
                                                                             ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the creation units were established.


Page 12                 See Notes to Financial Statements

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD NOVEMBER 3, 2015 (A) THROUGH APRIL 30, 2016 (UNAUDITED)

OPERATIONS:
Net investment income (loss)...........................................      $      (78,931)
Net realized gain (loss)...............................................             (29,952)
Net change in unrealized appreciation (depreciation)...................             (13,406)
                                                                             --------------
Net increase (decrease) in net assets resulting from operations........            (122,289)
                                                                             --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................             (53,040)
                                                                             --------------
Total distributions to shareholders....................................             (53,040)
                                                                             --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................           5,025,050
Cost of shares redeemed................................................                  --
                                                                             --------------
Net increase (decrease) in net assets resulting from shareholder
   transactions........................................................           5,025,050
                                                                             --------------
Total increase (decrease) in net assets................................           4,849,721

NET ASSETS:
Beginning of period....................................................                  --
                                                                             --------------
End of period..........................................................      $    4,849,721
                                                                             ==============
Accumulated net investment income (loss) at end of period..............      $     (131,971)
                                                                             ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................                  --
Shares sold............................................................             200,002
Shares redemmed........................................................                  --
                                                                             --------------
Shares outstanding, end of period......................................             200,002
                                                                             ==============


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.


                        See Notes to Financial Statements                Page 13

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                            FOR THE PERIOD
                                             11/3/2015 (a)
                                                THROUGH
                                               4/30/2016
                                              (UNAUDITED)
                                           ----------------

Net asset value, beginning of period          $    25.00
                                              ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       (0.39)
Net realized and unrealized gain (loss)            (0.09)
                                              ----------
Total from investment operations                   (0.48)
                                              ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              (0.27)
                                              ----------
Total distributions                                (0.27)
                                              ----------
Net asset value, end of period                $    24.25
                                              ==========
TOTAL RETURN (b)                                   (1.93)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    4,850
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets       0.95% (c)
Ratio of net investment income (loss) to
   average net assets                              (3.37)% (c)
Portfolio turnover rate (d)                           27%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                           APRIL 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust SSI Strategic Convertible Securities ETF (the "Fund"), which trades under the ticker "FCVT" on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a diversified portfolio U.S. and non-U.S. convertible securities.

                     2. VALUATION AND INVESTMENT PRACTICES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Convertible preferred stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Convertible corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                           APRIL 30, 2016 (UNAUDITED)

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the fundamental business data relating to the issuer;

            2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

            3)    the type, size and cost of security;

            4)    the financial statements of the issuer;

            5) the credit quality and cash flow of the issuer, based on the sub-advisor's or external analysis;

            6) the information as to any transactions in or offers for the security;

            7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

            8)    the coupon payments;

            9) the quality, value and salability of collateral, if any, securing the security;

           10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

           11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

           12)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

            1)    the type of security;

            2)    the size of the holding;

            3)    the initial cost of the security;

            4)    transactions in comparable securities;

            5)    price quotes from dealers and/or pricing services;

            6)    relationships among various securities;

            7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            8)    an analysis of the issuer's financial statements; and

            9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                           APRIL 30, 2016 (UNAUDITED)

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and has no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

D. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of April 30, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                           APRIL 30, 2016 (UNAUDITED)

The Fund and First Trust have retained SSI Investment Management Inc. ("SSI" or the "Sub-Advisor"), to serve as its investment sub-advisor. In this capacity, SSI is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise SSI and its management of the investment of the Fund's assets and will pay SSI for its services as the Fund's sub-advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. SSI receives a sub-advisory fee from First Trust.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

At a meeting on December 7, 2015, the Board of Trustees accepted Mr. Mark Bradley's resignation from his position as the President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board of Trustees elected Mr. James Dykas, formerly Chief Financial Officer and Treasurer of the Trust, to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended April 30, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, for the Fund were $6,226,665 and $1,256,457, respectively. For the period ended April 30, 2016, the Fund had no in-kind transactions.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                           APRIL 30, 2016 (UNAUDITED)

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to affect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On May 19, 2016, the Fund declared a distribution of $0.03 per share to shareholders of record on May 24, 2016, payable May 31, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                           APRIL 30, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

BDC RISK. The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. Investments in BDCs may be subject to price volatility and lack of liquidity. Debt securities and preferred securities issued by BDCs may be rated below investment grade (referred to as "junk" bonds), including in the lowest possible rating category, or unrated. Shares of BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. Moreover, a shareholder of a BDC will indirectly bear its pro rata share of the fees and expenses incurred by the BDC in which it invests, including advisory fees. The BDCs held by the Fund may employ the use of leverage through borrowings or the issuance of preferred stock. This leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. The loss on a leveraged investment may far exceed the principal amount invested. Moreover, the use of leverage may result in a BDC having to liquidate holdings when it may not be advantageous to do so. Investments in BDCs include risks associated with their holdings of smaller issuers and private companies. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive. For example, BDCs may invest in the debt of a company, which involves risk that the company may default on its payments or declare bankruptcy, and many of the debt instruments in which a BDC may invest will not be rated by a credit rating agency and may be below investment grade quality (referred to as "junk" bonds). A BDC's investments are generally less liquid than publicly traded securities and are subject to restrictions on their resale. The illiquidity of a BDC's holdings may make it difficult for the BDC to sell such investments if the need arises, and thus the BDC may be unable to take advantage of market opportunities or it may be forced to sell illiquid securities at a loss if it is required to raise cash for operations. Some BDCs are listed and trade on an exchange and other BDCs are not traded on an exchange and trade only in private transactions. BDCs that are not traded on an exchange may be less liquid than those that are traded on an exchange. An investment in BDCs may result in a complete loss of the investment.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CONVERTIBLE SECURITIES RISK. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying equity security or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The market values of convertible securities tend to decline as interest rates increase. However, a convertible security's market value also tends to reflect the market price of the equity security of the issuing company, particularly when the price of the equity security is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying equity security). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation. Moreover, there can be no assurance that convertible securities will provide current income prior to conversion because the issuers of the convertible securities may default on their obligations.


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          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                           APRIL 30, 2016 (UNAUDITED)

Mandatory convertible securities are a subset of convertible securities. The conversion of such securities is not optional, and the conversion price at maturity is based solely upon the market price of the underlying equity security, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally are subject to a greater risk of loss of value than securities convertible at the option of the holder.

Contingent convertible securities (which generally provide for conversion under certain circumstances) are also a subset of convertible securities. They may have some of the characteristics of high yield bonds (referred to as "junk" bonds), while providing exposure to equity-like losses and volatility. Similar to mandatory convertible securities (and unlike traditional convertible securities), some contingent convertible securities provide for mandatory conversion under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Additionally, contingent convertible securities may contain features that limit an investor's ability to convert the security into the underlying equity security unless certain conditions are met. A typical feature may require that a security be convertible only when the sale price of the underlying common stock exceeds the conversion price by a specified percentage (e.g., the sale price of the common stock is greater than or equal to 130% of the conversion price) for a certain specified period of time (e.g., for at least 20 days during a span of 30 consecutive days in a month), or upon the occurrence of certain other specified conditions. Also, since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Further, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. Additionally, some contingent convertible securities have characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security's par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security's par value. Moreover, various contingent convertible securities may contain features that limit an investor's ability to convert the security unless certain conditions are met.

The values of certain synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because such synthetic convertibles are composed of two or more separate securities or instruments, each with its own market value. In addition, if the value of the underlying equity security or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible securities created by other parties generally have economic characteristics similar to those of a traditional convertible security; however, the issuer of the synthetic convertible security assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Therefore, the Fund is subject to the credit risk associated with the counterparty creating the synthetic convertible instrument. Synthetic convertible securities may also be subject to additional liquidity risk and to the risks associated with derivatives.

CREDIT RISK. An issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened if the Fund invests in "high yield" or "junk" securities; such securities involve greater risks than investment grade debt securities with similar maturities, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEBT SECURITIES RISK. An investment in the Fund involves risk associated with an investment in debt securities including the risk that certain of the securities in the Fund may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund and reduced distributions to shareholders.

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          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                           APRIL 30, 2016 (UNAUDITED)

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

DERIVATIVES RISK. The use of swaps, options, futures contracts, forward contracts and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. The Fund may hold equity securities in its portfolio through direct investments in equity securities or upon conversion of a convertible security. The value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

ETNS RISK. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings and, therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the sub-advisor of the Fund will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                           APRIL 30, 2016 (UNAUDITED)

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

RESTRICTED SECURITIES RISK. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund recovers upon the sale of such securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities.

WARRANTS RISK. The prices of warrants, which entitle the holder to purchase equity securities at specific prices for a certain period of time, do not necessarily move parallel to the prices of the underlying securities and likely fluctuate more than the prices of the underlying securities. Warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. ("First Trust" or the "Advisor") on behalf of the First Trust SSI Strategic Convertible Securities ETF (the "Fund") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and SSI Investment Management Inc. (the "Sub-Advisor"), for an initial two-year term at a meeting held on January 21, 2015. The Board of Trustees determined that the Agreements are in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by advisors to other comparable exchange-traded funds ("ETFs"), and as compared to fees charged to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; fall out benefits to First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"); and a summary of the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and First Trust and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of services to be provided by the Advisor and the Sub-Advisor under the Agreements and considered that the Advisor's employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care.

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ADDITIONAL INFORMATION (CONTINUED)
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          FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF (FCVT)
                           APRIL 30, 2016 (UNAUDITED)

The Board considered that the Fund is not designed to track the performance of an index and will employ an advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that First Trust will be responsible for the overall management and administration of the Fund and reviewed the services to be provided by First Trust to the Fund, including the oversight of the Sub-Advisor. The Board considered the compliance program that had been developed by First Trust and considered it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. It also considered the efforts expended by First Trust in organizing the Trust and in arranging for other entities to provide services to the Fund. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team and the Sub-Advisor's investment style. At the meeting, the Trustees received a presentation from five representatives of the Sub-Advisor, including the Chief Executive Officer, the President, the Chief Investment Officer and a portfolio manager, and were able to ask questions about the Sub-Advisor and the Sub-Advisor's proposed investment strategies for the Fund. The Sub-Advisor's representatives stated that the Sub-Advisor provides sub-advisory services to a registered investment company and thus has familiarity with the requirements of the 1940 Act. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the Fund's unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.95% of its average daily net assets. The Board also noted that, from the unitary fee, First Trust would pay the Sub-Advisor a sub-advisory fee equal to one half of any remaining monthly unitary fee paid to the Advisor after the Fund's average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month. The Board also noted that First Trust would be responsible for the Fund's ordinary operating expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and license fees, if any, but excluding the fee payments under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions such as dividend and distribution expenses from securities sold short and/or other investment-related costs, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by Management Practice Inc. ("MPI"), an independent source, as well as by First Trust, for the Fund on the advisory fees and expense ratios of other comparable ETFs, but also noted First Trust's statements about the limitations on the comparability of the peer groups with the Fund, including that not all of the ETFs in the MPI peer group are actively managed. The Board also considered supplemental information provided by First Trust on advisory fees and expense ratios of all actively managed ETFs as of a recent date. The Board noted that the Fund's expense ratio under its proposed unitary fee was above the median expense ratio of its MPI peer group. The Board compared the Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and to the advisory fees charged by First Trust to other advisory clients, noting the Advisor's statement that it provides services to First Trust Tactical High Yield ETF and First Trust Senior Loan Fund, both of which are actively managed ETFs that invest in below grade securities, the former of which also pays an annual unitary fee of 0.95%. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and the Sub-Advisor, but that a unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Advisory Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Advisory Agreement to First Trust. The Board also considered that the Sub-Advisor was unable to estimate the profitability of the Sub-Advisory Agreement to the Sub-Advisor and that the Sub-Advisor would be paid by the Advisor from the unitary fee. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party, and the fee is a net fee payable after the Fund's ordinary operating expenses are paid. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP's relationship with the Fund. The Board considered fall out benefits described by the Sub-Adviser that may be realized from its relationship with the Fund, including from soft-dollar arrangements, and the Advisor's proposal that the Sub-Advisor also serve as sub-advisor to a new closed-end fund being organized by the Advisor. The Board also considered the Advisor's statement that it or an affiliate may make an investment in the Sub-Advisor.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements are in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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FIRST TRUST

First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
SSI Investment Management Inc.
9440 Santa Monica Blvd, 8th Floor
Beverly Hills, California 90210

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
--------------------------------------------------------------------------------

First Trust Heitman Global Prime Real Estate ETF (PRME)

Semi-Annual Report
For the Period
November 11, 2015
(Commencement of Operations)
through April 30, 2016

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016

Shareholder Letter...........................................................  1
Fund Performance Overview....................................................  2
Portfolio Management.........................................................  4
Understanding Your Fund Expenses.............................................  5
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities..........................................  8
Statement of Operations......................................................  9
Statement of Changes in Net Assets........................................... 10
Financial Highlights......................................................... 11
Notes to Financial Statements................................................ 12
Additional Information....................................................... 17

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Heitman Real Estate Securities LLC ("Heitman" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report (First Trust Heitman Global Prime Real Estate ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http:www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by the personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2016

Dear Shareholders:

Thank you for your investment in First Trust Heitman Global Prime Real Estate ETF (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment since the Fund's inception date of November 11, 2015. Additionally, First Trust compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices, and second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

First Trust Heitman Global Prime Real Estate ETF (the "Fund") is an actively managed exchange-traded fund that seeks to deliver long-term total return by investing, under normal market conditions, at least 80% of its assets in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts ("REITs"), real estate operating companies ("REOCs") and common stocks or depositary receipts of companies primarily engaged in the real estate industry. Accordingly, the Fund is concentrated in REITs and/or real estate management and development companies (including REOCs), sub-industries of the real estate industry group. The Fund will not invest directly in real estate. Shares of the Fund are listed on the NYSE Arca, Inc. under the ticker symbol "PRME."

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                CUMULATIVE
                                                               TOTAL RETURNS
                                                           Inception (11/11/15)
                                                                to 4/30/16
FUND PERFORMANCE
NAV                                                                4.74%
Market Price                                                       4.74%

INDEX PERFORMANCE
FTSE EPRA/NAREIT Developed Index                                   7.94%
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

-----------------------------------------------------------
                                                % OF TOTAL
SUB-INDUSTRY CLASSIFICATION                     INVESTMENTS
-----------------------------------------------------------
Retail REITs                                      27.0%
Office REITs                                      23.8
Diversified REITs                                 14.5
Real Estate Operating Companies                   12.9
Industrial REITs                                   9.3
Diversified Real Estate Activities                 5.5
Residential REITs                                  4.9
Hotel & Resort REITs                               2.1
                                                 ------
     Total                                       100.0%
                                                 ======

-----------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                 INVESTMENTS
-----------------------------------------------------------
Rexford Industrial Realty, Inc.                    5.2%
AvalonBay Communities, Inc.                        4.9
SL Green Realty Corp.                              4.6
Unibail-Rodamco SE                                 4.6
Federal Realty Investment Trust                    4.3
General Growth Properties, Inc.                    4.1
Mitsui Fudosan Co. Ltd.                            3.7
Gecina S.A.                                        3.4
Vornado Realty Trust                               3.4
Derwent London PLC                                 3.2
                                                 ------
     Total                                        41.4%
                                                 ======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       NOVEMBER 11, 2015 - APRIL 30, 2016

               First Trust
          Heitman Global Prime            FTSE EPRA/NAREIT
             Real Estate ETF              Developed Index
11/11/15         $10,000                      $10,000
4/30/16          10,474                        10,794

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH APRIL 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 12, 2015 (commencement of trading) through April 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/12/15 - 4/30/16         46               3               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD         0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/12/15 - 4/30/16         81               6               1             0

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                           APRIL 30, 2016 (UNAUDITED)

                               INVESTMENT MANAGER

First Trust Advisors L.P., 120 E. Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the First Trust Heitman Global Prime Real Estate ETF (the "Fund") Heitman Real Estate Securities LLC, a registered investment advisor (the "Sub-Advisor") located in Chicago, Illinois, serves as the sub-advisor to the Fund with responsibility for North America. Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH, each a registered investment advisor located in Hong Kong and Germany, respectively, and each an affiliate of the Sub-Advisor, serve as sub-sub advisors to the Fund with responsibility for investments in the Asia-Pacific region and Europe.

                           PORTFOLIO MANAGEMENT TEAM

JERRY EHLINGER - MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER FOR NORTH AMERICAN PUBLIC REAL ESTATE SECURITIES
MARK ABRAMSON - MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER FOR EUROPEAN PUBLIC REAL ESTATE SECURITIES
JOHN WHITE - MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER FOR ASIA-PACIFIC PUBLIC REAL ESTATE SECURITIES

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

UNDERSTANDING YOUR FUND EXPENSES
APRIL 30, 2016 (UNAUDITED)

As a shareholder of First Trust Heitman Global Prime Real Estate ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended April 30, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                          EXPENSE RATIO     DURING THE PERIOD
                                                     BEGINNING            ENDING          BASED ON THE    NOVEMBER 11, 2015 (a)
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                               NOVEMBER 11, 2015 (a)  APRIL 30, 2016      IN THE PERIOD    APRIL 30, 2016 (b)
----------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
Actual                                              $1,000.00           $1,047.40             0.95%                $4.57
Hypothetical (5% return before expenses)            $1,000.00           $1,020.14             0.95%                $4.77

(a)   Inception date.
(b) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (November 11, 2015 through April 30, 2016), and multiplied by 172/366. Hypothetical expenses are assumed for the most recent one-half year period.

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
REAL ESTATE INVESTMENT TRUSTS (a) - 77.7%

                  AUSTRALIA - 4.1%
           8,153  Goodman Group................................................................................  $        42,712
          10,747  GPT Group....................................................................................           41,102
          17,413  Vicinity Centres.............................................................................           43,957
                                                                                                                 ---------------
                                                                                                                         127,771
                                                                                                                 ---------------
                  FRANCE - 7.0%
             535  Fonciere Des Regions.........................................................................           50,625
             360  Unibail-Rodamco SE...........................................................................           96,459
                                                                                                                 ---------------
                                                                                                                         147,084
                                                                                                                 ---------------
                  GERMANY - 3.1%
           4,679  alstria office REIT-AG.......................................................................           65,632
                                                                                                                 ---------------
                  JAPAN - 11.7%
              10  Global One Real Estate Investment Corp.......................................................           42,199
              36  GLP J-Reit...................................................................................           44,459
              29  Hulic Reit Inc...............................................................................           50,723
              33  Mori Hills REIT Investment Corp..............................................................           50,120
               9  Nippon Building Fund, Inc....................................................................           58,027
                                                                                                                 ---------------
                                                                                                                         245,528
                                                                                                                 ---------------
                  SINGAPORE - 7.0%
          38,057  CapitaLand Mall Trust........................................................................           58,577
          38,193  Mapletree Commercial Trust...................................................................           42,599
          59,553  Mapletree Greater China Commercial Trust.....................................................           45,611
                                                                                                                 ---------------
                                                                                                                         146,787
                                                                                                                 ---------------
                  SPAIN - 2.0%
           3,705  Merlin Properties Socimi S.A.................................................................           43,060
                                                                                                                 ---------------
                  UNITED KINGDOM - 30.5%
           4,613  British Land (The) Co., PLC..................................................................           48,462
           1,410  Derwent London PLC...........................................................................           67,658
           5,793  Hammerson PLC................................................................................           49,475
           3,744  Shaftesbury PLC..............................................................................           49,782
                                                                                                                 ---------------
                                                                                                                         215,377
                                                                                                                 ---------------
                  UNITED STATES - 25.9%
             573  AvalonBay Communities, Inc...................................................................          101,301
           1,740  Chesapeake Lodging Trust.....................................................................           42,856
             586  Federal Realty Investment Trust..............................................................           89,119
           3,066  General Growth Properties, Inc...............................................................           85,940
           4,623  New York REIT, Inc...........................................................................           45,444
           5,743  Rexford Industrial Realty, Inc...............................................................          107,796
             921  SL Green Realty Corp.........................................................................           96,778
             737  Vornado Realty Trust.........................................................................           70,553
                                                                                                                 ---------------
                                                                                                                         639,787
                                                                                                                 ---------------
                  TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................................        1,631,026
                  (Cost $1,522,785)                                                                              ---------------


Page 6                  See Notes to Financial Statements

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

APRIL 30, 2016 (UNAUDITED)

     SHARES                                                DESCRIPTION                                                VALUE
----------------  ---------------------------------------------------------------------------------------------  ---------------
COMMON STOCKS (a) - 21.7%

                  CANADA - 1.9%
           2,436  First Capital Realty, Inc....................................................................  $        39,432
                                                                                                                 ---------------
                  FRANCE - 3.4%
             497  Gecina S.A...................................................................................           71,876
                                                                                                                 ---------------
                  GERMANY - 2.6%
           1,169  Deutsche EuroShop AG.........................................................................           54,473
                                                                                                                 ---------------
                  HONG KONG - 4.5%
           2,918  Sun Hung Kai Properties Ltd..................................................................           36,866
          21,866  Swire Properties Ltd.........................................................................           57,083
                                                                                                                 ---------------
                                                                                                                          93,949
                                                                                                                 ---------------
                  JAPAN - 3.7%
           3,035  Mitsui Fudosan Co., Ltd......................................................................           77,729
                                                                                                                 ---------------
                  SPAIN - 2.8%
          75,554  Inmobiliaria Colonial S.A. (b)...............................................................           57,964
                                                                                                                 ---------------
                  SWEDEN - 2.9%
           3,650  Fabege AB....................................................................................           60,906
                                                                                                                 ---------------
                  TOTAL COMMON STOCKS..........................................................................          456,329
                                                                                                                 ---------------
                  (Cost $436,216)

                  TOTAL INVESTMENTS - 99.4%....................................................................        2,087,355
                  (Cost $1,959,001) (c)
                  NET OTHER ASSETS AND LIABILITIES - 0.6%......................................................           12,509
                                                                                                                 ---------------
                  NET ASSETS - 100.0%..........................................................................  $     2,099,864
                                                                                                                 ===============

-----------------------------

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $156,470 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $28,116.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                                  LEVEL 2            LEVEL 3
                                                             TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                           VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                           4/30/2016           PRICES             INPUTS             INPUTS
                                                        ---------------    ---------------    ---------------    ---------------
Real Estate Investment Trusts*.....................     $     1,631,026    $     1,631,026    $            --    $            --
Common Stocks*.....................................             456,329            456,329                 --                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total Investments..................................     $     2,087,355    $     2,087,355    $            --    $            --
                                                        ===============    ===============    ===============    ===============

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between levels at April 30, 2016.


                        See Notes to Financial Statements                 Page 7

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value......................................................  $    2,087,355
Cash.......................................................................           7,417
Foreign currency...........................................................             975
Receivables:
   Dividends...............................................................           4,790
   Dividend reclaims.......................................................             939
                                                                             --------------
   Total Assets............................................................       2,101,476
                                                                             --------------

LIABILITIES:
Payables:
   Investment advisory fees................................................           1,612
                                                                             --------------
   Total Liabilities.......................................................           1,612
                                                                             --------------
NET ASSETS.................................................................  $    2,099,864
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital............................................................  $    2,015,020
Par value..................................................................           1,000
Accumulated net investment income (loss)...................................          10,517
Accumulated net realized gain (loss) on investments........................         (55,203)
Net unrealized appreciation (depreciation) on investments..................         128,530
                                                                             --------------
NET ASSETS.................................................................  $    2,099,864
                                                                             ==============
NET ASSET VALUE, per share.................................................  $        21.00
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..................................         100,002
                                                                             ==============
Investments, at cost.......................................................  $    1,959,001
                                                                             ==============
Foreign currency, at cost (proceeds).......................................  $          978
                                                                             ==============


Page 8                  See Notes to Financial Statements

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 11, 2015 (a) THROUGH APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Dividends..................................................................  $       32,428
Foreign tax withholding....................................................          (2,015)
Other......................................................................              51
                                                                             --------------
   Total investment income.................................................          30,464
                                                                             --------------

EXPENSES:
Investment advisory fees...................................................           8,827
                                                                             --------------
   Total expenses..........................................................           8,827
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...............................................          21,637
                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.............................................................         (54,701)
   Foreign currency transactions...........................................            (502)
                                                                             --------------
Net realized gain (loss)...................................................         (55,203)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.............................................................         128,354
   Foreign currency translation............................................             176
                                                                             --------------
Net change in unrealized appreciation (depreciation).......................         128,530
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)....................................          73,327
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................................  $       94,964
                                                                             ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the creation units were established.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

STATEMENT OF CHANGES IN NET ASSETS


                                                                             FOR THE PERIOD
                                                                              11/11/15 (a)
                                                                                THROUGH
                                                                               4/30/2016
                                                                              (UNAUDITED)
                                                                             --------------
OPERATIONS:
Net investment income (loss)...............................................  $       21,637
Net realized gain (loss)...................................................         (55,203)
Net change in unrealized appreciation (depreciation).......................         128,530
                                                                             --------------
Net increase (decrease) in net assets resulting from operations............          94,964
                                                                             --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................................................         (11,120)
                                                                             --------------
Total distributions to shareholders........................................         (11,120)
                                                                             --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..................................................       2,016,020
Cost of shares redeemed....................................................              --
                                                                             --------------
Net increase (decrease) in net assets resulting from shareholder
   transactions ...........................................................       2,016,020
                                                                             --------------
Total increase (decrease) in net assets....................................       2,099,864

NET ASSETS:
Beginning of period........................................................              --
                                                                             --------------
End of period..............................................................  $    2,099,864
                                                                             ==============
Accumulated net investment income (loss) at end of period..................  $       10,517
                                                                             ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period....................................              --
Shares sold................................................................         100,002
                                                                             --------------
Shares outstanding, end of period..........................................         100,002
                                                                             ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the creation units were established.


Page 10                 See Notes to Financial Statements

FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                FOR THE PERIOD
                                                11/11/2015 (a)
                                                   THROUGH
                                                APRIL 30, 2016
                                                 (UNAUDITED)
                                                --------------
Net asset value, beginning of period..........    $    20.16
                                                  ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................          0.22
Net realized and unrealized gain (loss) ......          0.73
                                                  ----------
Total from investment operations .............          0.95
                                                  ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ........................         (0.11)
                                                  ----------
Total distributions ..........................         (0.11)
                                                  ----------
Net asset value, end of period ...............    $    21.00
                                                  ==========
TOTAL RETURN (b)..............................          4.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .........    $    2,100
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets ....................................          0.95% (c)
Ratio of net investment income (loss) to
   average net assets ........................          2.33% (c)
Portfolio turnover rate (d)...................            36%

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 11


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NOTES TO FINANCIAL STATEMENTS
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            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                           APRIL 30, 2016 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eight funds that are offering shares. This report covers the First Trust Heitman Global Prime Real Estate ETF (the "Fund"), which trades under the ticker "PRME" on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the fund issues and redeems shares on a continuous basis, as net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to provide long-term total return. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in U.S. and non-U.S. exchange-traded real estate securities, which includes real estate investment trusts ("REITs"), real estate operating companies ("REOCs") and common stocks or depositary receipts of companies primarily engaged in the real estate industry (collectively, "Real Estate Securities"). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. (the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs") and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                           APRIL 30, 2016 (UNAUDITED)

security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

            1)    the type of security;

            2)    the size of the holding;

            3)    the initial cost of the security;

            4)    transactions in comparable securities;

            5)    price quotes from dealers and/or pricing services;

            6)    relationships among various securities;

            7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

            8)    an analysis of the issuer's financial statements; and

            9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

            1) the value of similar foreign securities traded on other foreign markets;

            2)    ADR trading of similar securities;

            3)    closed-end fund trading of similar securities;

            4)    foreign currency exchange activity;

            5) the trading prices of financial products that are tied to baskets of foreign securities;

            6) factors relating to the event that precipitated the pricing problem;

            7)    whether the event is likely to recur; and

            8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                           APRIL 30, 2016 (UNAUDITED)

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividend received and is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and has no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of April 30, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                           APRIL 30, 2016 (UNAUDITED)

The Fund and First Trust have retained Heitman Real Estate Securities LLC ("Heitman" or the "Sub-Advisor"), an affiliate of First Trust, to serve as its investment sub-advisor and Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH (the "Sub-Sub-Advisors") to serve as the investment sub-sub-advisors. In this capacity, the Sub-Advisor is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio and overseeing the Sub-Sub-Advisors. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Heitman and its management of the investment of the Fund's assets and will pay Heitman for its services as the Fund's sub-advisor. The Sub-Sub-Advisors' fees are paid by the Sub-Advisor out of the Sub-Advisor management fee. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

At a meeting held on December 7, 2015, the Board of Trustees accepted Mr. Mark Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board of Trustees elected Mr. James Dykas, formerly Chief Financial Officer and Treasurer of the Trust, to serve as the President and Chief Executive Officer, and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $734,927 and $719,297, respectively.

For the six months ended April 30, 2016, the cost of in-kind purchases was $1,996,815.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction fee is currently $700. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable,

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                           APRIL 30, 2016 (UNAUDITED)

any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $700. The Fund reserves the right to affect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before March 31, 2017.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined there were no subsequent events requiting recognition or disclosure in the financial statements.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                           APRIL 30, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ASIA INVESTMENT RISK. The Fund invests, in part, in securities issued by companies operating in Asia, and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries, including China, have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy, and may continue to do so.

CONCENTRATION RISK. The Fund is concentrated in REITs and/or real estate management and development companies. A fund concentrated in a single sector, industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

EMERGING MARKETS RISK. Investments in securities of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                           APRIL 30, 2016 (UNAUDITED)

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

EUROPE INVESTMENT RISK. The Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis and the related austerity measures in certain countries have had, and continue to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

INTEREST RATE RISK. The Fund is subject to interest rate risk. Increases in interest rates typically coincide with higher investor required returns and can lower the present value of a REIT's future earnings stream if not met with a commensurate increase in growth.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the portfolio managers of the Fund will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NEW FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. The Fund may invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

REAL ESTATE INVESTMENT RISK. The Fund invests in companies in the real estate industry, including REITs and REOCs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

REIT INVESTMENT RISK. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                           APRIL 30, 2016 (UNAUDITED)


             ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND INVESTMENT SUB-SUB-ADVISORY AGREEMENTS

The Board of Trustees of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. ("First Trust" or the "Advisor") on behalf of the First Trust Heitman Global Prime Real Estate ETF (the "Fund"), the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") among the Trust, on behalf of the Fund, the Advisor and Heitman Real Estate Securities LLC (the "Sub-Advisor"), and the Investment Sub-Sub-Advisory Agreements (the "Sub-Sub-Advisory Agreements") among the Trust, on behalf of the Fund, the Advisor, the Sub-Advisor and each of Heitman International Real Estate Securities HK Limited ("Heitman HK") and Heitman International Real Estate Securities GmbH ("Heitman GmbH" and together with Heitman HK, the "Sub-Sub-Advisors"). The Sub-Sub-Advisory Agreements, the Sub-Advisory Agreement and the Advisory Agreement are collectively referred to as the "Agreements." The Agreements were approved for an initial two-year term at a meeting held on March 8-9, 2015. The Board of Trustees determined that the Agreements are in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor (including information on the Sub-Sub-Advisors) in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor, the Sub-Advisor and the Sub-Sub-Advisors to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by advisors to other comparable exchange-traded funds ("ETFs") and global REIT mutual funds, and as compared to fees charged to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor, the Sub-Advisor and the Sub-Sub-Advisors; fall out benefits to First Trust and its affiliate, First Trust Portfolios L.P. ("FTP") and to the Sub-Advisor and Sub-Sub-Advisors; and a summary of the Advisor's and the Sub-Advisor's compliance program (which included the Sub-Sub-Advisors). The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor, the Sub-Advisor and the Sub-Sub-Advisors. The Board applied its business judgment to determine whether the arrangements between the Trust and First Trust; among the Trust, the Advisor and the Sub-Advisor; and among the Trust, the Advisor, the Sub-Advisor and each of Heitman HK and Heitman GmbH are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of services to be provided by the Advisor, the Sub-Advisor and the Sub-Sub-Advisors under the Agreements and considered that the Advisor's employees provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care. The Board considered that the Fund is not designed to track the performance of an index and will employ an advisor/sub-advisor/sub-sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that First Trust will be responsible for the overall management and administration of the Fund and reviewed the services to be provided by First Trust to the Fund, including the oversight of the Sub-Advisor and the Sub-Sub-Advisors. The Board considered the compliance program that had been developed by First Trust and considered that it includes a robust program for monitoring the Sub-Advisor's and Sub-Sub-Advisors' compliance with the 1940 Act and the Fund's investment objective and policies. It also considered the efforts expended by First Trust in organizing the Trust and in arranging for other entities to provide services to the Fund. With respect to the Sub-Advisory Agreement and Sub-Sub-Advisory Agreements, the Board noted the background and experience of the Sub-Advisor's and Sub-Sub-Advisors' portfolio management teams and the Sub-Advisor's and Sub-Sub-Advisors' investment style. At the meeting, the Trustees received a presentation from representatives of the Sub-Advisor and were able to ask questions about the Sub-Advisor and the Sub-Sub-Advisors and their proposed investment strategies for the Fund. The Sub-Advisor's representatives explained the reason for structuring the sub-advisory relationship with two sub-sub-advisors, noting that both Sub-Sub-Advisors are U.S. registered investment advisors that use the same Chief Compliance Officer as the Sub-Advisor, and that the structure was created so that the Sub-Advisor could achieve best execution by using its affiliates to execute certain portfolio transactions. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by the Advisor, Sub-Advisor and Sub-Sub-Advisors under the Agreements are expected to be satisfactory.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST HEITMAN GLOBAL PRIME REAL ESTATE ETF (PRME)
                           APRIL 30, 2016 (UNAUDITED)

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the Fund's unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.95% of its average daily net assets. The Board also noted that, from the unitary fee, First Trust would pay the Sub-Advisor a sub-advisory fee equal to one-half of any remaining monthly unitary fee paid to the Advisor after the Fund's average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month, and that the Sub-Advisor would pay each of Heitman HK and Heitman GmbH a pro-rata portion of the sub-advisory fee received from the Advisor based on the proportion of assets managed by each. The Board also noted that First Trust would be responsible for the Fund's ordinary operating expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, and license fees, if any, but excluding the fee payment under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions such as dividend and distribution expenses from securities sold short and/or other investment-related costs, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by Management Practice Inc. ("MPI"), an independent source, as well as by First Trust, for the Fund on the advisory fees and expense ratios of other comparable ETFs, as well as data provided by First Trust on advisory fees and expense ratios of global REIT mutual funds. The Board noted that four of the five funds in First Trust's and MPI's peer group overlapped, and that most of the ETFs in the peer groups are not actively managed. The Board noted that the Fund's expense ratio under its proposed unitary fee was above the median expense ratio of its MPI peer group and within the range of the expense ratios of the group of global REIT mutual funds provided by First Trust. The Board compared the Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and to the advisory fees charged by First Trust to other advisory clients, noting the Advisor's statement that it provides services to First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund ("FFR"), an index ETF that seeks investment results that correspond generally to the price and yield, before fees and expenses, of the FTSE EPRA/NAREIT Developed Index. The Board noted that FFR pays a lower annual unitary fee but considered that it is an index ETF and is not sub-advised. In light of the information considered and the nature, extent and quality of services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, the Sub-Advisor and the Sub-Sub-Advisors, but that a unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Advisory Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Advisory Agreement to First Trust. The Board considered estimated profitability information provided for the Sub-Advisor and Sub-Sub-Advisors. The Board noted that the Sub-Advisor would be paid by the Advisor from the unitary fee and the Sub-Sub-Advisors would be paid from the sub-advisory fee. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party, and the fee is a net fee payable after the Fund's ordinary operating expenses are paid. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP's relationship with the Fund. The Board considered fall out benefits described by the Sub-Advisor and Sub-Sub-Advisors that may be realized from their relationship with the Fund, including from soft-dollar arrangements.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements are in the best interests of the Fund. No single factor was determinative in the Board's analysis.

FIRST TRUST

First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Heitman Real Estate Securities LLC
191 North Wacker Drive, Suite 2500
Chicago, IL 60606

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEMS 6. INVESTMENTS.

(a) Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund IV
             ------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 20, 2016
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 20, 2016
     ---------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: June 20, 2016
     ---------------

* Print the name and title of each signing officer under his or her signature.